UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                  SCHEDULE 14C


           Preliminary Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934
                                 Amendment No. 1


Check the appropriate box:

[X]      Preliminary information statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14c-6(d)(2))
[ ]      Definitive information statement

                       ELEPHANT TALK COMMUNICATIONS, INC.
                (Name of Registrant as Specified in Its Charter)


                       Elephant Talk Communications, Inc.
                       438 East Katella Avenue, Suite 217
                                Orange, CA 92867

                           ---------------------------
                              INFORMATION STATEMENT
                           ---------------------------

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY



Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act rules 14c-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form of Schedule and the date of filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing party:

(4)  Date Filed:

Russelle Choi
Chairman

March 15, 2006


  MANAGEMENT HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK
              PERSONALLY, OTHERWISE YOUR VOTE WILL NOT BE COUNTED.


ELEPHANT TALK COMMUNICATIONS, INC.

March 15, 2006

To the Shareholders of
Elephant Talk Communications, Inc.

Dear Fellow Shareholders:

Attached please find a notice of special meeting of the shareholders of Elephant Talk Communications, Inc. (hereinafter "ETLK" or the "Company"), that will be held at the Company's headquarters, 438 East Katella Avenue, Suite 217, Orange, CA 92867, on Monday, April 24, 2006, at 10:00 a.m. Pacific Standard Time. The purpose of this meeting is to consider, discuss, vote and act upon the following:

     Amending the Company's Articles of Incorporation in order to increase the number of our authorized shares from 250 million shares of common stock to 650 million shares of common stock.

An affiliate and an officer and director who own in excess of 50.00% of the outstanding voting shares of the Company have advised the Company that they intend to vote in favor of the proposal set forth above. Consequently, the proposal will be approved at the special meeting of stockholders.

California law provides for dissenters' rights in certain types of fundamental changes to a corporation, articles of incorporation and governance matters, none of which are being undertaken by the Company at this special meeting.

The Company is also including herewith a copy of its most recent Annual Report on Form 10-KSB and Quarterly Report on Form 10-QSB, filed as exhibits to the Information Statement. If there are any questions or further information is required with respect to the meeting and the transactions contemplated thereby, please contact me at (714) 288-1570 or Harold H. Martin, Esq., Law Offices of Harold H. Martin, P.A., 17115 Kenton Drive, Suite 202A, Cornelius, North Carolina 28031, Tel: (704) 584-0268.

                                                        Warmest Regards,

                                                        /s/ Russelle Choi
                                                        -----------------
                                                            Russelle Choi
                                                            Chairman

DATED:  March 15, 2006

                       ELEPHANT TALK COMMUNICATIONS. INC.
                       438 East Katella Avenue, Suite 217
                                Orange, CA 92867
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                            NOTICE OF SPECIAL MEETING
                           Dated as of March 15, 2006
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                       ELEPHANT TALK COMMUNICATIONS, INC.
    -----------------------------------------------------------------------

To the Stockholders of Elephant Talk Communications, Inc.:

Pursuant to the provisions of the California Corporations Code, the Undersigned, being the Secretary of Elephant Talk Communications, Inc., provides that:

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Notice is hereby given that a special meeting (the "Meeting") of the stockholders of Elephant Talk Communications, Inc. (hereinafter referred to as "ETLK" or the "Company"), a California corporation, will be held at the Company headquarters, 438 East Katella Avenue, Suite 217, Orange, CA 92867, on Monday, April 24, 2006, at 10:00 a.m., Pacific Standard Time.

-----------------------------------------------------------------------

The purpose of this meeting is to consider, discuss, vote and act upon the following:

     Amending the Company's Articles of Incorporation to increase the number of our authorized shares of common stock from 250 million to 650 million shares.

An affiliate and an officer and director who own 59.5% of the outstanding voting shares of the Company have advised the Company that they intend to vote in favor of the proposal set forth above. Consequently, the proposal will be approved at the special meeting of stockholders.

The Company is also including herewith a copy of its most recent Annual Report on Form 10-KSB and Quarterly Report on Form 10-QSB, filed as an exhibit to the Information Statement.

If there are any questions or further information is required with respect to the two proposals, please contact Russelle Choi at 438 East Katella Avenue, Suite 217, Orange, CA 92867, Tel: (714) 288-1570.


By order of the Board of Directors

                                            /s/ MANU OHRI


                                           -----------------------------------
                                                       Manu Ohri
                                                       Secretary
DATED:  March 15, 2006

                       ----------------------------------

                                   PRELIMINARY
                              INFORMATION STATEMENT
                                       ON
                                  SCHEDULE 14C

                         SPECIAL MEETING OF STOCKHOLDERS
                            To be held April 24, 2006

                      ------------------------------------

                       ELEPHANT TALK COMMUNICATIONS, INC.
                       438 EAST KATELLA AVENUE, SUITE 217
                                ORANGE, CA 92867

March 15, 2006


GENERAL INFORMATION

This Information Statement is furnished in connection with a Special Meeting of Stockholders called by the Board of Directors (the "Board") of Elephant Talk Communications, Inc. (the "Company"), to be held at 438 East Katella Avenue, Suite 217, Orange, CA 92867 at 10:00 local time on Monday, April 24, 2006, and at any and all postponements, continuations or adjournments thereof (collectively, the "Meeting"). This Information Statement and the accompanying Notice of Special Meeting will be first mailed or given to the Company's stockholders on or about March 15, 2006.

All shares of the Company's common stock represented in person will be eligible to be voted at the Meeting.





WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ITEM 1.  DATE, TIME AND PLACE INFORMATION

The enclosed information statement is provided by the Board of Directors of the Company for use at the Special Meeting of Stockholders to be held at the Company's headquarters at 438 East Katella Avenue, Suite 217, Orange, CA 92867, at 10:00 a.m. on Monday, April 24, 2006, and at any and all postponements, continuations, or adjournments thereof.

Stockholders of record at the close of business on February 28, 2006 (the "Record Date") will be entitled to vote at the meeting or any adjournment or continuation thereof. On that date the Company had outstanding 183,655,081 shares of Common Stock entitled to one (1) vote per share. The affirmative vote of the holders of a majority of the Company's Common Stock is required to approve the proposal.

The presence of the holders of a majority of the issued and outstanding shares of common stock voting as a single class, entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business at the meeting.


                                    PROPOSAL
                     AMENDMENT TO ARTICLES OF INCORPORATION

   The Board of Directors authorized and approved on December 15, 2005, and recommends for shareholder approval, an amendment of the Company's Articles of Incorporation to read as follows:

        "The Corporation is authorized to issue two classes of stock, to be designated as "Common Stock" and "Class B Preferred Stock." The number of authorized shares of "Common Stock" is 650,000,000 shares which have no par value. The number of authorized shares of "Class B Preferred Stock" is 50,000,000 shares which have no par value. The Board of Directors is authorized to determine the rights, preferences and restrictions granted to or imposed upon the "Class B Preferred Stock."


NOW THEREFORE BE IT RESOLVED AS A SPECIAL RESOLUTION AT THE MEETING THAT:

The Articles of Incorporation of the Corporation be amended:

   (a) To approve an amendment to our Articles of Incorporation to increase the number of our authorized shares of Common Stock from 250 million to 650 million, in accordance with the terms of the proposed amendment to our Articles of Incorporation.
   (b) Any officer of the Company is hereby authorized and directed on behalf of the Company to execute and deliver to the directors under the California Corporations Code, Articles of Amendment in duplicate and such officer is authorized to execute and deliver all such other documents, do such other acts and things as may be necessary or desirable to give effect to the foregoing; provided, however, that the directors of the Company are hereby authorized to revoke the foregoing special resolution in whole or in part without further approval of the shareholders of the Company at any time prior to the endorsement by the directors under the California Corporations Code of the Certificate of Amendment of the Articles of Incorporation.

MANAGEMENT KNOWS OF NO OTHER MATTERS, INCLUDING PROPOSALS BY SHAREHOLDERS, THAT WILL COME BEFORE THE SPECIAL MEETING OF SHAREHOLDERS OTHER THAN AS SET FORTH HEREIN.

SPECIAL CONSIDERATIONS

There are several special considerations that a shareholder of the Company should take into account in evaluating whether to vote for or against the proposed increase in authorized capital stock of the Company. These include the following:

1. Issuance of Newly Authorized Shares to Consummate Acquisitions.  The increase
   --------------------------------------------------------------
in authorized common stock will be used in connection with the issuance of 60,000,000 shares to acquire certain acquisition candidates that fit within our strategic business plan. Further, additional shares of common stock may be issued from time to time in connection with our acquisition and expansion plans in China and Europe. The issuance of all of these shares may adversely affect the market price of our common stock.

On January 17, 2005, the Company entered into a Memorandum of Understanding (the "MOU") to acquire all of the issued and outstanding shares of Benoit Telecom Holding A.G., a European telecom company with headquarters at 105 Gartenstrasse, CH-4052 Basel, from an accredited investor and owner based in Europe. As of March 15, 2006, the Company has made earnest deposits of $6,151,250 with the investor. The Company is conducting its due diligence investigation of Benoit and expects to execute a definitive agreement upon completion of its investigation.

Pursuant to the terms of an agency agreement, the Company plans to issue 40,000,000 restricted common shares in connection with its acquisition of Phonetone Telecom Ltd. from Calfin Trust. Phonetone Telecom Ltd. is a European telecom service provider registered in the British Virgin Islands with administrative offices in Vaduz, Furstentum, Liechtenstein. It is a marketing vehicle for a unique low rate international telephone service based on Company's technical platform. As of March 15, 2006, the Company has advanced US$235,276 and 20,000,000 shares of common stock valued at $720,000 to Calfin Trust as an earnest deposit towards the Phonetone acquisition. The Company has performed its due diligence on the telecom service provider and plans to sign a definitive acquisition agreement in the near future. The Phonetone transaction is not a material transaction within the meaning of Item 310 of Regulation S-B, which would require the disclosure of audited and pro-forma financial statements by the Company.

On April 3, 2004, the Company signed a Share Exchange Agreement as part of its plan to acquire 60% of the equity ownership interest of Urumqi General Systems Technology Company Ltd., a company registered in the People's Republic of China from Keen Solution Group Limited, a company registered in the British Virgin Islands ("Keen Solution"). The transaction was restructured such that Keen Solution formed True Precise Technology Limited, a limited liability company registered in the British Virgin Islands ("True Precise"), as a vehicle to complete the Company's acquisition. On January 5, 2005, the Company completed its purchase of the 60% equity ownership interest in True Precise from Keen Solution pursuant to a share exchange agreement. As consideration for the acquisition, on July 26, 2004, the Company issued 4,000,000 restricted common shares to Keen Solution valued at $480,000 as the earnest deposit. On May 10, 2005, the Company issued an additional 19,137,500 restricted common shares valued at $956,875 as the remaining balance of the consideration to complete its obligation. On August 8, 2005, Keen Solutions sent notification informing the Company that it had unilaterally decided to terminate the Agreement. The True Precise acquisition has been cancelled, and the Company has taken protective measures to ensure that the 23,137,500 common shares are restricted and nontradeable. Of those shares, 20,137,500 have been returned to the Company's treasury, and the company continues to pursue the return of the remainder. The Company has agreed to reissue to Rising Water Capital all of the 23,137,500 common shares received or to be received as a result of the termination of the True Precise acquisition as part compensation for this failed acquisition. The successful consummation of the True Precise acquisition had been a condition of Rising Water Capital's obligation to purchase 195,947,395 shares of common stock pursuant to a Stock Purchase Agreement, dated June 30, 2005 (the "Stock Purchase Agreement"), so the reissuance of these shares is being offered as part compensation to Rising Water Capital.

On January 4, 2006, Guangdong Elephant Talk Network Consulting Limited, a limited liability company organized and existing under the laws of the Peoples' Republic of China ("Guangdong Elephant Talk") and an agent of the Company, and Beijing Zhongrun Chuangtou Technology Co., Ltd., a limited liability company organized and existing under the laws of the Peoples' Republic of China (the "Vendor"), entered into an Equity Transfer Agreement (the "Agreement"), pursuant to which Guangdong Elephant Talk agreed to acquire sixty percent (60%) of the registered capital of Beijing China Wind Telecommunication Information Technology Limited, a limited liability company organized under the laws of the Peoples' Republic of China ("Beijing China Wind").

Pursuant to the Agreement, the purchase price for 60% of Beijing China Wind amounts to $4,800,000, subject to adjustments based on Beijing China Wind's audited net income for fiscal 2005 and 2006, and is payable (x) in cash of $2,800,000 in five installments the last of which is to be paid on January 31, 2007, and (y) by the issuance by the Company to the Vendor of 20,000,000 shares of restricted common stock valued at US$0.10 per share, in four equal installments the last of which is to be issued on January 31, 2007. Finally, the Vendor has the right to exercise an option within 30 days after July 31, 2007 to return the 20,000,000 shares of restricted common stock either in exchange for a 25% equity interest in Beijing China Wind or for settlement in cash within 90 days.

The Company plans to finance the purchase price by a combination of issuing its common stock and making payments in cash from internal sources, mainly from the $3.5 million of proceeds advanced to date under the terms of a Convertible Promissory Note issued on December 15, 2005, which is discussed below. The terms of the Agreement impose several contractual restrictions on the operations of Beijing China Wind that may be favorable to the Company. In addition to other contractual restrictions, Guangdong Elephant Talk will have the right to appoint three of five seats on the Board of Directors of the Beijing China Wind.

The agency relationship inherent in the Agreement and ancillary documents is required in order to comply with the foreign investment laws of the Peoples' Republic of China. Under such laws, the Company would not be permitted, directly or indirectly, to own 60% of Beijing China Wind, so the Registrant has entered into a trust agreement with Lui Por and Lin Qui Xia, the owners of the capital stock of Guangdong Elephant Talk, who are also citizens and residents of the Peoples' Republic of China. The latter have agreed to hold their interests in Guangdong Elephant Talk for and on behalf of ET (Shenzhen) Investments Limited, a limited liability company incorporated in the Hong Kong SAR of the Peoples' Republic of China, and a subsidiary of the Company ("ET Investments"), and to transfer the 60% interest in Beijing China Wind to ET Investments or its designee when such transfer complies with China's foreign investment laws. In addition to the legal implications of the acquisition which are discussed above, the Company was informed by its accountants that it should be able to consolidate the operations of Beijing China Wind in the Company's consolidated financial statements in accordance with U.S. generally accepted accounting principles, because of the Company's indirect control over the operations of Beijing China Wind and recent FASB pronouncements with respect to this type of investment arrangement.

On January 2, 2006, Jinfuyi Technology (Beijing) Co., Ltd., a limited liability company organized and existing under the laws of the Peoples' Republic of China and a subsidiary of the Company ("Jinfuyi"), and Beijing China Wind entered into an Exclusive Technical Consulting and Services Agreement (the "Service Agreement"), pursuant to which Jinfuyi has the exclusive right to provide technical and consulting services in exchange for services fees that will be RMB40,000,000 per year, subject to the right of Jinfuyi to adjust the service fee depending on the quantity of the services that it actually provides.

The Company filed a Current Report on Form 8-K on January 13, 2006 with the Commission reporting its entering into the Equity Transfer Agreement on January 4, 2006, in connection with its acquisition of control of Beijing China Wind, a copy of which is hereby incorporated by reference. The Company intends to file a Current Report on Form 8-K-A with the Commission disclosing, among other things, the audited and pro forma combined financial statements for Beijing China Wind as required by Item 9.01 of Form 8-K. A copy of such Form 8-K-A is hereby incorporated by reference.

2. Other Share  Issuances  That Will Result in a Change of Control.  Pursuant to
   ---------------------------------------------------------------
the Stock  Purchase  Agreement,  the Company  agreed to sell,  and Rising  Water
Capital, A.G., a company registered in Zug, Switzerland ("Rising Water Capital"), agreed to purchase, 195,947,395 shares of the Issuer's Common Stock for an aggregate purchase price of $7,837,896. Section 4 of the Stock Purchase Agreement provided that Rising Water Capital would be entitled to appoint six out of eleven directors of the Issuer. In addition, Rising Water Capital agreed to retain the current management of the Issuer for a five year term. The purpose of this transaction will enable Rising Water Capital to infuse capital into the Company and also to acquire control of the Company.

On or about June 30, 2005, Rising Water Capital closed the purchase of a total of 100,000,000 shares of common stock at a price of $0.04 per share, representing 49.2% of the Company's 203,107,170 issued and outstanding shares of common stock. Inasmuch as the total authorized number of shares of common stock of the Company was 250,000,000 shares, management would not sell and Rising Water Capital was unable to purchase the remaining 95,947,395 shares. In addition, the arrangements with respect to the Board of Directors have not been consummated. Management of the Company has consistently taken the position that as of June 27, 2005, Rising Water Capital, and its majority owned parent, Q.A.T. Investments, S.A., a company organized and existing under the laws of

Luxembourg, did not control the Company within the meaning of Rule 405 under the Securities Act of 1933, as amended, despite the large minority position owned by Rising Water Capital. However, in the event that the authorized capital of the Company is increased pursuant to the proposed amendment to its articles of incorporation, and Rising Water Capital acquires additional shares of common stock, or, if the Convertible Promissory Note described in the next paragraph is exercised, management concedes that there will be a change in control of the Company.

On December 15, 2005, the Board of Directors of the Company authorized the execution and delivery of a Convertible Promissory Note in the principal amount of US$3.5 million (the "Note") to Rising Water Capital, in exchange for a loan in the same principal amount to be drawn down in stages. To date, the Company has borrowed the whole $3.5 million principal amount under that facility. The
Note is convertible during the term, in whole or in part, into shares of common stock at the conversion price of three and one-half cents (US$0.035) of principal amount per share of Common Stock. Assuming that the Note is fully converted into common stock, the Company would be obligated to issue 100,000,000 shares of common stock to Rising Water Capital, representing 33.0% of the post issuance shares of common stock outstanding as of December 15, 2005. To date, none of the principal amount of the Note has been converted into shares of common stock.

The Note is secured by shares owned or to be owned by the Company in Beijing Chinawind Communications Information Technology Co. Ltd, ET Middle East and ETC Holding A.G. Upon the occurrence and continuance of an Event of Default, the Holder of the Note may, by notice in writing to the Company, declare the entire unpaid principal of the Note to be, and all of the unpaid principal of the Note shall then be, due and payable together with interest accrued thereon.
Thereafter, the remedy of the Holder in the event of the nonpayment by the Registrant shall be conversion of the Note into Common Stock or the Holder may take the shares which secure the Note towards the unpaid principal of the Note together with accrued interest.

As a result of the cancellation of 20,137,500 shares of common stock by the Company as of December 31, 2005 in connection with the termination of the True Precise acquisition, and additional issuances through December 31, 2005, the outstanding shares of common stock were reduced from 203,107,170 to 183,655,081 shares as of December 31, 2005. This reduction in outstanding shares has resulted in an increase in the percentage ownership of Rising Water Capital from 49.2% to 54.5%. At such an increased ownership percentage, and given the influence of Rising Water Capital over the management of the Company and strategic decision of the Board of Directors, management has conceded that there has been a change in control of the Company. The share figures set forth below reflect the Company's now outstanding shares of common stock, and a Current Report on Form 8-K which was filed on March 1, 2006, further describes this change in control in more detail.

Rising Water Capital currently owns 100,000,000 shares of the Company's Common Stock, representing 54.5% of the issued and outstanding Common Stock. In the event that this Definitive Information Statement on Schedule 14C is mailed to shareholders, and our authorized capital is increased by filing Articles of Amendment with the California Secretary of State, Rising Water Capital will acquire an additional 95,947,395 shares of Common Stock pursuant to the Stock Purchase Agreement, and will own 195,947,395 shares of Common Stock, representing 70.1% of the issued and outstanding shares of Common Stock. If Rising Water Capital additionally were to convert in whole the Convertible Promissory Note with a principal balance of $3.5 million, it would own 295,947,395 shares of Common Stock, representing 77.9% of the issued and outstanding shares of Common Stock.

If the Convertible Promissory Note is simply converted in part to the fullest extent permissible prior to any amendment of our Articles of Incorporation to increase our authorized capital, so that Rising Water Capital acquires an additional 66,344,919 shares of Common Stock, and no shares are purchased under the Stock Purchase Agreement, Rising Water Capital will own 166,344,919 shares of Common Stock, representing 66.5% of the Issuer's Common Stock.

In each of the scenarios described above, the shareholdings of Rising Water Capital in the Company will increase dramatically from 54.5%, and it will have the ability to exercise complete control over the Company. As mentioned above, Rising Water Capital's plans are to acquire and exercise control over the Company. As part of the acquisition of control, Rising Water Capital has infused capital into the Company to enable it to enter into agreements to make strategic acquisitions in the telephone and related industries, and it plans to operate the companies that are acquired.

Reference is made to a filing on Schedule 13D, dated January 11, 2006, of Rising Water Capital and Q.A.T. Investments, S.A., for information about the identity and background of these companies, which schedule is hereby incorporated by reference.

In addition, reference is made to a Current Report on Form 8-K, filed with the Commission on March 1, 2006, in which the Company reports that a change in control has occurred.

Additional Share Issuances
--------------------------

During the year ended December 31, 2005, the Company issued 8,149,741 common shares valued at $382,250 as compensation to directors for salaries and fees for attending board meetings. The common shares were valued at the closing market price of the common shares on the first day of each month starting January 1, 2005. The Company issued 400,000 common shares valued at $20,000 to a consultant for providing consulting and advisory services. The common shares were valued at the ten-day average market closing price from the date of issuance.

Pursuant to a cancellation of Company's investment in New Times in December 2004, the shareholders of New Times were required to return to the Company 5,100,000 common shares as part of Company's consideration towards its 30% investment interest in New Times. On February 22, 2005, the Company cancelled 2,252,500 common shares received from New Times shareholders. The remaining
2,847,500 common shares are yet to be received by the Company from New Times shareholders and will be cancelled upon receipt of such shares.

ITEM 2. REVOCABILITY OF PROXY

Not applicable.

ITEM 3.  DISSENTERS' RIGHT OF APPRAISAL

Not applicable.

ITEM 4.  PERSONS MAKING THE SOLICITATION

This Information Statement is being distributed by the Board of Directors
(the "Board of Directors") of the Company. The cost of distribution will be borne by the Company. In addition to the distribution by mail, officers and employees of the Company may distribute in person. The Company may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending the information statement to the beneficial owners.


ITEM 5.  INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Not applicable.


ITEM 6.  VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF


BENEFICIAL OWNERSHIP OF VOTING SECURITIES

The following table sets forth certain information regarding beneficial ownership of Common Stock as of December 31, 2005 by (i) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock,
(ii) each director, and (iii) all executive officers and directors as a group. Each person has sole voting and sole investment or dispositive power with respect to the shares shown except as noted.

                                  COMMON STOCK

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Name and address                   #of         %of        Nature of Beneficial
                                  Shares      Class            Ownership
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Rising Water Capital, A.G.(1)    100,000,000    54.5%           Direct
Baarerstrasse 12
Zug, Switzerland  6300

Russelle Choi, Director (3)        9,195,132     5.0%           Direct
8/F, 145-159 Yeung Uk Road
Tsuen Wan
Hong Kong SAR, PRC


Lam Kwok Hung, Director (4)        5,317,066     2.9%           Direct
8/F, 145-159 Yeung Uk Road
Tsuen Wan
Hong Kong SAR, PRC

Theresa Tsoi, Officer (2)          3,147,132     1.7%           Direct
555 S. Powerline Rd.
Pompano Beach, FL  33069

Manu Ohri, Director                4,019,308     2.2%           Direct
438 E. Katella Avenue, Ste 217
Orange, CA  92867

Francis Lim, Director                536,645     0.3%           Direct
8/F, 145-159 Yeung Uk Road
Tsuen Wan
Hong Kong SAR, PRC


James Wang, Director                  48,821     0.03%          Direct
8/F, 145-159 Yeung Uk Road
Tsuen Wan
Hong Kong SAR, PRC


All Executive Officers
and Directors as a
Group (6 persons)                 22,264,104    12.1%           Direct

Total Shares
Outstanding                      183,655,081   100.0%


   (1) Rising Water Capital, A.G. is the record owner of 100,000,000 shares of common stock, representing 54.5% of the total outstanding shares, and the beneficial owner of 166,344,919 shares of common stock, representing 66.5% of the total outstanding shares. The additional 66,344,919 shares could be acquired within 60 days by Rising Water Capital, A.G. upon exercise of the Convertible Promissory Note to the maximum extent permissible. In addition, the Company has agreed to reissue 23,137,500 shares of common stock to Rising Water Capital as part compensation for the failed True Precise acquisition that Rising Water Capital indirectly funded.

   (2)    Theresa Tsoi is the sister of Russelle Choi and wife of Lam Kwok Hung.

   (3) Russelle Choi is a beneficial owner of 2,286,080 shares of common stock held by Wellgear Far East Limited, and 235,116 shares of common stock held by Wiselink Technologies Limited, which shares are included in the ownership figure reported.

   (4) Lam Kwok Hung is a beneficial owner of 805,739 shares of common stock held by Wiseley International Limited, which shares are included in the ownership figure reported.


Management of the Company has advised that they may acquire additional shares of Company Common Stock from time to time in the open market at prices prevailing at the time of such purchases.

PRICE RANGE OF COMMON STOCK

During the 2004 through 2005 period, the Company's common stock traded on the Over-the-Counter Bulletin Board. The range of high and low bid quotations for the Common Stock for the two most recently completed fiscal years and the current fiscal year are provided below. The volume of trading in the Company's Common Stock has been limited and the bid prices as reported may not be indicative of the value of the Common Stock or of the existence of an active trading market. These over-the-counter market quotations were provided by the Over-the-Counter Bulletin Board and may not necessarily represent actual transactions; they reflect inter-dealer prices without retail markup, markdown or commissions.

                                High Bid Low Bid
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2004 Fiscal Year
----------------------
First Quarter              $0.26              $0.12
Second Quarter             $0.23              $0.08
Third Quarter              $0.13              $0.07
Fourth Quarter             $0.10              $0.04

2005 Fiscal Year           High Bid           Low Bid
----------------------

First Quarter              $0.15              $0.03
Second Quarter             $0.08              $0.03
Third Quarter              $0.08              $0.03
Fourth Quarter             $0.06              $0.02


On March 15, 2006, the reported closing price for the Company's Common Stock was $0.15. The number of record holders of the Company's Common Stock on December 31, 2005 per the stock transfer agent's record was 2,980.

The Company has never paid dividends with respect to the Common Stock and currently does not have any plans to pay cash dividends in the future. There are no contractual restrictions on the Company's present or future ability to pay dividends. Future dividend policy is subject to the discretion of the Board of Directors and is dependent upon a number of factors, including future earnings, capital requirements and the financial condition of the Company. The California Corporations Code provides that a corporation may not pay dividends if the payment would render the corporation unable to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than the sum of its total liabilities plus amounts constituting a liquidation preference to other security holders.

The Company has no preferred stock issued or outstanding. In addition, the Company has no warrants or options convertible or exercisable into common stock currently outstanding.

ITEM 7.  DIRECTORS AND EXECUTIVE OFFICERS

Not applicable.

ITEM 8.  COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Not applicable.

ITEM 9.  INDEPENDENT PUBLIC ACCOUNTANTS

Not applicable.

ITEM 10.  COMPENSATION PLANS

Not applicable.


ITEM 11. AUTHORIZATION OR ISSUANCE OF SECURITIES OTHERWISE THAN FOR EXCHANGE


On January 17, 2005, the Company entered into a Memorandum of Understanding (the "MOU") to acquire all of the issued and outstanding shares of Benoit Telecom Holding A.G., a European telecom company with headquarters at 105 Gartenstrasse, CH-4052 Basel, from an accredited investor and owner based in Europe. As of March 15, 2006, the Company has made earnest deposits of $6,151,250 with the investor. The Company is conducting its due diligence investigation of Benoit and expects to execute a definitive agreement upon completion of its investigation.

Pursuant to the terms of an agency agreement, the Company plans to issue 40,000,000 restricted common shares in connection with its acquisition of Phonetone Telecom Ltd. from Calfin Trust. Phonetone Telecom Ltd. is a European telecom service provider registered in the British Virgin Islands with administrative offices in Vaduz, Furstentum, Liechtenstein. It is a marketing vehicle for a unique low rate international telephone service based on Company's technical platform. As of March 15, 2006, the Company has advanced US$235,276 and 20,000,000 shares of common stock valued at $720,000 to Calfin Trust as an earnest deposit towards its acquisition. The Company has performed its due diligence on the telecom service provider and plans to sign a definitive acquisition agreement in the near future. The Phonetone transaction is not a material transaction within the meaning of Item 310 of Regulation S-B, which would require the disclosure of audited and pro-forma financial statements by the Company.

On April 3, 2004, the Company signed a Share Exchange Agreement as part of its plan to acquire 60% of the equity ownership interest of Urumqi General Systems Technology Company Ltd., a company registered in the People's Republic of China from Keen Solution Group Limited, a company registered in the British Virgin Islands ("Keen Solution"). The transaction was restructured such that Keen Solution formed True Precise Technology Limited, a limited liability company registered in the British Virgin Islands ("True Precise"), as a vehicle to complete the Company's acquisition. On January 5, 2005, the Company completed its purchase of the 60% equity ownership interest in True Precise from Keen Solution pursuant to a share exchange agreement. As consideration for the acquisition, on July 26, 2004, the Company issued 4,000,000 restricted common shares to Keen Solution valued at $480,000 as the earnest deposit. On May 10, 2005, the Company issued an additional 19,137,500 restricted common shares valued at $956,875 as the remaining balance of the consideration to complete its obligation. On August 8, 2005, Keen Solutions sent notification informing the Company that it had unilaterally decided to terminate the Agreement. The True Precise acquisition has been cancelled, and the Company has taken protective measures to ensure that the 23,137,500 common shares are restricted and nontradeable. Of those shares, 20,137,500 have been returned to the Company's treasury, and the company continues to pursue the return of the remainder. The Company has agreed to reissue to Rising Water Capital all of the 23,137,500 common shares received or to be received as a result of the termination of the True Precise acquisition as part compensation for the failed acquisition. The successful consummation of the True Precise acquisition had been a condition of

Rising Water Capital's obligation to purchase 195,947,395 shares of common stock pursuant to a Stock Purchase Agreement, so the reissuance of these shares is being offered as part compensation to Rising Water Capital.


On January 4, 2006, Guangdong Elephant Talk Network Consulting Limited, a limited liability company organized and existing under the laws of the Peoples' Republic of China ("Guangdong Elephant Talk") and an agent of the Company, and Beijing Zhongrun Chuangtou Technology Co., Ltd., a limited liability company organized and existing under the laws of the Peoples' Republic of China (the "Vendor"), entered into an Equity Transfer Agreement (the "Agreement"), pursuant to which Guangdong Elephant Talk agreed to acquire sixty percent (60%) of the registered capital of Beijing China Wind Telecommunication Information Technology Limited, a limited liability company organized under the laws of the Peoples' Republic of China ("Beijing China Wind").

Pursuant to the Agreement, the purchase price for 60% of Beijing China Wind amounts to $4,800,000, subject to adjustments based on Beijing China Wind's audited net income for fiscal 2005 and 2006, and is payable (x) in cash of $2,800,000 in five installments the last of which is to be paid on January 31, 2007, and (y) by the issuance by the Company to the Vendor of 20,000,000 shares of restricted common stock valued at US$0.10 per share, in four equal installments the last of which is to be issued on January 31, 2007. Finally, the Vendor has the right to exercise an option within 30 days after July 31, 2007 to return the 20,000,000 shares of restricted common stock either in exchange for a 25% equity interest in Beijing China Wind or for settlement in cash within 90 days.

The Company plans to finance the purchase price by a combination of issuing its common stock and making payments in cash from internal sources, mainly from the $3.5 million of proceeds advanced to date under the terms of a Convertible Promissory Note issued on December 15, 2005, which is discussed below. The terms of the Agreement impose several contractual restrictions on the operations of Beijing China Wind that may be favorable to the Company. In addition to other contractual restrictions, Guangdong Elephant Talk will have the right to appoint three of five seats on the Board of Directors of the Beijing China Wind.

The agency relationship inherent in the Agreement and ancillary documents is required in order to comply with the foreign investment laws of the Peoples' Republic of China. Under such laws, the Company would not be permitted, directly or indirectly, to own 60% of Beijing China Wind, so the Registrant has entered into a trust agreement with Lui Por and Lin Qui Xia, the owners of the capital stock of Guangdong Elephant Talk, who are also citizens and residents of the Peoples' Republic of China. The latter have agreed to hold their interests in Guangdong Elephant Talk for and on behalf of ET (Shenzhen) Investments Limited, a limited liability company incorporated in the Hong Kong SAR of the Peoples' Republic of China, and a subsidiary of the Company ("ET Investments"), and to transfer the 60% interest in Beijing China Wind to ET Investments or its designee when such transfer complies with China's foreign investment laws. In addition to the legal implications of the acquisition which are discussed above, the Company was informed by its accountants that it should be able to consolidate the operations of Beijing China Wind in the Company's consolidated financial statements in accordance with U.S. generally accepted accounting principles, because of the Company's indirect control over the operations of Beijing China Wind and recent FASB pronouncements with respect to this type of investment arrangement.

On January 2, 2006, Jinfuyi Technology (Beijing) Co., Ltd., a limited liability company organized and existing under the laws of the Peoples' Republic of China and a subsidiary of the Company ("Jinfuyi"), and Beijing China Wind entered into an Exclusive Technical Consulting and Services Agreement (the "Service Agreement"), pursuant to which Jinfuyi has the exclusive right to provide technical and consulting services in exchange for services fees that will be RMB40,000,000 per year, subject to the right of Jinfuyi to adjust the service fee depending on the quantity of the services that it actually provides.

The Company filed a Current Report on Form 8-K on January 13, 2006 with the Commission reporting its entering into the Equity Transfer Agreement on January 4, 2006, in connection with its acquisition of control of Beijing China Wind, a copy of which is hereby incorporated by reference. The Company intends to file a Current Report on Form 8-K-A with the Commission disclosing, among other things, the audited and pro forma combined financial statements for Beijing China Wind as required by Item 9.01 of Form 8-K. A copy of such Form 8-K-A is hereby incorporated by reference.

ITEM 12.  MODIFICATION OR EXCHANGE OF SECURITIES

No action is to be taken by the Company with respect to the modification of any class of securities of the Company, or the issuance or authorization for issuance of securities of the Company in exchange for outstanding securities of the Company.

ITEM 13.  FINANCIAL AND OTHER INFORMATION

The Company hereby provides the information as required by paragraph (a) of this Item as follows:

The Company's SEC filings are set forth as exhibits 2 and 3 to this Information Statement. These include (i) Exhibit 2 - the Annual Report on Form 10-KSB of the Company for the year ended December 31, 2004, as amended, and (ii) Exhibit 3 - the Quarterly Report on Form 10-QSB of the Company for the quarter ended September 30, 2005.

ITEM 14. MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SIMILAR MATTERS

See Item 11 above.

ITEM 15.   ACQUISITION OR DISPOSITION OF PROPERTY

No action is to be taken by the Company with respect to the acquisition or disposition of any property.

ITEM 16. RESTATEMENT OF ACCOUNTS

No action is to be taken by the Company with respect to the restatement of any asset, capital, or surplus account of the Company.

ITEM 17.  ACTION WITH RESPECT TO REPORTS

No action is to be taken by the Company with respect to any report of the Company or of its directors, officers, or committees or any minutes of a meeting of its security holders.

ITEM 18.  MATTERS NOT REQUIRED TO BE SUBMITTED

No action is to be taken by the Company with respect to any matter which isnot required to be submitted to a vote of security holders. Management does not know of any other matters which may come before this meeting. However, if any other matters are properly presented at the meeting, it is the intention of the officers and directors named in the accompanying information statement to vote, or otherwise act, in accordance with their judgment on such matters.


ITEM 19.  AMENDMENT OF ARTICLES, BYLAWS OR OTHER DOCUMENTS

Action will be taken by the Company with respect to the amendment of articles of incorporation of the Company, to increase the number of our authorized shares of common stock from 250 million to 650 million, in accordance with the terms of the proposed amendment to our Articles of Incorporation. A copy of the proposed Certificate of Amendment to our Articles of Incorporation is attached as Exhibit 1 hereto.

ITEM 20.  OTHER PROPOSED ACTION

No action is to be taken by the Company on any matter not specifically referred to in this Schedule 14C.


ITEM 21.  VOTING PROCEDURES

The Board of Directors has fixed December 31, 2005, as the record date for the determination of shareholders entitled to vote at the meeting. At the close of business on that date there were outstanding and entitled to vote 203,107,170 shares of Common Stock entitled to one (1) vote per share. The affirmative vote of the holders of a majority of the Company's Common Stock is required to approve the authorized capital proposal.

An affiliate and a director and President of the Company may be deemed to control 109,195,132 shares of Common Stock, representing approximately 59.5% percent of the outstanding shares of Common Stock, and they have indicated their intention to vote all shares of Common Stock owned by them in favor of the authorized capital proposal. This will assure that the authorized capital proposal will be passed.


ITEM 22. INFORMATION REQUIRED IN INVESTMENT COMPANY PROXY STATEMENT

Not applicable.


ITEM 23.  INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED
          UPON.

Not applicable.

ITEM 24.  PROPOSALS BY SECURITY HOLDERS.

Not applicable.

ITEM 25.  DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS.

The Company intends to deliver only one copy of this Information Statement to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders.

We will deliver promptly upon written or oral request a separate copy of this Information Statement to a security holder at a shared address to which a single copy of the Information Statement was delivered upon receipt of instructions from the security holder and we will provide directions to the security holder as to how he can notify us of his wishes.

Our telephone number is (714) 288-1570 and our mailing address is 438 East Katella Avenue, Suite 217, Orange, California 92867 for use in communications about receiving a separate copy of this Information Statement. In the event that you are a security holder sharing an address and you would like to receive a single copy of this Information Statement and you are currently receiving multiple copies of documents from us, please contact us at the above telephone number or address to have your wishes followed.

ITEM 26. OTHER AND GENERAL INFORMATION.

Our Annual Report on Form 10-KSB for the year ended December 31, 2004, including audited financial statements as of that date, and our Quarterly Report on Form 10-QSB, for the quarter ended September 30, 2005, are available from us on request. They are also included as exhibits to this Information Statement. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith file annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by ETLK can be accessed electronically by means of the SEC's home page on the Internet at ttp://www.sec.gov or at other Internet sites such as http://www.freeedgar.com.

     You can read and copy any materials that we file with the SEC at the SEC'S Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.

                                      ELEPHANT TALK COMMUNICATIONS, INC.

                                       By /s/ Russelle Choi
                                          -----------------
                                              Russelle Choi
                                              President

Dated:   March 15, 2005


By the order of the Board of Directors


                                          /s/ Russelle Choi
                                          -----------------
                                              Russelle Choi
                                              Chairman

EXHIBIT INDEX

Exhibit
Number                            Description
------                            -----------


1. Annual Report on Form 10-KSB for the year ended December 31, 2004 of Elephant Talk Communications, Inc.
2. Quarterly Report on Form 10-QSB for the quarter ended September 30, 2005 for Elephant Talk Communications, Inc.
3.    Certificate of Amendment to our Articles of Incorporation

Exhibit No. 1 - Annual Report on Form 10-KSB for the year ended December 31,
                2004 of Elephant Talk Communications, Inc.

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-KSB
(Mark One)
   [X]     ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
           SECURITIES EXCHANGE ACT OF 1934
                                      For fiscal year ended December 31, 2004

   [ ]     TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE
           SECURITIES EXCHANGE ACT OF 1934

                        Commission file number 000-30061

                       ELEPHANT TALK COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

                                   CALIFORNIA
                            (State of incorporation)

                                   95-4557538
                      (I.R.S. Employer Identification No.)

  438 East Katella Avenue,  Suite 217, Orange,  California 92867, (714) 288-1570
    (Address, including zip code, and telephone number, including area code, of registrant's executive offices)

           Securities registered pursuant to Section 12(b) of the Act:

                               Title of each class
                                      None

                    Name of each exchange on which registered
                                      None

   Securities registered pursuant to Section 12(g) of the Act:
                           Common Stock: No par value

         Check whether the issuer (1) filed all reports  required to be filed by
Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes X No

         Check if disclosure of delinquent filers in response to item 405 of Regulation S-B is not contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. [X]

         Issuer's revenues for most recent fiscal year: $636,615

         State the aggregate market value of voting stock held by non-affiliates computed by reference to the price at which the stock was sold, or the average bid and asked prices of such stock, as of a specified date within the past 60 days: As of March 22, 2005, $3,865,641.

State the number of shares outstanding of each of the issuer's classes of common equity, as of the latest practicable date: As of March 22, 2005, there were 59,017,706 shares of common stock outstanding.

                                        1

                ELEPHANT TALK COMMUNICATIONS, INC. AND SUBSIDIARY

                         2004 Form 10-KSB Annual Report
                                Table of Contents
                                                                            Page
                                     PART I

  Item 1.    Description of Business.......................................... 3

  Item 2.    Description of Property..........................................21

  Item 3.    Legal Proceedings................................................21

  Item 4.    Submission of Matters to a Vote of Security Holders..............21

                                     PART II

  Item 5.    Market for Common Equity and Related Stockholder Matters.........22

  Item 6.    Management's Discussion and Analysis or Plan of Operation........23

  Item 7.    Consolidated Financial Statements................................28

  Item 8.    Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.........................................28

  Item 8A    Controls and Procedures..........................................29

  Item 8B    Other Items......................................................29

                                    PART III

  Item 9.    Directors, Executive Officers, Promoters and Control Persons;
             Compliance With Section 16(a) of the Exchange Act................29

  Item 10.   Executive Compensation...........................................31

  Item 11.   Security Ownership of Certain Beneficial Owners and Management...32

  Item 12.   Certain Relationships and Related Transactions...................35

                                     PART IV

  Item 13.   Exhibits, and Reports on Form 8-K................................36

  Item 14.   Principal Accountant Fees and Services...........................36

             Signatures.......................................................37

Explanatory Note:

Unless otherwise indicated or the context otherwise requires, all references herein to the "Company" are to Elephant Talk Communications, Inc., a California corporation and its wholly owned subsidiary, Elephant Talk Limited. All share and per share information contained herein has been adjusted to reflect a one for ten reverse split of the Company's common stock completed and effected on January 22, 2002.


                                     PART I

Item 1:  Description of Business.

Organization and Nature of Operations
-------------------------------------

Elephant Talk Communications, Inc. (herein referred to as "ElephantTalk", "ETCI", "We", "Our", or "Company" formerly known as Staruni Corporation), was incorporated on February 5, 1962 under the laws of the state of California as Altius Corporation. The Company was involved in manufacturing of freeway signs. In March 1997, Altius acquired Starnet Universe Internet, Inc., a web developer and Internet Service Provider (ISP) and changed its name to Staruni Corporation.

Pursuant to an Agreement of Merger and Plan of Reorganization, effective August 27, 2001, and through the subsequent transaction that closed on January 4, 2002, Staruni Corporation, a California corporation merged with Elephant Talk Limited, a limited liability company incorporated in Hong Kong. Pursuant to the merger agreement, Staruni continued its corporate existence under the laws of California and Elephant Talk Limited became its wholly-owned subsidiary. In conjunction with the merger, Staruni changed its name to Elephant Talk Communications, Inc. in order to emphasize that the new focus of the ETCI will be the business of Elephant Talk Limited. Pursuant to the terms of the merger, each holder of ordinary shares of Elephant Talk Limited common stock, par value of HK$1 (One Hong Kong Dollar) immediately prior to the effective time of the merger date, by virtue of the merger and without any action on the part of such holder, was entitled to receive, as of the merger date, such number of shares of common stock of ETCI, no par value, as the number of shares of Elephant Talk Limited common stock owned by such holder as of the merger date. Collectively, following the merger, the former holders of Elephant Talk Limited common stock held 31,164,210 shares of our common stock, which represented 90% of our issued and outstanding shares of common stock at the time. The merger caused no change in any of the shares of the ETCI's common stock outstanding on the merger date, and no other securities were converted as a result of the merger. At the conclusion of the merger on January 4, 2002, The Hartcourt Companies, Inc. ("Hartcourt") retained a majority ownership in ETCI.

Elephant Talk Limited, is currently engaged in long distance telephone business and actively pursuing to position itself in mobile value-added service provider in China. Per the terms of the merger agreement, the Company sold its Internet Service Provider ("ISP") business to a related party, Vision Aerospace Inc. ("Vision") for 1,000,000 shares of Vision valued at $10,385. Vision is owned by the former President of the Company. The value of the shares was recorded at the book value of the assets exchanged to acquire the shares of Vision.


                                        3

Pursuant to the terms of the share exchange agreement, control of the combined companies passed to the former shareholders of Elephant Talk Limited.

Prior to the merger, Elephant Talk Limited was a 51% owned subsidiary of Hartcourt, a publicly listed company in the US and Germany. On May 16, 2001, Hartcourt and Elephant Talk Limited executed a Sale and Purchase Agreement whereby Hartcourt acquired 51% of the ownership interest in Elephant Talk Limited for a total consideration of $4,194,000. The terms of the agreement required Elephant Talk Limited to increase its authorized capital from
25,000,000 shares to 30,000,000 shares. Hartcourt subscribed to a block of 5,000,000 new shares; issued 1,000,000 Hartcourt shares under Rule 144 of the SEC regulations, valued at 61.9 cents per share; and executed a promissory note payable to Elephant Talk Limited in the amount of $1,250,000 due on February 16, 2002, which was further extended for payment to May 31, 2002. In addition, Hartcourt subscribed to another block of 10,300,000 Elephant Talk Limited shares from private owners for a consideration of $2,325,000 and issued 3,756,058 Hartcourt shares under Rule 144 for a combined total of 51% ownership interest in Elephant Talk Limited.

Pursuant to an execution of a Spin-Off Agreement, dated September 12, 2002, and through the subsequent transactions that closed on January 4, 2003, the Company terminated its relationship with Hartcourt. Pursuant to the terms of the Spin-Off Agreement, the Company received from Hartcourt 17,895,579 of its common shares held by Hartcourt and $349,000 in cash advances, in exchange for returning 4,756,000 common shares of Hartcourt held by the Company and its affiliates, canceling two promissory notes of Hartcourt held by the Company and its affiliate in the respective amounts of $1,250,000 and $140,595, and canceling the indebtedness of cash advances by issuing 5,000,000 of its restricted common shares to Hartcourt. In addition to executing the Spin-Off Agreement, the parties executed a mutual release to end their relationship and place each other in a position whereby no party is indebted to the other party.

The Company's business purpose of the acquisition of Elephant Talk Limited via the merger was to gain market share in the telecommunication industry in Asia. Following the merger, the Company adopted Elephant Talk Limited business as its own. Elephant Talk is a value added services provider in the large and ever growing value added services market in China. Our services include:

   o Voice over Internet Protocol (VoIP) service targeted to PC-Phone users o Mobile value added services, including Short Messaging Service (SMS),
      Interactive Voice Response (IVR) service, electronic payment/commerce services.

Background of Elephant Talk Limited

Established in late 1994, Elephant Talk Limited is located and operated in Hong Kong. The Company was previously a provider of international call termination into China. However, due to the extreme competitive nature of this market, the Company is now repositioned as a mobile value-added services provider in China that provides the following services:

   o  mobile  value-added   services,   viz.,  short  messaging  services  (SMS)
      including  SMS based chat and mobile  games,  interactive  voice  response



                                        4
      services (IVRS), ring-tone/wall-paper downloads for mobile handsets and mobile e-commerce/payment services;
   o eTalk, our pre-paid calling card for PC-to phone service targeted at HK-China business commuters;
   o  prepaid  and post  paid  phone  cards  that are  distributed  in the US;
   o International long distance services in wholesale market principally to carriers

The majority of the Company's revenue on an on-going is expected to come basis from mobile value-added services. Instead of building the business by itself, the Company is in the process of acquiring an established Short Messaging Service (SMS) company in China as a cornerstone in its transition to higher margin telecommunications industry.

Technology infrastructure

Elephant Talk Limited's mobile value-added network infrastructure principally comprises of Intel based servers that runs on Linux operating system. This messaging platform is interconnected with China Mobile's (the leading mobile carrier in China) nationwide backbone in various points in China providing seamless coverage and service to our customers in the major locations in China.

Our VoIP calling card platform has been designed as a PSTN switch with VoIP functions, and enables the Group to provide a robust, reliable and quick prepaid product. Its architecture includes a backbone switching mechanism that offers an integration of circuit-switched and packet-switched networks, and automatically detects and adopts the best routing available having regard to carrier cost and QoS. With the simultaneous use of VoIP and PSTN switching, the company is able to achieve lower routing costs through VoIP functionality while retaining stable connections and QoS offered by PSTN platform.

This VoIP system and other voice related network infrastructure is installed at the company's Network Operation Centre in Kwun Tong, Hong Kong and Boston, Massachusetts. The company's integrated network infrastructure comprises of a combination of voice switches (connected to telephone systems of external carriers) and VoIP gateways (connected to the Internet) connecting to each other through its private telephone exchange system(s) ("PBX"). The configuration enables the company to provide telecommunication services to its customers on a 24x7 basis.

Markets and Customers

Our customers are primarily individual retail customers of mobile value-added services in China, with over 1 million retailers at the end of 2004. This group of customers can access the Company's services via the internet or from their mobile handsets.

The list of corporate customers however is growing as we now start to place a greater focus on corporate mobile value-added applications. Amongst them include a prominent Shanghai based Chine Eastern Airlines that uses our SMS platform to alert their passengers of flight schedules and permits their frequent flyer customers to check on their air miles balance at anytime via their handsets. The China National Football Lottery Commission is another valued corporate customer of our SMS service platform. Via our platform, the purchase of lottery tickets


                                        5
and the distribution of winning numbers has been made efficient. Lottery participants in Xinjiang enter several simple codes into their handsets and the purchase is automatically effected and results sent directly to the participants' handsets.

Our eTalk calling card has attracted a dedicated group of HK-China business commuters that have successfully realized substantial savings from call back to HK as well as other parts of the world as they travel throughout China.

We continue to provide some international call termination services to China and other parts of Asia to other carriers around the world. However, due to the competitiveness of the market, revenues have all but disappeared and attention to this segment has slowly diminished throughout the course of 2004.

Long-term Growth Strategy

During the course of 2004, management as been actively repositioning the Company from the extremely competitive and virtually no margin market of international call termination to the huge profitable, growing, though still competitive, mobile value added services market in China.

Market Opportunity and Size

As of August 2004, figures from the Ministry of Information Industry of China show that the number of mobile handset users exceeded 300 million with a projected compound annual growth rate (CAGR) of 25% until 2007. China's wireless penetration rate (i.e., the number of subscribers divided by the estimated population of China) remained relatively low in comparison to other Asian wireless markets such as Japan, South Korea and Hong Kong, which have penetration rates of 61.8%, 68.3% and 91.1%, respectively. As evidence, Pyramid Research, an independent research agency, estimates that the number of mobile subscribers in China will reach approximately 395 million by December 31, 2005, representing a penetration rate of only 30.0% as of December 31, 2005.

Norson Telecom Consulting, an independent research agency, estimates that total wireless value-added services revenue in China grew from RMB1.0 billion ($120.8 million) in 2001 to RMB15.0 billion ($1.8 billion) in 2003 and will continue to grow to RMB26.0 billion ($3.1 billion) in 2004. Despite such growth, Norson Telecom Consulting estimates that total revenue gained from wireless value-added services accounted only for 3.5% of total wireless revenue in China in 2002. This is a significantly lower percentage than that experienced by operators in other markets with progressive wireless value-added-services businesses such as NTT DoCoMo, Inc. in Japan with approximately 21.0% of revenue from wireless value-added services in 2002, SK Telecom Co., Inc. in Korea with approximately 8.5% of revenue from wireless value-added-services in 2002, and Vodafone Group PLC in Europe with approximately 11.9% of revenue from wireless value-added-services in 2002. Although the data disclosed is dated, it still suggests that there is further room for growth in this sector.

Shanghai-based iResearch estimates mobile value-added services to follow 2004's 65% growth with growth rates of 41% and 35% in 2005 and 2006, translating into a market value of $4.4 billion in 2005 and $5.9 billion in 2006. This market is increasingly shifting towards the next generation technologies, with mobile operators upgrading their networks to general packet-switched radio service
(GPRS),  and code division  multiple  access 1x RTT, (CDMA 1x RTT),  systems and

                                        6
users upgrading to next generation handsets that can operate with technologies such as MMS and WAP. The mobile operators, China Mobile and China Unicom, have recognized this opportunity and are collaborating with selected service providers to further develop 2.5G/3G applications and services.

Long-term Strategy

The Company's long term strategy is to become a major player in the mobile value-added services market by becoming the preferred platform for our customers around the world to access and/or exchange information with one another, via various mediums such as mobile terminals or the internet. As part of this transformation, the Company signed a Share Exchange Agreement dated April 3, 2004, with its intent to acquire 60% of the equity ownership interest in Urumqi General Systems Technology Company Ltd. (known as "General System" or "WestSMS"), a leading provider of mobile SMS services in the resource rich province of Xinjiang, China. On January 5, 2005, the Company completed the above acquisition where it formed True Precise Technology Limited ("True Precise"), a limited liability company registered in British Virgin Islands, as its investment holding company, that acquired 60% of the equity ownership interest in General System from Keen Solution Group Limited ("Keen Solution"), a limited liability company registered under the laws of British Virgin Islands. As consideration for the acquisition, on July 26, 2004, the Company issued 4,000,000 restricted common shares to the shareholders of Keen Solution valued at $480,000, as its earnest deposit. The Company agreed to issue an additional 14,137,500 restricted common shares valued at $1,116,862 to complete the acquisition. Upon completion of the transaction, True Precise became a wholly-owned subsidiary of the Company and General System became a majority owned subsidiary of True Precise.

The Company intends to continue on this path of repositioning by further acquisition of a controlling stake in profitable companies in the coming year. The Company is presently involved in discussions to acquire:

   o a European based carrier that provides various premium rate services, such as 0900 service and VoIP services to corporations and content providers within the European Union. The Company believes that we can extract considerable synergies with them by integrating our VoIP platforms and extend our reach from China into Europe and vice-versa. Unforeseen circumstances not withstanding, we expect completion of this transaction by May 31, 2005;

   o a SMS company in China that is ranked as one of the top 20 mobile value-added service companies in China. The nationwide footprint of this company will complement our business with WestSMS and we will be able to provide considerable increase to our revenues and bottom line profits. The acquisition discussions are at an early stage and no assurances can be provided that this acquisition will complete in the near future.

We believe that our market concentration in China will be beneficial to the Company as the telecommunications industry in China experiences continuous growth along with the development and modernizations of her economy. As customers' needs become more sophisticated and price-sensitive, the market demand for eTalk is expected to increase significantly. The Accession to WTO makes the demand for international calling services even bigger. We rely on an increasingly transparent regulatory environment in China through her Telecommunications Regulations, and its gradual opening up of the domestic
                                        7
market to foreign participation which should create massive opportunities that facilitate progress toward an improved operating environment.

Urumqi General System Technology Company Ltd. ("General System" or "WestSMS")

Company Background

Urumqi General System Technology Company Ltd. was incorporated in 1997 in Urumqi, Xinjiang province, China. Xinjiang province is rich in oil & gas and has been earmarked for development by the Chinese Government and infrastructure projects, such as gas pipelines are being constructed to tap into the rich natural resource there.

General  System was  initially  a systems  integration  company  focusing on the
Intranet segment offering wide area networking solutions to the finance/securities, insurance and petrochemical markets. The company is also a Microsoft certified solutions provider.

In 2001, General System established the WestSMS portal (www.westsms.com), becoming the first company in XianJiang to offer mobile handset value-added services. Services now offered include short messages, Interactive Voice Response service (IVRS), Multimedia Messaging Service (MMS) and Wireless Application Protocol (WAP) services. In March 2003, WestSMS was granted the nationwide access short code 9996 for SMS by China Mobile. The company has enjoyed and sustained growth in 2004 and is confident that growth in 2005 will continue at a greater pace.

With the explosive growth of the mobile value added services market in China, the majority of General System's business is now derived from mobile services and the Intranet business is no longer its focus.

General System - The Business

General System is in the business of providing nationwide short messaging service, multimedia messaging service, interactive voice response and mobile payment service to consumers and corporations.

Messages are either composed on or downloaded from WestSMS' portal, www.westsms.com, or composed and transmitted to cellular phones from the users own handset. WestSMS was the pioneer in introducing Uigur language support, the native language of Xinjiang, in their messaging applications. The portal also offers consumers a rich choice of wall paper, games and ring-tones to download to their handsets. The UMPS allows merchants to accept order and payments via the SMS platform. In addition, General System offers a SMS based chat service where operators chat with users on a wide variety of topics. The headquarters of General System is in Urumqi, the capital of Xinjiang province in North-Western China.

General System's service is offered via China Mobile's Monternet service. China Mobile is the dominant cellular service provider in China, with over 250 million users, and Monternet is China Mobile's premium content service. A content provider, such as General System, enters into a revenue share arrangement with China Mobile to provide access to their content. The Company is in discussions to enter into a similar arrangement with China Unicom, the other dominant cellular service provider in China. Billing and collection is done by cellular

                                        8
service provider and settlement occurs monthly. Presently, the cellular service provider keeps 15% of the collected revenue and the balance is passed onto General System. Users must first opt into General System content service by Making their selection when they register their handset with China Mobile. Users can also register for the service by accessing the General System portal.

Products & Services

Downloads - consumer/entertainment services:
Ring tones, wall paper, games and canned messages are charged on a one off basis or on a monthly subscription basis. Such subscription packages normally contain a fixed number of monthly downloads. Other monthly subscription based service includes SMS chat and SMS based games where the user interacts with the game server via SMS.

Interactive Voice Recognition Service (IVRS):
Users access voice based information via their handsets by dialing a specific number. They then select the desired information by entering the appropriate commands from their handsets. General System presently offers a wide range of information including weather, stock information, news, sport results and other topical items of interest. Charges are calculated on a per unit time basis.

Corporate Messaging Services:
General System also sells their mobile messaging service to corporations to Provide them with a mobile adjunct to their advertising or customer care function. Each corporate user is charged also on a monthly subscription basis. China Eastern Airlines, the Shanghai based international carrier, is one of General System's flagship corporate customer. They use General System's system to provide their frequent flyer customers with mobile access to their frequent flyer account information as well as flight related information.

Mobile Payment Service (UMPS):
The UMP is targeted at merchants that want a mobile channel for their customers to access and purchase their products and services. In this situation, General System charges the merchant a percentage of the transacted value. This is a relatively a new service that was launched earlier in the year. So far, the State Football Lottery has signed onto this service. CMT, the state authorized Online ticketing system for use by cinemas in China, has also entered into a Memorandum of Understanding with General System. We anticipate these two accounts to contribute to revenue growth in the coming financial year.

Technology

All platforms and services are developed in house on Linux based Intel servers. New access technologies such as WAP and GPRS are also supported.

Competition

Competition in the SMS market in China is intense. The market is very fragmented with over 400 content/service providers offering consumer related services that are similar to what General System is offering. Sohu, Netease, Sina.com, Tom Online are the market leaders. These four (4) content/service providers collectively own about 60% of the canned message market in China. Other market leaders include the recently floated Linktone and Mtone.


                                        9

On the IVRS front, almost al leading SMS providers now offer IVRS. Competition is expected to be intense on this aspect of the business as well.

In order to counter the intense competitive pressure on the consumer front, General System will maintain its present position in the consumer related business by continuing to maintain our service and customer care at high levels. General System will strive to differentiate itself in the corporate market segment and the UMPS segment. General System will leverage off their success with China Eastern Airlines and to continue to pursue other lucrative corporate accounts.

Strategy

The strategy of General System in 2005 is as follows:

   o Defend our position as the leading SMS provider in Xinjiang province. Maintain our high level of customer care and service to secure ongoing revenues from the consumer segment of the business
   o Continue to source new and innovative content and games to offer to our customers
   o Leverage off the success with China Eastern Airlines to capture other large corporate accounts in China
   o Develop other businesses with China Eastern Airlines such as the "Shopping with Miles" program. This program allows their frequent flyers to use their earner miles as a currency to purchase other products and services from designated merchants. Subject to the successful completion of field trials, General System intends to apply their UMPS to deliver the mobile adjunct to this program.
   o Further grow the mobile commerce market by securing more merchants onto the UMPS system.

PC-to-phone service, eTalk

In Asian Pacific markets, especially China, where deregulation is relatively limited compared to the U.S., we believe that our customers will look for opportunities to lower their long distance bills. This creates what we believe is a significant opportunity for us to gain market share by using the Internet to transmit phone calls.

In order to take advantage of this opportunity, we have decided to deliver high-quality voice-over-IP (VoIP) telephony services to small and medium businesses in China, initially, under the brand name of eTalk. Accompanying the growth of PCs and use of the Internet, we believe the market potential is huge. We have devised a phased approach to launching its services beginning in the year 2003. Our solution provides many benefits to its customers, including:

   o Low Cost. Our services allow its customers to make telephone calls often at a fraction of the cost of traditional long distance service. Our low cost PC-to-phone service is also available all over the world.
   o High Voice Quality. We offer carrier-grade voice quality through proprietary packet-switching technologies, which reduces packet loss and delay, route packets efficiently and perform quality-enhancing functions, such as echo cancellation and massive redundancy. We intend to continue to enhance the voice quality of our services as our customer base and business grows.

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   o Ease of Use and Access. Our services are designed to be convenient and easy to access. No additional telephone lines or special equipment are required.
   o Reliable Service. Elephant Talk Limited developed its own PC client software and Gatekeeper. Our network is reliable because of its technologically advanced design. This flexible design allows us to expand our network and add capacity by adding switches/spans to the existing network. Our system also provides seamless service and high-quality voice transmission through its ability to reroute if problems arise.
   o Scalability. Our services platform is a flexible solution that can be readily integrated at low cost and in large scale into existing systems. Our system integrates quickly and seamlessly into the platforms of various communications service providers such as medium to large carriers, ISPs, and enterprises

We are able to provide our  PC-to-Phone  service at rates  generally  lower than those charged for traditional circuit switched calls. We are able to charge lower rates because its service utilizes packet-switched technology and it routes calls directly from the Internet onto our privately-managed IP network and to the called destination, thus avoiding access and settlement rates associated with traditional international and domestic long distance telecommunications services. Initially, the services will commence in southern part of China, namely, Shenzhen and Guangzhou, of which the demand for connectivity for calls to international destinations ranks among the highest in Mainland China. The services will target corporate customers, by offering call rates generally one-third to one-fifth of prevailing fixed-line IDD charges.

We believe that reliable and flexible billing, information management, monitoring and control are critical to our success, and support all of our services. Accordingly, we have invested substantial resources to develop and implement our sophisticated real-time call management information system. Key features of this system include:

   o  customer  provisioning;
   o  customer  access;
   o  call  routing;
   o  call monitoring; and,
   o detailed call records.

RISK FACTORS

An investment in our common stock involves a great deal of risk, and should be considered only by those persons who are able to afford a loss of their entire investment. In evaluating an investment in our common stock, you should carefully consider the following risk factors in addition to the other information filed by our company.

Competition

The market for value-added services is highly competitive. We face competition from a variety of sources including large communications service providers with more resources, longer operating histories and more established positions in the telecommunications marketplace. We also compete with small companies who have focused primarily on Internet telephony or traditional switched services. We


                                       11
believe that we compete principally on quality of service, price and flexibility. It is arguable if any one company dominates the voice and data communications market in the same segment as we are. We also expect that the ability to offer enhanced service capabilities, including new services, will become an increasingly important competitive factor in the near future. In addition, we compete with and expect continued competition from telecommunications companies and long distance service providers, Internet Telephony service providers, market competition and pricing pressures:

Attempting to Develop New Revenue Stream

If the market for Internet telephony and other new services does not develop as we expect, or develops more slowly than expected, our business, financial condition and results of operations may well be adversely affected. Our customers may be reluctant to use our Internet telephony services for a number of reasons, including:

   o perceptions that the quality of voice transmitted over the Internet is low;
   o our inability to deliver traffic over the Internet with significant cost advantages; and
   o  development of their own capacity on routes served by us.

In addition, any perceived problems with the reliability or functionality of any new services that we plan to offer could discourage service providers or others from offering these services to their customers. In addition, the development of new capabilities or services may require substantial additional capital and marketing-related expenditures to be made well in advance of generating any revenue from such services or demonstrating any market acceptance of such services.

We cannot be certain that end-users will continue to purchase services from us or that our customers will maintain a demand for our services. If the market for these services and products does not develop or if we are unable to capture a significant portion of that market, either directly or through our partners, our revenues and our results of operations will be adversely affected.

Our future financial performance depends substantially on the revenue share between mobile value-added services providers, namely, WestSMS and China Mobile. Any reduction in this revenue share will have a substantial affect on our earnings capability.

Reliance on Third Parties Vendors

We rely upon third-party vendors to provide us with the equipment and software that we use to transmit calls through our voice networks using principally Nuera, PCM and Cisco equipment. We cannot assure you that we will be able to continue purchasing such equipment and software from our vendors, in such case, we may not be able to maintain or expand our network to accommodate growth or provide or upgrade certain services when needed.

Parties that Maintain Phone and Data Lines

Our business is dependent upon the availability of the Internet and traditional telephone networks to transmit voice and data, and to provide other value added

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services. Third parties maintain and, in many cases, own these networks and other components that comprise the Internet and certain switching facilities connecting to last mile. Some of these third parties are domestic telephone companies in the US and a few are their smaller counterparts in South East Asia such as GridTel and GreatWall Broadband. They may increase their charges for using these lines at any time and decrease our profitability. They may also fail to maintain their lines properly and disrupt our ability to provide service to our customers. Any failure by these third parties to maintain these lines could lead to a material disruption of our ability to route calls or provide other services. It could discourage our customers from using our network or enhanced services, which could have the effect of delaying or preventing our ability to become profitable.

Strategic Relationships

We depend in part on our strategic relationships to expand our distribution channels and develop and market our services especially in prepaid calling cards. In particular, we depend in large part on our dealers in the US to maintain their nationwide sales channels, and in the future, their counterparts in South East Asia. Strategic relationship partners may choose not to renew existing arrangements on commercially acceptable terms, if at all. If we lose these key strategic relationships, or if we fail to maintain or develop new relationships in the future, our ability to expand revenue stream and hence scope of our network would be materially adversely affected.

Fast Leap in Technology Trends

Our business requires that we handle a large number of international calls simultaneously. As we expand our operations, we expect to handle significantly more calls. We will need to expand and upgrade our hardware and software to accommodate such increased traffic. If we do not expand and upgrade quickly enough, we will not have sufficient capacity to handle the traffic and growth in our operating performance would suffer. Even with such expansion, we may be unable to manage new deployments or utilize them in a cost-effective manner. In addition to lost growth opportunities, any such failure could adversely affect customer confidence in the Elephant Talk Network and could result in us losing business outright.

As the Internet telephony industry has grown, sound quality has improved, but the technology requires further refinement. Because the Internet telephony market and markets for our enhanced services are new and evolving, predicting the size of these markets and their growth rate is difficult. Transmitting telephone calls over the Internet, and other uses of the Internet for our enhanced services, must also be accepted by customers as an alternative to traditional services. If our market fails to develop, then we will be unable to grow our customer base and our results of operations will be adversely affected.

Key Personnel

Our future success will depend, in large part, on the continued service of our key management and technical personnel. If any of such members of senior management or others at the Company are unable or unwilling to continue in their present positions, our business, financial condition and results of operations



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could well suffer. While many of the members of our management team have been employed with us, we cannot ensure their continued employment with us.

Our future success will depend, in large part, on our ability to attract, retain and motivate highly skilled employees, particularly operational and sales personnel. Competition for such employees in our industry is intense. We have from time to time in the past experienced, and we expect to continue to experience in the future, difficulty in hiring and retaining employees with appropriate qualifications. We may not be able to retain our employees or attract, assimilate or retain other highly qualified employees in the future. If we do not succeed in attracting and retaining skilled personnel, we may not be able to grow at a sufficient rate to attain profitable operations.

Asian Economy

An economic crisis in Asia where a substantial portion of our client base is located could result in a decrease in our revenues. Several countries in Asia have experienced currency devaluation and/or difficulties in financing short-term obligations. We cannot assure you that the effect of an economic crisis on our customers will not impact operations, or that the effect on our customers in that region will not adversely affect both the demand for our services and the collectibility of receivables.

Foreign Currencies

Fluctuations in the exchange rate of the U.S. dollar and foreign currencies could have a material adverse effect on our financial performance and profitability. A portion of our costs denominated in foreign currencies. As a result, changes in the exchange rates of these currencies or any other applicable currencies to the U.S. dollar will affect our costs of goods and services sold and operating margins and could result in exchange losses. We cannot fully predict the impact of future exchange rate fluctuations on our profitability. From time to time, we may engage in exchange rate-hedging activities in an effort to mitigate the impact of exchange rate fluctuations. However, we cannot assure you that any hedging technique we may implement will be effective. If it is not effective, we may experience reduced operating margins. We could suffer adverse tax and other financial consequences if U.S. or foreign taxing authorities do not agree with our interpretation of applicable tax laws. Our corporate structure is based, in part, on assumptions about the various tax laws, including withholding tax, and other relevant laws of applicable non-U.S. jurisdictions. We cannot assure you that foreign taxing authorities will agree with our interpretations or that they will reach the same conclusions. Our interpretations are not binding on any taxing authority and, if these foreign jurisdictions were to change or to modify the relevant laws, we could suffer adverse tax and other financial consequences or have the anticipated benefits of our corporate structure materially impaired.

Terrorism

Terrorist attacks, such as the attacks that occurred in New York and Washington, D.C. on September 11, 2001, and other acts of violence or war may affect the markets on which our securities trade, the markets in which we and our customers operate, our operations and our profitability. Terrorist attacks may negatively affect our operations and your investment. There can be no assurance that there


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will not be further terrorist attacks against the United States or United States businesses. These attacks or armed conflicts may directly impact our physical facilities or those of our suppliers or customers. Furthermore, these attacks may make travel and the transportation more difficult and more expensive and ultimately affect the sales of our products and services in the United States and overseas. Also as a result of terrorism, the United States may enter into armed conflicts, which could have a further impact on our domestic and international sales, our supply chain, our production capability and our ability to deliver our products and services to our customers. Political and economic instability in some regions of the world may also result and could negatively impact our business. The consequences of any of these armed conflicts are unpredictable, and we may not be able to foresee events that could have an adverse effect on our business or your investment.

Risks Relating to the Greater China and Asian Internet Industry

The Greater China and Asian Internet industry is a developing market and has not been proven as an effective commercial medium

The market for Internet services in Greater China and Asia has only recently begun to develop. Since the Internet is an unproven medium for commercial services, our future operating results from eTalk services will depend substantially upon the increased use of the Internet in Greater China and Asia. Critical issues concerning the commercial use of the Internet in Greater China and Asia such as security, reliability, cost, ease of deployment, administration and quality of service may affect the adoption of the Internet to solve business needs. For example, the cost of access may prevent many potential users in Asia from using the Internet.

Our entry into the Chinese Internet market depends on the establishment of an adequate telecommunications infrastructure in China by the Chinese government

Unlike Taiwan and Hong Kong, where the telecommunications infrastructure is comparable to U.S. standards and where private companies compete as ISPs, the telecommunications infrastructure in China is not well developed. In addition, access to the Internet is accomplished primarily by means of the government's backbone of separate national interconnecting networks that connect with the international gateway to the Internet, which is owned and operated by the Chinese government and is the only channel through which the domestic Chinese Internet network can connect to the international Internet network. Although private sectors ISPs exist in the China, almost all access to the Internet is accomplished through ChinaNet, the Chinese primary commercial network, which is owned and operated by the Chinese government. We rely on this backbone and China Telecom to provide data communications capacity primarily through local telecommunications lines. As a result, we will continue to depend on the Chinese government to establish and maintain a reliable Internet infrastructure to reach a broader base of Internet users in China. We will have no means of getting access to alternative networks and services, on a timely basis or at all, in the event of any disruption or failure. There can be no assurance that the Internet infrastructure in Greater China will support the demands associated with continued growth. If the necessary infrastructure standards or protocols or complementary products, services or facilities are not developed by the Chinese government, our business could be materially and adversely affected.

Our computer network is vulnerable to hacking, viruses and other disruptions

Inappropriate use of our Internet and phone services could jeopardize the security of confidential information stored in our computer system, which may cause losses to us. Inappropriate use of the Internet includes attempting to gain unauthorized access to information or systems - commonly known as "cracking" or "hacking". Although we intend to implement security measures to protect our facilities, such measures could be circumvented. Alleviating problems caused by computer viruses or other inappropriate uses or security breaches may require interruptions, delays or cessation in our services.

There are political, economic and regulatory risks associated with doing business in China and Asia

China's economy has experienced significant growth in the past decade, but such growth has been uneven across geographic and economic sectors and has recently been slowing. There can be no assurance that such growth will not continue to decrease or that any slow down will not have a negative effect on our business. The Chinese economy is also experiencing deflation which may continue in the future. The current economic situation may adversely affect our profitability over time as expenditures may decrease due to the results of slowing domestic demand and deflation. A significant part of our facilities and operations are currently located in Hong Kong. Hong Kong is a Special Administrative Region ("SAR") of China with its own government and legislature. Hong Kong enjoys a high degree of autonomy from China under the principle of "one country, two systems". We can give no assurance that Hong Kong will continue to enjoy autonomy from China. The Hong Kong dollar has remained relatively constant due to the U.S. dollar peg and currency board system that has been in effect in Hong Kong since 1983. Since 1998, interest rates in Hong Kong have risen significantly, real estate and retail sales have declined and Hong Kong has slipped into a recession. In recent months, Hong Kong has suffered deflation and the currency has been subject to currency speculation and the SAR government has substantially supported the market for the Hong Kong dollar, both directly and indirectly through the large-scale purchase of securities listed on the Hong Kong Stock Exchange. We can give no assurance that the Hong Kong economy will not worsen or that the historical currency peg of the Hong Kong dollar to the U.S. dollar will be maintained. Continued recession in Hong Kong, deflation or the discontinuation of the historical currency peg could adversely affect our business.

Regulation of the information industry in China may adversely affect our business

China has enacted regulations governing Internet access and the distribution of news and other information. We cannot predict the effect of further developments in the Chinese legal system, particularly with regard to the Internet and mobile services including promulgation of the new laws, changes to the existing laws or the interpretation or enforcement thereof, or the preemption of local regulations by national laws.

A change in currency exchange rates could increase our costs relative to our revenues

In future, substantial amount of our revenues, expenses and liabilities will be denominated in Hong Kong dollars and Chinese Renminbi. As a result, we are

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subject to the effects of exchange rate fluctuations with respect to any of these currencies. We have not entered into agreements or purchase financial instruments to hedge our exchange rate risks although we may do so in the future.

Restrictions on currency exchange may limit our ability to utilize our revenue effectively

Although Chinese governmental policies were introduced in 1996 to allow greater convertibility of the Renminbi, significant restrictions still remain. We provide no assurance that the Chinese regulatory authorities will not impose greater restrictions on the convertibility of the Renminbi. Because a significant amount of our future revenues may be in the form of Renminbi, any future restrictions on currency exchanges may limit our ability to utilize revenue generated in Renminbi to fund our business activities outside China.

Risks relating to operating licenses

Currently, ETL has been granted two PNETS licenses in Hong Kong, one for the provision of external telecommunications services (ETS) and the other for the provision of ISP services (ISP). Under the terms of PNETS licenses, we are subject to regulation of the Office of Telecommunications Authority (OFTA), the official regulatory body. OFTA's regulatory powers permit it to cancel, withdraw or suspend the company's PNETS licenses for a period as it may determine in the event of any contravention by the Company of the Telecommunications Ordinance or of any condition to which the company's PNETS License is granted.

PNETS licenses are customarily granted for 1-year terms and are renewable annually. On the basis that ETL has successfully renewed its licenses before, we have no reason to believe that we would fail to do so in the future. However, there can be no assurance that our PNETS licenses will be renewed upon expiration. The failure to obtain a renewal of its PNETS licenses would result in the company having to cease to offer telecommunication services through its network.

Doing business in China

ElephantTalk's operations in China involve certain risks and special considerations not typically associated with operations in the United States. These risks generally related to: (i) social, economic and political uncertainty; (ii) substantial governmental involvement in and control over the Chinese economy; (iii) the possibility that the Chinese government could elect to discontinue its support of the economic reform programs implemented in 1978 and return to a completely centrally planned economy; and (iv) possible nationalization or expropriation of assets. Accordingly, government actions in the future could have a significant effect on economic conditions in China. Such actions and resulting changes in the Chinese economy could significantly adversely affect, limit or eliminate opportunities for foreign investment, the prospects of private sector enterprises operating in China and the value of ElephantTalk's investments in China.

Environmental Regulation

ElephantTalk's U.S. and Chinese operations are subject to various governmental laws and regulations. The costs and effects of compliance with environmental

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laws and regulations in the United States (federal, state and local) and China have not been material in the past and are not anticipated to be material in the future.

Patents, Trademarks and Licenses

We actively pursue the protection of intellectual property rights in the United States and relevant foreign jurisdictions. We conduct our business under the "ElephantTalk" brand name and logo. Currently, Elephant Talk Limited owns certain trademarks in China, Singapore, Hong Kong, USA and Canada, which are either registered in the Trademark Office or in the process of being registered. Elephant Talk Limited owns External Telecommunications Service License and ISP licenses to conduct telecommunications business locally in Hong Kong.

Employees

ElephantTalk currently employs in the United States one full-time employee at its principal executive office located in Orange, California. The executive office provides corporate administrative and advisory services to ElephantTalk and its affiliates. Elephant Talk Limited employs at its two sites located in Hong Kong four full-time employees, while technical, administrative, sales support and accounting services are provided by full time employees of an affiliate ET Network Services Limited. We believe that our future success will depend in part on our continued ability to attract, hire, integrate, retain and motivate highly qualified personnel in various disciplines, and upon the continued service of our senior management personnel. None of our employees are represented by a labor union. We have never experienced a work stoppage and believe our relationship with our employees is good.

Research and Development

Elephant Talk Limited has spent many months doing research and development of our current business strategy, the cost of which has been borne through the issuance of securities in the acquisitions. Because of the continuing technological changes that characterize the Internet, Web design and telecommunications and computer industries, ElephantTalk's success will depend, to a considerable extent, upon its ability to continue to grow its business by acquiring companies that are ahead of the competition in our industry and develop competitive technologies internally through research and development. Management does not anticipate incurring any significant costs for such research and development in the near term other than through acquisitions.

No assurance can be given that agreements entered into by ElephantTalk will result in actual agreements or that the terms of the agreements will not be significantly changed, or that any of the financing needs to consummate the agreements discussed in this Annual Report be successfully completed. ElephantTalk's management, which has extensive experience and expertise in relevant industry sectors, intends to provide Internet technology by merging with or acquiring companies already active in these businesses. On the financial side, ElephantTalk has raised and continues to raise the substantial funds necessary to carry out the plans of its venture partners by selling its own common shares to selected investors/partners. If ElephantTalk is not able to raise the necessary funds to fund its growth, the agreements will need to be modified or cancelled.


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There are insignificant amount spent during the last two fiscal years on research and development, as we often use proven technologies available in the market which reduce the risk of bugs and unsteady performances, especially in initial launches of services.

There are no material costs incurred in order to comply with environment laws in a local or worldwide basis owing to the nature of the telecom industry.

Item 2.  Description of Property

The Company's principal executive office is located at 438 East Katella Avenue, Suite 217, Orange, California 92867. The premises consist of approximately 300 square feet of office space with a large office and a file room. The lease is currently renewed on a month-to-month basis. The monthly rent amounts to $344 with an escalation of monthly rent on the lease anniversary date.

Elephant Talk Limited is leasing office premises from an unaffiliated party and has occupied these premises since September 5, 2002. Elephant Talk Limited currently occupies the following portions of spaces leased by ET Network Services Limited ("ETNS"), an affiliate:

   o 10,000 square feet in at 8/F, 145-159 Yeung Uk Road, Tsuen Wan, Hong Kong for a period of two years commencing May 1, 2002 for a monthly rent of HK$65,200 ($8,359).
   o 5,000 square feet in 10E World Tech Centre, How Ming Street, Hong Kong for a monthly rent of HK$15,000 ($1,900).
   o Various co-location spaces with square footage of under 200 square feet in Guangzhou, Los Angeles, Boston and Singapore where our telecommunications equipment are located.

The costs associated with the facilities occupied under ETNS are allocated pro-rata, based upon the relative percentage of space occupied by the Company or ETNS, with company-specific charges applied directly to the respective company.

We believe that the facilities currently under lease are adequate for the Company's present activities, and that additional facilities are available on competitive market terms to provide for such future expansion of the Company's operations as may be warranted.

Item 3.  Legal Proceedings

None

Item 4.  Submission of Matters to a Vote of Security Holders

The Company held its annual meeting on December 10, 2004. The shareholders elected Mr. Russelle Choi, Mr. Pius Lam, Mr. Francis Lim, Mr. Manu Ohri and Mr. James Wang to one-year term as directors. Additionally, the shareholders ratified the appointment of Webb & Company, P.A. as the Company's independent auditor.

PART II

Item 5.  Market for Common Equity and Related Stockholder Matters

The Company's common stock is traded on Over the Counter Bulletin Board maintained by the National Association of Securities Dealers, Inc. under the symbol "ETLK". Prior to the merger with ElephantTalk on January 4, 2002, the Company's common stock was traded under the symbol "SRUN". The following table sets forth the range of high and low bid and asked quotations for the common stock (adjusted for 1 for 10 reverse stock split effected on January 22, 2002) during the two most recent years' calendar quarters ended December 31, 2004 and 2003:

---------------------- ------------- ------------ --------------- --------------
                         High Bid      Low Bid      High Asked      Low Asked
---------------------- ------------- ------------ --------------- --------------

---------------------- ------------- ------------ --------------- --------------
March 31, 2003             0.07          0.07         0.07            0.07
---------------------- ------------- ------------ --------------- --------------
June 30, 2003              0.29          0.29         0.29            0.29
---------------------- ------------- ------------ --------------- --------------
September 30, 2003         0.28          0.28         0.28            0.28
---------------------- ------------- ------------ --------------- --------------
December 31, 2003          0.19          0.19         0.19            0.19
---------------------- ------------- ------------ --------------- --------------
March 31, 2004             0.19          0.20         0.19            0.20
---------------------- ------------- ------------ --------------- --------------
June 30, 2004              0.11          0.11         0.11            0.11
---------------------- ------------- ------------ --------------- --------------
September 30, 2004         0.08          0.09         0.07            0.07
---------------------- ------------- ------------ --------------- --------------
December 31, 2004          0.08          0.08         0.08            0.08
---------------------- ------------- ------------ --------------- --------------


The above prices were obtained from the National Quotation Bureau, Inc. The prices shown in the above table represent inter-dealer quotations without retail mark-up, mark-down or commission, and may not necessarily represent actual transactions. On December 31, 2004, there were broker-dealers publishing quotes for the common stock.

Holders

At December 31, 2004, the Company had approximately 2,817 holders of record of its common stock holding a total of 57,068,681 common shares. The holders of common shares are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders. Holders of common shares have no preemptive rights and no right to convert their common stock into any other securities. There are no redemption of sinking fund provisions applicable to the common stock.

All of the ElephantTalk's issued stock has been issued pursuant to Rule 144 of The Securities Act of 1934 and could come into any market that exists under Rule
144. Approximately 13,168,776 and 6,364,019 shares under Rule 144 shares were

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held by officers and directors that existed at December 31, 2004 and 2003, respectively.

Dividends

The Company has not declared any cash dividends since inception and does not anticipate paying any dividends in the foreseeable future. The payment of dividends is within the discretion of the Board of Directors and will depend on the Company's earnings, capital requirements, financial condition, and other relevant factors. There are no restrictions that currently limit the Company's ability to pay dividend on its Common Stock other than those generally imposed by applicable state law.

Recent Sales of Unregistered Securities

On September 25, 2002, pursuant to the terms of a Spin-Off Agreement with The Hartcourt Companies, Inc., the Company issued 5,000,000 restricted common shares to Hartcourt. These shares were valued at $320,000 based upon the current market price on the date of distribution. On the close of escrow of the Spin-Off Agreement on January 4, 2003, the Company received back from Hartcourt 17,895,579 of its common shares held by Hartcourt as a result of the finalization of the terms of the Spin-Off Agreement. The issuances were exempt from the registration provisions of the Securities Act of 1933 by virtue of
Section 4(2).

On March 1, 2004, the Company entered into a Stock Sale Agreement with an investor who purchased 2,000,000 restricted (Rule 144 one year restriction) for a consideration of $300,000. The restricted common shares were issued on March 3, 2004 and the Company received $300,000.

On September 3, 2004, the Company entered into a Stock Sale Agreement with an investor who purchased 543,207 shares under Rule 144 restriction for a consideration of $49,970. The Company received the proceeds from sale of shares on September 16, 2004.

Warrants

At March 22, 2005, there was no warrants outstanding convertible to common stock. During the year 2004 and 2003, no warrants were converted into shares of common stock.


Item 6. Management's Discussion and Analysis of Financial Condition and Results of Operations.

General

The following is a summary of certain information contained in this Report and is qualified in its entirety by the detailed information and financial statements that appear elsewhere herein. Except for the historical information contained herein, the matters set forth in this Report include forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ


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materially. These risks and uncertainties are detailed throughout the Report and will be further discussed from time to time in ElephantTalk's periodic reports filed with the Commission. The forward-looking statements included in the Report speak only as of the date hereof.

Plan of Operation

Elephant Talk Communications, Inc. is currently engaged in long distance telephone service and is actively pursuing to position itself in a mobile value added services provider in China. In addition, it also offers highly reliable and competitively priced facility-based international long distance services as well as a PC-phone service over IP. With its completion of acquisition of General System , the Company provides its mobile value added services to over 1 million customers in China. Our services include short message service, ring tone/wall-paper downloads and mobile e-commerce services. Our international call services are provided through an integrated network infrastructure comprising both the packet-switched system (IP based) and circuit switched system (conventional phone based) focusing on the Asia Pacific region as well the U.S.

The Company's long term strategy is to become a major player in the mobile value-added services market by becoming the preferred platform for our customers around the world to access and/or exchange information with one another, via mediums such as mobile terminals or the internet. The Company intends to continue on this path of repositioning by further acquisition of controlling stake in profitable companies in the coming year.

ElephantTalk, through a combination of expertly managed internal expansion and accretive strategic acquisitions, is executing plans to provide a sustainable, growing, diversified and profitable revenue base throughout its operations. The company is aggressively identifying and pursuing the best business opportunities available. Through a continued refinement of operational efficiencies, and increasing revenue margins, the Company is destined to provide a clear path to profitability for its current and future businesses."

Comparison of the fiscal years ended December 31, 2004 and December 31, 2003.

Our results of operations for 2004 primarily consisted of operations of Elephant Talk Communications, Inc. and Elephant Talk Limited, our wholly-owned subsidiary. The results of operations for 2003 consisted of operations of the Company, its wholly-owned subsidiary Elephant Talk Limited and its 35.42% equity investment ETNS Singapore Pte, Ltd.

Revenues and Cost of Revenues: The Company reported revenues of $636,615 and $867,171 for the years ended December 31, 2004 and 2003, respectively. Revenues consisted of telecommunications services such as voice and data transmission like IDD, pre-paid calling cards, eTalk and facsimile services provided to a wide range of customers including major telecommunication companies to retail customers in the US, Europe, China, Indonesia and Hong Kong. The decline in revenues comes from price compression for long distance business voice services. Our international business continues to experience significant pricing pressure on its products as we continue to penetrate the retail markets although the wholesale market continues to represent a large portion of our gross revenues. The wholesale market continued to be extremely price competitive in 2004. This, in addition to bankruptcies of some customers and industry players, resulted in reduction in circuits connected to customers related to their internal network consolidation and resulted in year-over-year decrease.
                                       24

Cost of revenue was $497,234 and $845,438 for the years ended December 31, 2004 and 2003, respectively. Cost of revenue included cost in providing resale arrangements with long distance service providers, cost of leasing transmission facilities, international gateway switches for voice, data transmission and facsimile services. Gross margin for the year ended December 31, 2004 was 21.9% of the revenues compared to 2.5% of the revenues for the year ended December 31, 2003. Gross margin increased in 2004 due to the change in the revenue mix for the services we provided to customers as well as the direct result of increases in pricing in the telecom markets without adequate volume offsets. Our international business continues to experience significant pricing pressure on its products. Both the local voice revenue and long-distance revenue decreases were impacted by continued weakness in the telecommunications industry and ongoing economic and competitive pressures from other telecommunications services providers in Hong Kong and around the world.

Selling, General and Administrative Expenses (S,G&A): S,G&A expenses were $598,486 and $1,998,546 for the years ended December 31, 2004 and 2003, respectively. SG&A expenses decreased by $1,400,060 or 70.1% in 2004 compared to 2003 primarily because the Company reduced its payroll and other business expenses through right-sizing the organization. During 2004, the Company wrote-off uncollectible stock subscriptions amounting to $410,781 and incurred $596,340 in fees and expenses paid to consultants and financial advisors for identifying potential targets for acquisitions in VoIP, broadband and Short Messaging Service business. In addition, the Company provided an allowance for uncollectible debt from affiliates for $364,745 as the Company had guaranteed payments on promissory notes signed by the affiliates. During 2003, the Company incurred significant expenses in relation to legal and professional fees, shareholder and investor relation services, and consulting and business advisory services primarily due to increase the Company's awareness in the US markets. Although the Company's revenue base in 2003 was reduced by 85%, bad debt increased to $740,000 in 2003 primarily due to the economic climate and downturn in telecommunications industry. Depreciation expense was $80,208 for the year ended December 31, 2004 compared to $265,841 for the same period in 2003 as most of the property and equipment had been fully depreciated.

Impairments: Impairments of property and equipment amounted to $0 in 2004 compared to $250,000 in 2003. Impairments resulted primarily due to the Company writing down the tangible communications equipment on hand due to significant reduction in wholesale and prepaid calling card business resulting in limited use. The Company divested its equity interest in ETNS Singapore Pte, Ltd. and recorded an impairment of $106,456 in 2003. The Company also recorded an impairment of $10,835 in its investment in Vision Aerospace, Inc. in 2003. The Company did not record any impairments relating to its investments in 2004.

Other Income and Expenses: Interest income was $21,893 and $57,000 for the years ended December 31, 2004 and 2003, respectively. Other income was represented by interest income earned on amounts due from entities related to officers, directors and shareholders during 2004 and 2003. Interest expense was $51,513 in 2004 compared to $30,434 in 2003. Increase in interest expense in 2004 was due to Company obtaining additional loans from bank and related parties to fund operations. The Company recorded a loss of $19,424 on its equity investment in New Times Navigation Limited and recorded a gain of $19,424 upon disposition of its investment during 2004. The Company recorded a loss of $32,825 on its equity investment in ETNS Singapore Pte, Ltd. during 2003. The Company recorded a net


                                       25
loss of $363,205 in settlement with Hartcourt as a result of its spin-off from Hartcourt in January 2003. The Company also recorded a loss of $416,787 in settlement of its vendors' debt of $1,635,448 during 2003.

Comprehensive Loss: The Company records foreign currency translation gains and losses as comprehensive income or loss. The company recorded a loss of $10,071 due to foreign currency translations during the year ended December 31, 2004 compared to $1,531 for the same period in 2003.

Liquidity and Capital Resources: The Company's principal capital requirements during the year 2005 are to fund the internal operations and the acquisitions of growth-oriented telecommunications and related businesses in China, Hong Kong and USA. The Company plans to raise necessary funds by selling its own common shares to selected investors and bringing in business partners whose contributions include the necessary cash. In view of low borrowing interest rates, the Company is actively pursuing additional credit facilities with financial institutions in Hong Kong and USA as a means to obtain new funding. The Company's management estimates that it currently has the funds to operate for at least twelve months without raising additional capital.

As shown in the accompanying financial statements, the Company incurred a net loss of $2,128,794 for the year ended December 31, 2004 as compared to a net loss of $3,844,283 for the same period in 2003. Additionally, the Company's current liabilities exceeded its current assets by $1,306,505 at December 31, 2004. These factors and the Company's inability to meet its debt obligations from current operations, and the need to raise additional funds to accomplish its objectives, create a substantial doubt about ElephantTalk's ability to continue as a going concern.

Operating activities: Net cash used in operating activities for the year ended December 31, 2004 was $691,616 compared to $732,237 for the same period in 2003. The decrease in net cash in operating activities resulted primarily due to the decrease in loss of $1,315,489 in 2004 compared to 2003, decrease of $285,427 in accounts payable and customer deposits, decrease of $133,132 in accrued expenses and other payable, and decrease of $416,394 in cash overdraft.

Investing activities. Net cash provided by investing activities during the year ended December 31, 2004 was $96,453 compared to net cash used in investing activities of $54,199 for the same period in 2003. Cash was provided by the proceeds from sale of investment in ETNS Singapore Pte Ltd. of $100,953 during 2004. The Company purchased property and equipment of $4,500 during 2004 as compared to $67,825 in 2003 and recorded a loss of $13,626 on its investment in ETNS Singapore Pte, Ltd during 2003.

Financing activities. Net cash provided by financing activities during the year ended December 31, 2004 was $664,583 compared to $790,716 during the same period in 2003. Net cash was provided due to net proceeds of $269,591 from issuance of promissory notes, net proceeds of $349,970 from sale of common shares to accredited investors, net proceeds of $59,040 from related parties, offset by payments of $14,018 on capital leases. During 2003, the Company received $1,019,355 from related parties offset by net cash used in payments of $30,434 on capital leases and reduction of factor payable of $198,205.




                                       26

As a result of the above activities, the Company experienced a net increase in cash and cash equivalents of $59,349 for the year ended December 31, 2004 as compared to $2,749 net increase in cash as of December 31, 2003. The ability of the Company to continue as a going concern is still dependent on its success in obtaining additional financing from the institutional investors or by selling its common shares and fulfilling its plan of restructuring as outlined above.

Application of Critical Accounting Policies

Revenue Recognition, Cost of Revenue and Deferred Revenue:
The Company's revenue recognition policies are in compliance with Staff accounting bulletin (SAB) 104. The Company recognizes sales from telecommunications services as services are provided. The Company recognizes revenue from prepaid calling cards as the services are provided. Cost of revenue includes the cost of capacity associated with the revenue recognized within the corresponding time period. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as deferred revenue. Deferred revenue represents amounts received from the customers against future sales of services since the Company recognizes revenue on the performance of services.

Stock-based Compensation:
The Company follows the prescribed accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights in accordance with SFAS No. 148 "Accounting for Stock-Based Compensation". SFAS No. 148 provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement requires prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used, on reported results.

Issuance of Shares for Services:
The Company accounts for the issuance of equity instruments to acquire goods and services based on the fair value of the goods and services or the fair value of the equity instrument at the time of issuance, whichever is more reliably measurable.

Impact of Accounting Pronouncements

In December 2004, the FASB issued FASB Statement No. 123R, "Share-Based Payment, an Amendment of FASB Statement No. 123" ("FAS No. 123R"). FAS No. 123R requires companies to recognize in the statement of operations the grant- date fair value of stock options and other equity-based compensation issued to employees. FAS No. 123R is effective beginning in the Company's second quarter of fiscal 2006. The Company is in process of evaluating the impact of this pronouncement on its financial position.

In December 2004, the FASB issued SFAS Statement No. 153, "Exchanges of Non-monetary Assets." The Statement is an amendment of APB Opinion No. 29 to eliminate the exception for non-monetary exchanges of similar productive assets and replaces it with a general exception for exchanges of non-monetary assets that do not have commercial substance. The Company believes that the adoption of this standard will have no material impact on its financial statements.



                                       27

In March 2004, the Emerging Issues Task Force ("EITF") reached a consensus on Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments." The EITF reached a consensus about the criteria that should be used to determine when an investment is considered impaired, whether that impairment is other-than-temporary, and the measurement of an impairment loss and how that criteria should be applied to investments accounted for under SFAS No. 115 "Accounting in certain investments in debt and equity securities". EITF 03-01 also included accounting considerations subsequent to the recognition of other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. Additionally, EITF 03-01 includes new disclosure requirements for investments that are deemed to be temporarily impaired. In September 2004, the Financial Accounting Standards Board (FASB) delayed the accounting provisions of EITF 03-01; however the disclosure requirements remain effective for annual reports ending after June 15, 2004. The Company will evaluate the impact of EITF 03-01 once final guidance is issued.

Off Balance Sheet Arrangements

The Company has no off Balance Sheet arrangements at December 31, 2004.


Item 7.  Consolidated Financial Statements

Financial Statements are referred to in Item 13(a), listed in the Index to Financial Statements and filed and included elsewhere herein as a part of this Annual Report on Form 10-KSB.

Item 8. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

On May 5, 2004, the Company dismissed its independent accountants Kabani & Company, Inc. ("Kabani") as its auditors. Kabani served as the Company's independent auditors for the fiscal years ended December 31, 2003 and 2002. Kabani's report on the Company's consolidated financial statements for the years ended December 31, 2003 and 2002 (the "Reports") did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, however, they were modified to include an explanatory paragraph wherein they expressed substantial doubt about the Company's ability to continue as a going concern.

During the Company's fiscal years ended December 31, 2003 and 2002, and during the period from January 1, 2004 until Kabani's dismissal, there were no disagreements with Kabani within the meaning of item 304 of regulation S-B or any matter of accounting principles or practices, financial disclosures, or auditing scope or procedures, which disagreements if not resolved to Kabani's satisfaction, would have caused Kabani to make reference to the subject matter of the disagreements in connection with its Reports.

During the Company's fiscal years ended December 31, 2003 and 2002, and during the period from January 1, 2004 until Kabani's dismissal, there were no "reportable events" (as such term is defined in item 304(a)(1)(iv)(B) of regulation S-B.



                                       28

On May 5, 2004, the Company engaged Webb & Company, P.A., Certified Public Accountants, as the independent accountant of the Company. The decision to appoint Webb & Company, P.A. was approved by the Company's Board of Directors upon recommendation by its audit committee. During the Company's two most recent fiscal years and any subsequent interim period prior to the engagement of Webb & Company, P.A., neither the Company nor anyone on Company's behalf consulted with Webb & Company, P.A. regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

Item 8A.  Controls and Procedures

Our Chief Executive Officer, President, and Chief Financial Officer (the "Certifying Officers") are responsible for establishing and maintaining disclosure controls and procedures for the Company. The Certifying Officers have designed such disclosure controls and procedures to ensure that material information is made known to them, particularly during the period in which this report was prepared. The Certifying Officers have evaluated the effectiveness of the Company's disclosure controls and procedures within 90 days of the date of this report and believe that the Company's disclosure controls and procedures are effective based on the required evaluation. There have been no significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 8B.  Other Information

None.


                                    PART III

Item 9. Directors, Executive Officers, Promoters and Control Persons; Compliance with Section 16(a) of the Exchange Act.

The following table sets forth certain information about the directors and executive officers of ElephantTalk.

  Director Name      Age              Position                             Since
--------------------------------------------------------------------------------

Mr. Russelle Choi    50       President and Chief Executive Officer        2002

Mr. Pius Lam         46       Vice-President and Chief Operating Officer   2002

Mr. Francis Lim      46       Director                                     2003

Mr. Manu Ohri        49       Executive Vice-President of Finance and
                              Chief Financial Officer                      2002

Mr. James Wang       47       Director                                     2003


                                       29

Russelle Choi, President and Chief Executive Officer: Mr. Choi is a co-founder of the Elephant Talk Limited, a wholly owned subsidiary of the Company. Mr. Choi is responsible for the overall strategic direction of the Company, and is appointed as the President and Chief Executive Officer of the Company. Mr. Choi serves as Chairman of ET Network Services Limited in Hong Kong. Mr. Choi has over 20 years experience in management and leadership in a wide range of industries including media, garment and telecommunication industries in Hong Kong, China and U.S. In 1981, Mr. Choi established the "Happy Days Association" from which he made connection in the media and entertainment industry in Hong Kong. Mr. Choi serves as Chairman of WKA Association, a leading association for Thai-style boxing for the South East Asia Region. In 1985, Mr. Choi opened his own garment factory in Canada with branches in Hong Kong and China, before jointly founding Elephant Talk Limited in Hong Kong 1994.

Pius Lam, Vice President and Chief Operation Officer: Mr. Lam is a co-founder of Elephant Talk Limited. Mr. Lam is responsible for the Company's day-to-day management and operations. Prior to the establishment of Elephant Talk Limited, Mr. Lam successfully co-founded New Tech Information Systems Limited, an international systems integrator for the hospitality industry, both in US and Hong Kong. From August 1986 to August 1987, Mr. Lam served as a Program Analyst with Omni's Solutions, Inc. Mr. Lam has over 16 years experience in the computer and telecommunications industries. Mr. Lam earned a Master's degree in Business Administration with emphasis in Economics and Finance from the State University of New York in 1986 and a Bachelor's degree in Science from State University of Pennsylvania in 1984.

Francis Lim: Mr. Lim has over ten years of experience in market entry, joint ventures formation and mergers and acquisitions in the telecommunications industry covering the full spectrum of services from cellular and paging to fixed line to the Internet. Mr. Lim currently serves as an independent consultant to multinational carriers in establishing and securing international traffic terminations. From April 2000 to March 2003, Mr. Lim served as Regional Director of Business Development at Asia Global Crossing, responsible for establishing the partnerships and securing licenses for landing of East Asia Crossing and the pan-Asia fiber optics sub-sea cable. From April 1994 to March 2000, Mr. Lim served as Regional Managing Director of Business Development at AT&A Asia Pacific Ltd., responsible for executing market entry plans for AT&T into various countries in the Asia Pacific Region. Mr. Lim successfully brought AT&T into the cellular market in India and led all negotiations in establishing the first telecom services joint venture in China. Mr. Lim headed the marketing team of AT&T's leading edge Global Clearinghouse Business, Asia pacific first clearinghouse for the settlement of VoIP minutes. Mr. Lim held variety of sales and marketing positions with Hutchison Telecommunications Ltd. and Xerox. Mr.
Lim earned a bachelor's degree in Chemical Engineering for University of Wisconsin in 1980

Manu Ohri, Executive Vice President Finance & Chief Financial Officer: Mr. Ohri currently serves as the Executive Vice President of Finance & Chief Financial Officer and Director in the Company since May 2002. Mr. Ohri served in this capacity for The Hartcourt Companies, Inc. from December 1999 to September 2002. From June 1999 to November 1999, Mr. Ohri served as the President and Chief Executive Officer of Pego Systems, Inc., an industrial air and gas equipment manufacturer's representative organization, an affiliate of The Hartcourt Companies, Inc. From January 1997 to March 1999, Mr. Ohri served as Chief


                                       30

Operating Officer and Chief Financial Officer of Dynamic Cooking Systems, Inc., a privately-held manufacturing company. From September 1989 to December 1996, Mr. Ohri served as Chief Financial Officer of Startel Corporation, a NASDAQ company in software development business. Mr. Ohri's multi-faceted experience includes operations, finance as well as administrative functions in the manufacturing, distribution and software development industries. Mr. Ohri is a Certified Public Accountant with over six years experience with Deloitte & Touche, LLP and PriceWaterhouseCoopers, LLP. Mr. Ohri earned his Masters degree in Business Administration from University of Detroit in 1979 and Bachelors degree in Accounting from University of Delhi in India in 1975.

Mr. James Wang: Mr. Wang has over twenty years of professional experience in all aspects of manufacturing, research & development, sales and corporate management for hi-tech industries including telecommunications, data communications, computer networking and semi-conductor manufacturing. Since June 2001, Mr. Wang has been serving as the President of Marconi Communications China in Beijing, China. Mr. Wang is responsible for all of operations of Marconi China with a target of tripling the revenue in three years and making Marconi a tier 1 vendor in China. From July 1989 to May 2001, Mr. Wang held several positions in Alcatel China, the last being Vice President of Sales and Commercial. Mr. Wang had the overall responsibility of sales and marketing of Alcatel China and undertook a major role in promoting company's image and development of governmental relationships. Mr. Wang held leadership and staff positions at Network Access Corporation, BNR/Nortel and Texas Instruments in Texas. Mr. Wang earned his Doctorate degree in Computer Science from Southern Methodist University (SMU), Dallas, Texas in July 1995. Mr. Wang earned his dual Masters degrees in Computer Science and in Robotics in 1987 and 1983 from SMU and Oklahoma State University, Oklahoma.

Directors serve for a term of one year or until their successors are elected and qualified. Executive officers are appointed by and serve at the will of the Board of Directors. There are no family relationships between or among any of the directors or executive officers of the Company except that Mr. Pius Lam, Chief Operating Officer of the Company, is married to Mr. Russelle Choi's sister.

Item 10.  Executive Compensation.

Summary Compensation Table

The following table sets forth the total compensation earned by or paid to the executive officers greater than $100,000 for the last three fiscal years.

----------------- ------- --------------------------------- -------------------------------------- -------------
                                 ANNUAL COMPENSATION                LONG TERM COMPENSATION
================= ======= ================================= ====================================== =============
                                                                       Awards           Payouts
================= ======= ================================= =========================== ========== =============
                    Year                          Other       Restricted    Securities    LTIP        All Other
                                                  Annual     Stock Awards   Underlying    Payouts   Compensation
                             Salary    Bonus   Compensation      ($)         Options/       ($)          ($)
                               ($)      ($)        ($)                        SARs
                                                                              (#)
================= ======= =========== ======= ============= ============== ============ ========== =============
Russelle Choi,      2004    $120,000     $0       $20,000        $0           -0-            $0           $0
President and CEO   2003    $120,000     $0       $20,000        $0           -0-            $0           $0
                    2002       $0        $0         $0           $0           -0-            $0           $0
================= ======= =========== ======= ============= ============== ============ ========== =============

No options or SARs where granted to any executive officers.

Employment and Related Agreements

On January 1, 2003, ElephantTalk entered into an employment agreement with Mr. Russelle Choi to provide salary, bonuses, and other fringe benefits through December 31, 2005. Annual base salary payable to Mr. Russelle Choi under the agreement was $120,000 per annum in the first year, $132,000 in the second year and $150,000 in the third year. Payments are to be made in equal monthly installments. In the event ElephantTalk did not have sufficient cash flow to pay compensation in cash, Mr. Choi has the option to accept ElephantTalk's restricted common shares for the same amount of compensation. Share price is to be calculated at 50% of the market trading bid price on the first trading day of the month for which the compensation is paid. Mr. Choi elected to receive $120,000 as compensation for the year ended 2004 and was issued 1,078,702 restricted common shares. In addition, Mr. Choi received 179,783 restricted common shares valued at $20,000 as Directors fees for attending Board of Director meetings during 2004. The Company issued 989,009 restricted common shares valued at $120,000 to Mr. Choi towards his 2003 compensation and 164,835 restricted common shares valued at $20,000 as Director fees for attending directors meetings during 2003. The share price used in calculating stock compensation was not discounted by 50% of the market trading bid price on the first trading day of the month for which the compensation was paid.

Compensation of Directors

For attending Board meetings, the Board of Directors approved the compensation of the Company's directors with $5,000 worth of restricted common shares valued at the closing market price of the common shares on first day of each fiscal quarter, starting January 1, 2003.

Item 11.  Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of December 31, 2004 with respect to persons known to the Company to be the beneficial owners of more than 5% of its voting securities and with respect to the beneficial ownership of such securities by each director of the Company and by all directors and executive officers of the Company as a group.



                                       32

----------- ---------------------------------------   --------------    --------
 Title of     Name & Address of Beneficial Owner   Amount and Nature of  Percent
   Class                                           Beneficial Ownership
                                                            (1)
----------- ---------------------------------------   --------------    --------
Common      Man Eagle Limited                            4,790,955         8.1%
stock       28/F Emperor Group Centre
            288 Hennessy Road, Wanchai
            Hong Kong
----------- ---------------------------------------   --------------    --------
Common      Supreme Luck Management Company Limited      3,393,276         5.7%
stock       6/F 24 Des Voeux Road, Central
            Hong Kong
----------- ---------------------------------------   --------------    --------
Common      Russelle Choi, Director                      5,356,569         9.0%
stock       8/F, 145-159 Yeung Uk Road
            Tsuen Wan, Hong Kong
----------- ---------------------------------------   --------------    --------
Common      Pius Lam, Director                           3,113,163         5.2%
stock       8/F, 145-159 Yeung Uk Road
            Tsuen Wan, Hong Kong
----------- ---------------------------------------   --------------    --------
Common      Theresa Tsoi, Officer                        2,214,275         3.7%
stock       8/F, 145-159 Yeung Uk Road
            Tsuen Wan, Hong Kong
----------- ---------------------------------------   --------------    --------
Common      Manu Ohri, Director                          1,904,507         3.2%
stock       438 E. Katella Avenue, Suite 217
            Orange, California 92867
----------- ---------------------------------------   --------------    --------
Common      Francis Lim, Director                          479,783         0.8%
stock       8/F, 145-159 Yeung Uk Road
            Tsuen Wan, Hong Kong
----------- ---------------------------------------   --------------    --------
Common      James Wang, Director                           100,479         0.2%
stock       8/F, 145-159 Yeung Uk Road
            Tsuen Wan, Hong Kong
----------- ---------------------------------------   --------------    --------
            All Officers and Directors as a group       13,168,776        22.2%
----------- ---------------------------------------   --------------    --------

(1) Except as otherwise indicated, each of the parties listed has sole voting and investment power with respect to all shares of common stock indicated. Beneficial ownership is calculated in accordance with Rule 13-d-3(d) under the Securities Exchange Act of 1934, as amended.

Stock Option Plan

On April 11, 2002, the Company entered into an agreement with an individual, Tang Wai Leong, whereby the Company granted Mr. Leong an option to purchase two million (2,000,000) common shares of the Company at the closing market price of April 11, 2002 i.e. $0.32 (32 cents) per share. Mr. Leong agreed to provide consulting and advisory services to the Company in accordance with certain terms and conditions. Mr. Leong shall have the right to exercise the option in whole


                                       33
or in part through the close of business on April 10, 2003. On December 1, 2002, the Company and Mr. Leong mutually agreed to terminate the consulting services agreement. Mr. Leong did not exercise his option to purchase the Company's common shares as of the date of termination of the consulting services agreement.

Employee Benefit Plan

The Company adopted an employee benefit plan called "The 2000 Employee Benefit Plan" (the "Plan") on May 30, 2000. Under the Plan, the Company may issue shares or grant options to acquire the Company's common stock, no par value, from time to time to employees of the Company or its subsidiaries. In addition, at the discretion of the Board of Directors, shares may be granted under this Plan to other individuals, including consultants or advisors, who contribute to the success of the Company or its subsidiaries, provided that bona fide services shall be rendered by consultants and advisors and such services must not be in conjunction with the offer or sale of securities in a capital raising transaction. No stock may be issued or options granted under the Plan to consultants, advisors or other persons who directly or indirectly promote or maintain a market for the Company's securities. The Plan is intended to aid the Company in maintaining and developing a management team, attracting qualified officers and employees capable of assuring the future success of the Company, and rewarding those individuals who have contributed to the success of the Company. The Plan Administrator under the direction of the Board of Directors administers the Plan. A total of four million (4,000,000) common shares may be subject to, or issued pursuant to, benefits granted under the Plan. At any time any stock option is granted under the terms of this Plan, the Company will reserve for issuance the number of shares of Stock subject to suck option until it is exercised or expired. The Plan Administrator shall determine from time to time the terms, conditions and price of the options granted. Options shall not be construed to be stock and cannot be exercised after the expiration of its term.

On January 17, 2001, the Company granted and issued 1,700,000 common shares at a price of $0.005 per share for a total consideration of $8,500. On November 16, 2004, the Company issued 2,000,000 restricted common shares to certain officers and directors as stock grants valued at $118,000 under the Plan. 300,000 shares of common stock remain available for grant at December 31, 2004 under the Plan.

Warrants

The Company did not have any warrants outstanding at December 31, 2004.

Stock Split

As a condition precedent to the acquisition of Elephant Talk Limited and plan of reorganization that completed on January 4, 2002, the Company authorized a reverse stock split of its common shares pursuant to which for every ten (10) shares of the issued and outstanding common shares one (1) common share was exchanged. On January 22, 2002 the Company completed and effected a one (1) for ten (10) reverse stock split of its outstanding common stock. This reduced the number of shares outstanding from 34,626,899 shares to 3,464,000 shares after having 1,311 partial shares redeemed. As part of the acquisition and plan of reorganization, the Company issued 31,164,210 common shares to the former


                                       34
shareholders of Elephant Talk Limited. In addition, pursuant to a letter of understanding, on January 2, 2002, the Company sold the business operations of Vision Aerospace, Inc., owned principally by a former officer of the Company for 1,000,000 shares of the common stock of Vision Aerospace, Inc. The Company has valued the investment in Vision Aerospace, Inc. at $10,835 being the net value of assets and liabilities in exchange for 1,000,000 shares of Vision Aerospace, Inc.

Item 12: Certain Relationships and Related Transactions

On February 27, 2001, Elephant Talk Limited entered into an agreement with Elephant Talk, Inc. ("ETI"), a corporation organized and existing under the laws of the Commonwealth of Massachusetts, whereby Elephant Talk Limited appointed ETI its sales agent in the United States of America for the sale of its products and services. The term of the sales agency agreement shall be for a period of five (5) years. Elephant Talk Limited agreed to pay a fee totaling three percent (3%) of the cost of any services or products purchased by the customers through the efforts of ETI. During 2004 and 2003, ETI provided calling capacity and prepaid calling card sales to Elephant Talk Limited in the amounts of $0 and $123,823, respectively. Elephant Talk Limited paid commissions to ETI $0 for the years ended December 31, 2004 and 2003, respectively.

On May 16, 2001, Hartcourt and Elephant Talk Limited executed a Sale and Purchase Agreement whereby Hartcourt acquired 51% ownership interest in Elephant Talk Limited for a total consideration of $4,194,000. Hartcourt issued 3,756,058 shares of common stock valued at $2,325,000 to the private owners of Elephant Talk Limited, executed a Promissory Note of $1,250,000, and issued 1,000,000 shares to Elephant Talk Limited, for the 51% ownership interest.

The Company executed a Spin-Off Agreement, dated September 12, 2002, and through the subsequent transactions that closed on January 4, 2003, the Company terminated its relationship with Hartcourt. Pursuant to the terms of the Spin-Off Agreement, the Company received 17,895,579 of its common shares held by Hartcourt and $349,000 in cash advances from Hartcourt, in exchange for returning 4,756,000 common shares of Hartcourt held by the Company and its affiliates, canceling two promissory notes of Hartcourt held by the Company and its affiliate in the respective amounts of $1,250,000 and $140,595, and canceling the indebtedness of cash advances by issuing 5,000,000 of its restricted common shares to Hartcourt. In addition to executing the Spin-Off Agreement, the parties executed a mutual release to end their relationship and place each other in a position whereby no party is indebted to the other party. Upon receipt of the shares on close of the escrow on January 4, 2003, the Company held 17,895,579 common shares as treasury shares. As a result of the completion of the spin-off agreement with Hartcourt, the Company recorded a loss of $363,205 in the accompanying financial statements for the year ended December 31, 2003.

                                    PART IV.


Item 13.  Exhibits and Reports on Form 8-K

The following list describes the exhibits filed as part of this Annual Report Form 10-KSB.

Exhibit No.                       Description of Document
-----------                       -----------------------

      31.1 Certification of C.E.O. Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
      31.2 Certification of Principal Accounting Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
      32.1 Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Reports on Form 8-K:

During the last quarter covered by this Report we did not file any Current Reports Form 8-K.


Item 14.  Principal Accountant Fees and Services

During the past two fiscal years, our principal accountant have billed for their services as follows. In addition, fees and services related to the audit of the financial statements of the Company for the period ended December 31, 2004, as contained in the Annual Report, are not included because they were not incurred until after the end of the fiscal year.

                                                        Year ended December 31,
                                                          2004        2003

          (1) Audit Fees                                $40,767.00   $48,961.00

          (2) Audit-Related Fees                        $     -      $     -

          (3) Tax Fees:                                 $ 1,200.00   $ 1,200.00

          (4) All Other Fees:                           $     -      $     -

          (5) (i) The Audit Committee requires that prior to the engagement of the Company's principal accountant to audit the financial statements of the Company or to perform other Audit Related or Non-Audit Related services, the engagement be reviewed to consider the scope of services to be rendered and the expected fees to be charged by the principal accountant in connection with rendering such services.

                       ELEPHANT TALK COMMUNICATIONS, INC.
                                 AND SUBSIDIARY
                        CONSOLIDATED FINANCIAL STATEMENTS
                           AS OF DECEMBER 31, 2004



































                                       F-i

                        ELEPHANT TALK COMMUNICATIONS, INC.
                                 AND SUBSIDIARY


                                    CONTENTS


PAGE       F-1 - 2   REPORTS OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

PAGE        F-3      INDEPENDENT AUDITOR'S REPORT OF THE SUBSIDIARY

PAGE        F-4      CONSOLIDATED BALANCE SHEET AS OF DECEMBER 31, 2004

PAGE        F-5      CONSOLIDATED  STATEMENTS OF OPERATIONS AND COMPREHENSIVE
                     LOSS FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

PAGE      F-6 - 7    CONSOLIDATED  STATEMENTS  OF CHANGES IN  STOCKHOLDERS'
                     DEFICIENCY  FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

PAGE      F-8 - 9     CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEARS ENDED
                     DECEMBER 31, 2004 AND 2003

PAGES     F-10 - 27  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

























                                      F-ii

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------

To the Board of Directors of:
Elephant Talk Communications, Inc. and Subsidiary


We have audited the accompanying consolidated balance sheet of Elephant Talk Communications, Inc. and subsidiary as of December 31, 2004, and the related consolidated statements of operations and comprehensive loss, changes in stockholders' deficiency and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit. The financial statements of Elephant Talk Communications, Inc. as of December 31, 2003 were audited by other auditors whose report dated April 8, 2004, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Elephant Talk
Communications, Inc. and subsidiary as of December 31, 2004 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 15 to the consolidated financial statements, the Company had a loss of $2,128,794, a working capital deficiency of $1,306,505, a stockholders' deficiency of $1,563,096, an accumulated deficit of $10,918,242 and used cash in operations of $691,616. These factors raise substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also described in Note 15. The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Webb & Company, P.A.
CERTIFIED PUBLIC ACCOUNTANTS

Boynton Beach, Florida
March 28, 2005



                                       F-1

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------

Board of Directors
Elephant Talk Communications, Inc.

We have audited the accompanying consolidated balance sheet of Elephant Talk Communications, Inc. and subsidiary as of December 31, 2003, and the related consolidated statements of operations, stockholders' deficit and cash flows for the year ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We did not audit the financial statements of Elephant Talk Limited, whose statements reflect total assets of approximately $968,290 as of December 31, 2003 and total net revenues of $867,171 for the year ended December 31, 2003. Those statements were audited by other auditors whose reports have been furnished to us, and in our opinion, insofar as it relates to the amounts included for Elephant Talk Limited for the year ended December 31, 2003, is based solely on the report of the other auditors.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits and the reports of other auditors, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Elephant Talk Communications, Inc. and subsidiaries as of December 31, 2003 and the results of its consolidated operations and its cash flows for the year ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

The Company's consolidated financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has accumulated deficit of $8,789,448 which includes net loss of $3,844,283 for the year ended December 31, 2003. The Company has an excess of total liabilities over total assets of $1,904,650 on December 31, 2003. These factors as discussed in Note 15 to the financial statements raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 15. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Kabani & Company, Inc.
----------------------------
CERTIFIED PUBLIC ACCOUNTANTS

Fountain Valley, California
April 8, 2004
                                       F-2

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------

Board of Directors
Elephant Talk Communications, Inc.


We have audited the accompanying balance sheet of Elephant Talk Limited, a Hong Kong Corporation (the "Company") as of December 31, 2003, and the related statements of operations, stockholders' equity (deficit) and cash flows for the years ended December 31, 2003 and 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Elephant Talk Limited as of December 31, 2003 and the results of its operations and its cash flows for the years ended December 31, 2003 and 2002 in conformity with accounting principles generally accepted in the United States of America.

The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has accumulated deficit of $6,747,312 which includes net losses of $1,982,530 and $1,426,083 for the years ended December 31, 2003 and 2002, respectively. The Company has an excess of total liabilities over total assets of $1,762,184 on December 31, 2003. These factors raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Jimmy C. H. Cheung & Co.
----------------------------
CERTIFIED PUBLIC ACCOUNTANTS

Hong Kong
April 13, 2004

                ELEPHANT TALK COMMUNICATIONS, INC. AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEET

                                DECEMBER 31, 2004

                                     ASSETS
CURRENT ASSETS
  Cash and cash equivalents                               $     67,631
  Accounts receivable, net                                      26,106
  Prepaid expenses and other current assets                     77,520
                                                          ------------
         Total Current Assets                                  171,257
PROPERTY AND EQUIPMENT - NET                                   128,057
                                                          ------------
TOTAL ASSETS                                              $    299,314
                                                          ============

                    LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES
  Overdraft                                               $    132,811
  Accounts payable and customer deposits                       195,718
  Deferred revenue                                             119,888
  Accrued expenses and other payable                            77,400
  Current portion of note payable                              775,969
  Due to related parties                                       175,976
                                                            ----------
         Total Current Liabilities                           1,477,762
                                                            ----------
LONG-TERM LIABILITIES
  Note payable                                                 384,648
                                                             ---------
TOTAL LIABILITIES                                            1,862,410
                                                            ----------

COMMITMENT AND CONTINGENCIES                                         -

STOCKHOLDERS' DEFICIENCY
Preferred stock Class B, no par value,
 5,000,000  shares authorized.                                       -
 none issued and outstanding
Common stock, no par value,
 250,000,000 shares authorized,
 57,068,681 shares issued and 51,968,681 shares outstanding 9,846,748 Common stock, no par value, 4,000,000 shares
 issued as earnest deposit for acquisition                    (480,000)
Accumulated comprehensive loss                                 (11,602)
Accumulated deficit                                        (10,918,242)
                                                           -----------
         Total Stockholders' Deficiency                     (1,563,096)
                                                           -----------
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIENCY             $   299,314
                                                           ===========

              The accompanying notes are an integral part of these
                       consolidated financial statements.

                                       F-4

                ELEPHANT TALK COMMUNICATIONS, INC. AND SUBSIDIARY
          CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                        2004            2003
                                                   ------------    ------------
REVENUES, NET                                      $    636,615    $    867,171

COST OF REVENUE                                         497,234         845,438
                                                   ------------    ------------
GROSS PROFIT                                            139,381          21,733
                                                   ------------    ------------
OPERATING EXPENSES
  Selling, general and administrative                   598,486       1,998,546
  Provision for uncollectible stock subscriptions       410,781             -
  Stock compensation to officers, directors
    and employees                                       560,000         447,000
  Stock compensation to consultants                     588,440         108,200
  Impairment of property and equipment                      -           250,000
  Impairment of investments                                 -           117,291
  Depreciation and amortization                          80,208         265,841
                                                   ------------    ------------
      Total Operating Expenses                        2,237,915       3,186,878
                                                   ------------    ------------
LOSS FROM OPERATIONS                                 (2,098,534)     (3,165,145)

OTHER INCOME (EXPENSE)
  Interest income                                        21,893          57,000
  Interest expense                                      (51,513)        (30,434)
  Equity loss of unconsolidated affiliate               (19,424)        (32,825)
  Loss on settlement                                        -          (363,205)
  Loss on settlement of debts                               -          (416,787)
  Gain on disposition of equity investment               19,424             -
  Miscellaneous income                                      160         107,913
                                                   ------------    ------------
         Total Other Income (Expense)                   (29,460)       (678,338)
                                                   ------------    ------------
LOSS BEFORE INCOME TAXES                             (2,127,994)     (3,843,483)
  Income taxes                                              800             800
                                                   ------------    ------------
NET LOSS                                           $ (2,128,794)   $ (3,844,283)
                                                   ------------    ------------
COMPREHENSIVE INCOME (LOSS)
  Foreign currency translation gain (loss)              (10,071)         (1,531)
                                                   ------------    ------------
                                                        (10,071)         (1,531)
                                                   ------------    ------------
COMPREHENSIVE LOSS                                 $ (2,138,865)   $ (3,845,814)
                                                   ============    ============
Net loss per common share and equivalents
 - basic and diluted                               $      (0.05)   $      (0.15)
                                                   ============    ============
Weighted average shares outstanding during the period
 - basic and diluted                                 41,554,724      25,102,850
                                                   ============    ============
              The accompanying notes are an integral part of these
                       consolidated financial statements.
                                       F-5

                ELEPHANT TALK COMMUNICATIONS, INC. AND SUBSIDIARY
          CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' DEFICIENCY
             FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                                      Earn-    Other
                                             Common Shares      Subscrip-             est      Compre-    Accumu-       Total
                          Common         Issued,not outstanding tions Re-   Note      Depo-    hensive    lated      Shareholders
Description         Shares     Amount    Shares       Amount    ceivable  Receivable  sit       Loss      Deficit     Deficiency
----------------- ---------- ---------- ----------- ----------- --------- ----------  --------- -------   ----------- -----------
Balance-
December 31, 2002 41,438,210 $6,394,944           - $         - $(410,781)$(1,387,500)$       - $(553,187)$(4,945,165) $   (901,689)

Receipt of company
shares as part of
settlement with
Hartcourt                  -          - (17,895,572) (1,288,482)       -           -          -   553,187          -       (735,295)
Settlement with
Hartcourt                  -          -           -           -        -   1,387,500          -         -          -      1,387,500
Shares issued to
directors for
fees                 624,172     70,000           -           -        -           -          -         -          -         70,000
Shares issued to
officers  for
salaries           2,818,675    342,000           -           -        -           -          -         -           -       342,000
Shares issued to
vendors  for
settlement of debt 6,259,415  1,635,448           -           -        -           -          -         -           -     1,635,448
Shares issued to
consultants  for
services             360,000    108,200           -           -        -           -          -         -           -       108,200
Shares issued to
employees  as
bonus                367,242     35,000           -           -        -           -          -         -           -        35,000
Comprehensive loss         -          -           -           -        -           -          -    (1,531)          -        (1,531)
Net Loss                   -          -           -           -        -           -          -         -  (3,844,283)   (3,844,283)
----------------- ---------- ---------- ----------- ----------- --------  ---------- ---------- --------- -----------  ------------
                The accompanying notes are an integral part of these consolidated financial statements.

                ELEPHANT TALK COMMUNICATIONS, INC. AND SUBSIDIARY
          CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' DEFICIENCY
             FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003
                                  (continued)

                                                                                      Earn-    Other
                                             Common Shares      Subscrip-             est      Compre-    Accumu-       Total
                          Common         Issued,not outstanding tions Re-   Note      Depo-    hensive    lated      Shareholders
Description         Shares     Amount    Shares       Amount    ceivable  Receivable  sit       Loss      Deficit     Deficiency
----------------- ---------- ---------- ----------- ----------- --------- ----------  --------- -------   ----------- -----------
Balance-
December 31, 2003 51,867,714  8,585,592 (17,895,572) (1,288,482)(410,781)          -          -    (1,531) (8,789,448)   (1,904,650)

Shares issued to
directors for fees   898,915    100,000           -           -        -           -          -         -           -       100,000
Shares issued to
officers  for
compensation       5,074,301    460,000           -           -        -           -          -         -           -       460,000
Shares issued to
directors  for
settlement of
debt                  53,647     12,875           -           -        -           -          -         -           -        12,875
Shares issued
to related
 parties for
settlement
of debt              590,358    141,686           -           -        -           -          -         -           -       141,686
Shares issued
 for acquisition   5,100,000    683,400           -           -        -           -          -         -           -       683,400
Shares issued as
earnest deposit
for acquisition    4,000,000    480,000           -           -        -           -   (480,000)        -           -             -
Shares issued to
vendors  for
settlement of
debt   1,736,111     416,667          -           -           -        -           -          -         -           -       416,667
Shares cancelled
as a result of
settlement       (17,895,572)(1,288,482) 17,895,572   1,288,482        -           -          -         -            -            -
Sale of shares     2,543,207    349,970           -           -        -           -          -         -            -      349,970
Shares issued to
  consultants
  for services     3,100,000    588,440           -           -        -           -          -         -            -      588,440
Uncollectible stock
  subscriptions            -          -           -           -  410,781           -          -         -            -      410,781
Shares issued and
  not cancelled   (5,100,000)  (683,400)          -           -        -           -          -         -            -     (683,400)
Comprehensive loss         -          -           -           -        -           -          -   (10,071)           -      (10,071)
Net loss                   -          -           -           -        -           -          -         -   (2,128,794)  (2,128,794)
----------------- ---------- ---------- ----------- ----------- --------- ----------  --------- ---------  ----------- ------------
Balance-
December 31, 2004 51,968,681 $9,846,748           - $         - $      -  $        -  $(480,000)$ (11,602) $(10,918,242)$(1,563,096)
================= ========== ========== =========== =========== ========  ==========  ========= =========  ===========  ===========
                The accompanying notes are an integral part of these consolidated financial statements.

                                       F-7
                 ELEPHANT TALK COMMUNICATIONS, INC. AND SUBSIDIARY
                        CONSOLIDATED STATEMENTS OF CASH FLOWS
                   FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                          2004           2003
CASH FLOWS FROM OPERATING ACTIVITIES:                                 -----------    -----------
    Net loss                                                          $(2,128,794)   $(3,844,283)
    Adjustments to reconcile net loss to net cash
      used in operating activities:
    Depreciation and amortization                                          80,208        265,841
    Loss in equity of unconsolidated subsidiary                            19,424         32,825
    Gain on disposal of equity investment                                 (19,424)           -
    Issuance of stock in settlement                                        12,875            -
    Issuance of stock for compensation and fees                           560,000        447,000
    Issuance of stock for consulting services                             588,440        108,200
    Provision for uncollectible stock subscriptions                       410,781            -
    Impairment of property and equipment                                      -          250,000
    Impairment of investments                                                 -          117,291
    Provision for doubtful accounts                                       500,000        400,000
    Changes in operating assets and liabilities:
      Decrease in accounts receivable                                     130,086        327,470
      Decrease in prepaid expenses, deposits and other assets              31,392         17,542
      Increase (Decrease) in accounts payable and customer deposits      (285,427)       576,955
      Increase (Decrease) in deferred revenue                             (41,651)        82,602
      Increase (Decrease) in accrued expenses and other payable          (133,132)       105,167
      Increase (Decrease) in cash overdraft                              (416,394)       381,153
                                                                      -----------    -----------
         Net cash used in operating activities                           (691,616)      (732,237)
                                                                      -----------    -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchase of property and equipment                                     (4,500)       (67,825)
    Proceeds from sale of investment                                      100,953            -
    Investment in unconsolidated affiliate                                    -           13,626
                                                                      -----------    -----------
       Net cash provided by (used in) investing activities                 96,453        (54,199)
                                                                      -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Decrease of factor payable                                                -         (198,205)
    Payment on capital leases                                             (14,018)       (30,434)
    Proceeds from issuance of notes                                       269,591            -
    Proceeds from sale of shares                                          349,970            -
    Proceeds from related parties                                          59,040      1,019,355
                                                                      -----------    -----------
        Net cash provided by financing activities                         664,583        790,716
                                                                      -----------    -----------

              The accompanying notes are an integral part of these
                       consolidated financial statements.




                                       F-8
                                       65

                 ELEPHANT TALK COMMUNICATIONS, INC. AND SUBSIDIARY
                        CONSOLIDATED STATEMENTS OF CASH FLOWS
                   FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003
                                  (continued)

                                                                          2004           2003
                                                                      ------------   -------------
EFFECT OF EXCHANGE RATES ON CASH                                          (10,071)        (1,531)

NET INCREASE IN CASH                                                       59,349          2,749
CASH, BEGINNING OF THE YEAR                                                 8,282          5,533
                                                                      -----------    -----------
CASH, END OF THE YEAR                                                 $    67,631    $     8,282
                                                                      ===========    ===========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

Cash paid during the year for interest                                $    50,788    $    30,435

Cash paid during the year for income taxes                            $       800    $       800

              The accompanying notes are an integral part of these
                       consolidated financial statements.





























                                       F-9
                                       66

                       ELEPHANT TALK COMMUNICATIONS, INC.
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION
------    -----------------------------------------------------------

     (A) Organization and Nature of Operations
     -----------------------------------------

     Elephant Talk Communications, Inc. (herein referred to as "ElephantTalk", "ETCI" or "Company" formerly known as Staruni Corporation), incorporated on February 5, 1962 under the laws of the state of California as Altius Corporation, was involved in manufacturing of freeway signs. In March 1997, Altius acquired Starnet Universe Internet, Inc., a web developer and Internet Service Provider (ISP) and changed its name to Staruni Corporation. On January 4, 2002, the Staruni Corporation merged with Elephant Talk Limited; a limited company incorporated in Hong Kong, and filed a Certificate of Amendment of Articles of Incorporation to amend the corporate name to Elephant Talk Communications, Inc. This name change was done in conjunction with the acquisition, and to emphasize that the Company's new focus will be the business of Elephant Talk Limited.

     (B) Use of Estimates
     --------------------

     In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

     (C) Cash and Cash Equivalents
     -----------------------------

     For purposes of the cash flow statements, the Company considers all highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents.

     (D) Foreign Currency Translation
     --------------------------------

     The functional currency was the Hong Kong Dollar for the years ended December 31, 2004 and 2003. The December 31, 2004 and 2003 financial statements of the Company were translated to United States dollars using year-end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts were translated at their historical exchange rates when the capital transactions occurred. Net gains and losses resulting from translation of foreign currency financial statements are included in the statements of stockholder's equity as other comprehensive income or (loss). Foreign currency transaction gains and losses are included in consolidated income (loss).


                                      F-10

                       ELEPHANT TALK COMMUNICATIONS, INC.
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


     (E) Property and Equipment
     --------------------------

     Property and equipment are stated at cost, less accumulated depreciation. Depreciation is provided using the straight-line method over the estimated useful life of the assets from three to seven years. Expenditures for maintenance and repairs are charged to expense as incurred.

     (F) Marketable Securities
     -------------------------

     The Company's investments in securities are classified as available-for-sale and, as such, are carried at fair value. All of the securities comprised of shares of common stock of investee. Securities classified as available-for-sale may be sold in response to changes in interest rates, liquidity needs, and for other purposes. The Company does not currently have any held-to-maturity or trading securities.

     Unrealized holding gains and losses for available-for-sale securities are excluded from earnings and reported as a separate component of stockholder's equity. Realized gains and losses for securities classified as available-for-sale are reported in earnings based upon the adjusted cost of the specific security sold.

     (G) Carrier Deposit
     -------------------

     The Company has deposited security deposits with telecommunication carriers during the course of its operations. The deposits are refundable at the conclusion of the business relationship with the carriers.

     (H) Income Taxes
     ----------------

     The Company accounts for income taxes under the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes" ('Statement 109"). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.





                                      F-11

                       ELEPHANT TALK COMMUNICATIONS, INC.
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


     (I) Revenue Recognition, Cost of Revenue and Deferred Revenue
     -------------------------------------------------------------

     The Company's revenue recognition policies are in compliance with Staff accounting bulletin (SAB) 104. The Company recognizes sales from telecommunications services as services are provided. The Company recognizes revenue from prepaid calling cards as the services are provided. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as deferred revenue. Cost of revenue includes the cost of capacity associated with the revenue recognized within the corresponding time period.

     Deferred revenue represents amounts received from the customers against future sales of services since the Company recognizes revenue on the performance of services. Deferred revenue was $119,888 as of December 31, 2004.

     (J) Basic and diluted net loss per share
     ----------------------------------------

     Net loss per share is calculated in accordance with the Statement of financial accounting standards No. 128 (SFAS No. 128), "Earnings per share". Basic net loss per share is based upon the weighted average number of common shares outstanding. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period. Weighted average number of shares used to compute basic and diluted loss per share is the same since the effect of dilutive securities is anti-dilutive.

     (K) Long-Lived Assets
     ---------------------

     Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," and the accounting and reporting provisions of APB Opinion No. 30, "Reporting the Results of Operations for a Disposal of a Segment of a Business." The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on

                                      F-12

                       ELEPHANT TALK COMMUNICATIONS, INC.
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


     long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal. The Company recorded an impairment of property and equipment of $0 and $250,000 for the years ended December 31, 2004 and 2003, respectively.

     (L) Fair Value of Financial Instruments
     ---------------------------------------

     Statement of Financial Accounting Standards No. 107, "Disclosures About Fair Value of Financial Instruments" requires disclosures of information about the fair value of certain financial instruments for which it is practicable to estimate that value. For purposes of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale or liquidation. The carrying amounts of the Company's accounts and other receivables, accounts payable, accrued liabilities, factor payable, capital lease payable and notes and loans payable approximates fair value due to the relatively short period to maturity for these instruments.

     (M) Concentrations of Risk
     --------------------------

     Financial instruments which potentially subject the Company to concentrations of credit risk are cash and accounts receivable. The Company places its cash with financial institutions deemed by management to be of high credit quality. The amount on deposit in any one institution that exceeds federally insured limits is subject to credit risk. All of the Company's revenue and majority of its assets are derived from operations in Hong Kong and China.

     (N) Reporting Segments
     ----------------------

     Statement of financial accounting standards No. 131, Disclosures about segments of an enterprise and related information (SFAS No. 131), which superseded statement of financial accounting standards No. 14, Financial reporting for segments of a business enterprise, establishes standards for the way that public enterprises report information about operating segments in annual financial statements. The Company has determined it has only one segment.

     (O) Stock-based Compensation
     ----------------------------

     In October 1995, the FASB issued SFAS No. 123, "Accounting for Stock-Based Compensation". SFAS No. 123 prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation

                                      F-13

                       ELEPHANT TALK COMMUNICATIONS, INC.
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


     rights. SFAS No. 123 requires compensation expense to be recorded (i) using the new fair value method or (ii) using the existing accounting rules prescribed by Accounting Principles Board Opinion No. 25, "Accounting for stock issued to employees" (APB 25) and related interpretations with pro forma disclosure of what net income and earnings per share would have been had the Company adopted the new fair value method. The company uses the intrinsic value method prescribed by APB25 and has opted for the disclosure provisions of SFAS No.123.

     In December 2002, the FASB issued SFAS No. 148 "Accounting for Stock Based Compensation-Transition and Disclosure". SFAS No. 148 amends SFAS No. 123, "Accounting for Stock Based Compensation", to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of Statement 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used, on reported results. The adoption of SFAS No. 148 did not have a material affect on the net loss of the Company.

     (P) Issuance of Shares For Services
     -----------------------------------

     The Company accounts for the issuance of equity instruments to acquire goods and services based on the fair value of the goods and services or the fair value of the equity instrument at the time of issuance, whichever is more reliably measurable.

     (Q) Comprehensive Income
     ------------------------

     Statement of financial accounting standards No. 130, Reporting comprehensive income (SFAS No. 130), establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity, except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS No. 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in financial statements that are displayed with the same prominence as other financial statements.

     (R) Reclassifications
     ---------------------

     For comparative purposes, prior years' consolidated financial statements have been reclassified to conform with report classifications of the current year.

                       ELEPHANT TALK COMMUNICATIONS, INC.
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


     (S) New Accounting Pronouncements
     ---------------------------------

     In December 2004, the FASB issued FASB Statement No. 123R, "Share-Based Payment, an Amendment of FASB Statement No. 123" ("FAS No. 23R"). FAS No. 123R requires companies to recognize in the statement of operations the grant- date fair value of stock options and other equity-based compensation issued to employees. FAS No. 123R is effective beginning in the Company's second quarter of fiscal 2006. The Company is in process of evaluating the impact of this pronouncement on its financial position.

     In December 2004, the FASB issued SFAS Statement No. 153, "Exchanges of Non-monetary Assets." The Statement is an amendment of APB Opinion No. 29 to eliminate the exception for non-monetary exchanges of similar productive assets and replaces it with a general exception for exchanges of non-monetary assets that do not have commercial substance. The Company believes that the adoption of this standard will have no material impact on its financial statements.

     In March 2004, the Emerging Issues Task Force ("EITF") reached a consensus on Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments." The EITF reached a consensus about the criteria that should be used to determine when an investment is considered impaired, whether that impairment is other-than-temporary, and the measurement of an impairment loss and how that criteria should be applied to investments accounted for under SFAS No. 115 "Accounting in certain investments in debt and equity securities". EITF 03-01 also included accounting considerations subsequent to the recognition of other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. Additionally, EITF 03-01 includes new disclosure requirements for investments that are deemed to be temporarily impaired. In September 2004, the Financial Accounting Standards Board (FASB) delayed the accounting provisions of EITF 03-01; however the disclosure requirements remain effective for annual reports ending after June 15, 2004. The Company will evaluate the impact of EITF 03-01 once final guidance is issued.

     (T) Principles of Consolidation
     -------------------------------

     The accompanying consolidated financial statements for the year ended December 31, 2004 include the accounts of Elephant Talk Communications, Inc., and its 100% wholly-owned subsidiary Elephant Talk Limited. The consolidated financial statements for the year ended December 31, 2003 include the accounts of Elephant Talk Communications, Inc., its wholly-owned subsidiary Elephant Talk Limited and its 35.42% equity investment in ETNS Singapore, Pte Ltd. All significant inter-company accounts and transactions have been eliminated in consolidation.



                                      F-15

                       ELEPHANT TALK COMMUNICATIONS, INC.
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


     (U) Supplemental Disclosure of Non-cash Investing and Financing Activities
     --------------------------------------------------------------------------

     The cash flow statements do not include the following non-cash investing and financing activities. In 2004, the Company issued 5,973,216 restricted common shares valued at $560,000 to officers and directors as compensation and fees for attending Board meetings; issued 53,647 restricted common shares valued at $12,875 to directors for settlement of their debt; issued 2,326,469 restricted common shares valued at $558,353 to vendors and related parties for settlement of debt; issued 4,000,000 common shares valued at $480,000 to a third party as earnest deposit for acquisition of 60% equity interest in an entity; and issued 3,100,000 common shares valued at $588,440 to certain consultant for advisory and services.

     In 2003, the Company issued 624,172 common shares to directors as fees for attending board meetings, valued at $70,000; 2,818,675 common shares valued at $342,000 to officers as compensation; 367,242 common shares valued at $35,000 as bonus to employees; 360,000 common shares valued at $108,200 for consulting and advisory services; and 6,259,415 common shares to certain vendors valued at $1,635,448 in settlement of debt of Elephant Talk Ltd.


NOTE 2   MARKETABLE SECURITIES
------   ---------------------

     The Company's securities are classified as available-for-sale and, as such, are carried at fair value. All of the securities comprised of shares of common stock of investee. Securities classified as available-for-sale may be sold in response to changes in interest rates, liquidity needs, and for other purposes. The Company does not currently have any held-to-maturity or trading securities.

     Unrealized holding gains and losses for available-for-sale securities are excluded from earnings and reported as a separate component of stockholder's equity. Realized gains and losses for securities classified as available-for-sale are reported in earnings based upon the adjusted cost of the specific security sold. The Company did not have any investment in marketable securities at December 31, 2004. On December 31, 2003, the Company determined that the investment in marketable securities was at zero value based upon the fair value of the marketable securities on December 31, 2003. The Company determined the decline in value of the marketable securities was permanent and therefore, recorded an impairment on investments amounting to $10,835.


NOTE 3   ACCOUNTS RECEIVABLE
------   -------------------

     Accounts receivable at December 31, 2004 consisted of the following:


                                      F-16

                       ELEPHANT TALK COMMUNICATIONS, INC.
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


                                                                  2004
                                                           ------------------

     Accounts receivable                                $          26,106
     Less allowance for doubtful accounts                               -
                                                           ------------------
                                                        $          26,106
                                                           ==================

     For the years ended December 31, 2004 and 2003, the Company recorded a provision for bad and doubtful accounts of $0 and $20,000, respectively, in its statements of operations.


NOTE 4   PROPERTY AND EQUIPMENT
------   ----------------------

     Property and equipment at December 31, 2004 consisted of the following:

                                                                  2004
                                                           ------------------

     Office and computer equipment                      $       4,399,328
     Leasehold improvement                                          6,410
     Furniture and fixtures                                        91,649
                                                           ------------------
                                                                4,497,387
      Less accumulated depreciation and amortization           (4,369,329)
                                                           ------------------
                                                        $         128,058
                                                           ==================

     Depreciation and amortization expense for the years ended December 31, 2004 and 2003 was $80,208 and $265,841, respectively.


NOTE 5   INVESTMENT IN AFFILIATE
------   -----------------------

     On February 18, 2004, the Company's wholly-owned subsidiary Elephant Talk Ltd. sold all of its 35.42% equity interest in ETNS Singapore, Pte, Ltd. for cash consideration of $100,953. Based upon the realizable value of the investment, the Company did not record any gain or loss on sale of its equity investment.

     The Company's share of loss for 2003 was $32,825. On December 31, 2003, the Company recorded an impairment of the investment based upon future realization of the investment for cash amounting $100,953, resulting in the impairment of $106,456 in the year ended December 31, 2003.

                                      F-17

                       ELEPHANT TALK COMMUNICATIONS, INC.
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


     On May 24, 2004, the Company completed its purchase of 30% of all of the issued and outstanding shares of common stock of New Times Navigation Limited ("New Times") for a total consideration valued at $4,283,400 from four shareholders of Renren Holdings Limited, parent company of New Times. The purchase consideration was payable as follows: $683,400 of the purchase consideration consisted of 5,100,000 restricted common shares valued at the five days average closing price of $0.134 per common share, on the date of closing, and $3,600,000 of the purchase consideration to be settled by issuance of unsecured convertible promissory notes. The parties mutually agreed to terminate the purchase agreement in December 2004 and agreed to exchange the same number of shares issued to each of the parties on the date of acquisition. During 2004, the Company recorded its share of loss of $19,424 in its equity investment in New Times. The Company recorded a gain of $19,424 on disposition of its equity investment in December 2004. The Company has returned all of the shares of New Times as of December 31, 2004. On February 22, 2005, the Company received and cancelled share certificates of 2,252,500 common shares and expects to receive the remaining shares issued for this acquisition by April 30, 2005.


NOTE 6   DUE FROM RELATED PARTIES
------   ------------------------

     The Company provided guarantees to third parties for funds advanced by them to entities that officers and/or shareholders have an ownership interest in. The balances of funds advanced as of December 31, 2004 are:

                                                                   2004
                                                           ------------------

     Due from ET Network Services, Ltd.                 $         330,934

     Due from entities related to shareholders                     33,811
                                                           ------------------
                                                        $         364,745
                                                           ==================

     The amounts are due on demand, unsecured and carry interest at the rate of six percent (6%) per year. Total interest income from the related parties amounted to $21,885 and $57,000 for the years ended December 31, 2004 and 2003. The Company provided an allowance for doubtful accounts of $364,745 and $400,000 on amounts due from such entities at December 31, 2004 and 2003.








                                      F-18

                       ELEPHANT TALK COMMUNICATIONS, INC.
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 7   NOTES PAYABLE
------   -------------

     Notes payable are summarized as follows:
                                                                   2004
                                                           ------------------

          Note payable, bank, monthly principal and       $       344,920
             interest payments of $12,536 including
             interest at bank's prime rate plus 1.5% per anum, 6.5% at December 31, 2004, due December 24, 2006, secured by personal guarantees of three shareholders

          Note payable, bank, monthly principal and               196,361
             interest payments of $2,678 including
             interest at bank's prime rate plus 1.5% per anum, 6.5% at December 31, 2004, due December 24, 2011, secured by personal guarantees of three shareholders

          Note payable, bank, monthly principal and                87,284
             interest payments of $1,656 including
             interest at bank's prime rate plus 1.5% per anum, 6.5% at December 31, 2004, due June 28, 2009, secured by personal guarantees of three shareholders

          Note payable, bank, monthly payments of                 282,051
             interest at bank's prime rate plus 2% per anum, 7.0% at December 31, 2004, due January 16, 2006

          Notes payable, investor, interest at 6% per             250,000
             anum, due on October 24, 2005, November 29,
             2005 and December 29, 2005

                                                           ------------------

                                                                1,160,616

          Less current portion                                   (775,969)
                                                           ------------------

          Notes payable, net of current portion           $       384,647
                                                           ------------------

                       ELEPHANT TALK COMMUNICATIONS, INC.
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


     The following is a summary of principal maturities of notes payable:

             2005                                         $       775,969

             2006                                                 193,409

             2007                                                  41,319

             2008                                                  44,233

             2009                                                  39,724

             Thereafter                                            65,962
                                                           ------------------

                                                          $     1,160,616
                                                           ------------------

NOTE 8   DUE TO RELATED PARTIES
------   ----------------------

     The Company received advances from entities that certain officers and/or shareholders have an ownership interest. The balances as of December 31, 2004 are:
                                                                   2004
                                                           ------------------


     Due to entities related to certain officers,
       directors and shareholders                         $        89,756

     Due to entities related to shareholders                       16,601

     Due to directors                                              69,619

                                                           ------------------

                                                          $       175,976
                                                           ==================

     The amount due to entities related to certain officers, directors and shareholders is due on demand, unsecured and carry interest at the rate of six percent (6%) per year. Total interest expense due to related parties amounted to $10,559 and $10,200 for the years ended December 31, 2004 and 2003, respectively.






                                      F-20

                       ELEPHANT TALK COMMUNICATIONS, INC.
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 9   STOCKHOLDERS' DEFICIENCY
------   ------------------------

     Common Stock

     The Company is presently authorized to issue 250,000,000 shares of no par value Common Stock. The Company currently has 57,068,681 shares issued and outstanding. The holders of common stock, and of shares issuable upon exercise of any Warrants or Options, are entitled to equal dividends and distributions, per share, with respect to the common stock when, as and if declared by the Board of Directors from funds legally available therefore. No holder of any shares of common stock has a pre-emptive right to subscribe for any securities of the Company nor are any common shares subject to redemption or convertible into other securities of the Company. Upon liquidation, dissolution or winding up of the Company, and after payment of creditors and preferred stockholders, if any, the assets will be divided pro-rata on a share-for-share basis among the holders of the shares of common stock. All shares of common stock now outstanding are fully paid, validly issued and non-assessable. Each share of common stock is entitled to one vote with respect to the election of any director or any other matter upon which shareholders are required or permitted to vote. Holders of the Company's common stock do not have cumulative voting rights, so that the holders of more than 50% of the combined shares voting for the election of directors may elect all of the directors, if they choose to do so and, in that event, the holders of the remaining shares will not be able to elect any members to the Board of Directors.

     On September 25, 2002, pursuant to the terms of the Spin-Off Agreement with The Hartcourt Companies, Inc. ("Hartcourt"), the Company issued 5,000,000 restricted common shares to Hartcourt valued at $320,000 based on the market value of the common shares on the date of issue. On January 4, 2003, the Company received from Hartcourt all of the 17,895,579 of its common shares held by Hartcourt pursuant to the finalization of the terms of the Spin-Off Agreement. Upon completion of the transaction on January 4, 2003, the Company recorded its 17,895,579 common shares as shares authorized but unissued shares valued at $1,288,482. As a part of the settlement, the Company settled a note receivable including accrued interest thereon, of $1,387,500 and a note payable of $349,000. The Company also returned to Hartcourt 1,000,000 shares of common stock of Hartcourt it was holding, valued at $60,000, and assumed a loan of $140,595 from a third party. As a result of the completion of the spin-off agreement with Hartcourt, the Company recorded a loss of $270,613 as loss on settlement. On March 30, 2004, the Company cancelled 17,895,579 of its common shares valued at $1,288,482 that were received as part of the settlement with Hartcourt.

     On May 24, 2004, the Company issued 5,100,000 restricted common shares to four shareholders of New Times Navigation Limited ("New Times") valued at $683,400 as partial consideration for purchase of its 30% equity investment interest in New Times. The purchase transaction was mutually rescinded by


                                      F-21

                       ELEPHANT TALK COMMUNICATIONS, INC.
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


     both parties on December 10, 2004. The Company did not receive the 5,100,000 restricted common shares from the shareholders of New Times as of December 31, 2004, and has recorded such common shares as shares issued to be cancelled at December 31, 2004. The Company recorded a loss from operations of $19,424 of its equity investment in New Times as of December 31, 2004, and a gain of $19,424 on disposal of the equity investment.

     During 2004, the Company issued 2,380,116 common shares valued at $571,228 to directors, related parties and vendors for settlement of debt; issued 4,000,000 common shares valued at $480,000 to a third party as earnest deposit for the acquisition of 60% of the equity interest in an entity; and issued 3,100,000 common shares valued at $588,440 to certain consultants for advisory and services. As of December 31, 2004, the Company had not closed on the acquisition and the earnest deposit was recorded as a contra equity. The Company completed the acquisition on January 5, 2005.

     During 2004, the Company entered into a Stock Sale Agreements with accredited investors who purchased 2,543,207 common shares under Rule 144 restriction, for cash consideration of $349,970.

     Class B Preferred Stock

     The Company's Articles of Incorporation (Articles") authorize the issuance of 50,000,000 shares of no par value Class B Preferred Stock. No shares of Preferred Stock are currently issued and outstanding. Under the Company's Articles, the Board of Directors has the power, without further action by the holders of the Common Stock, to designate the relative rights and preferences of the preferred stock, and issue the preferred stock in such one or more series as designated by the Board of Directors. The designation of rights and preferences could include preferences as to liquidation, redemption and conversion rights, voting rights, dividends or other preferences, any of which may be dilutive of the interest of the holders of the Common Stock or the Preferred Stock of any other series. The issuance of Preferred Stock may have the effect of delaying or preventing a change in control of the Company without further shareholder action and may adversely affect the rights and powers, including voting rights, of the holders of Common Stock. In certain circumstances, the issuance of preferred stock could depress the market price of the Common Stock.

     (A) Stock Issued to officers and directors for Services
     -------------------------------------------------------

     During 2004 and 2003, the Company issued 5,973,216 and 3,442,847 restricted common shares valued at $560,000 and $412,000 as compensation to directors for salaries and fees for attending Board meetings. The common shares were valued at the closing market price of the common shares on the first day of each month. The Company recorded $560,000 and $412,000 as compensation expense for the years ended December 31, 2004 and 2003, respectively.



                                      F-22

                       ELEPHANT TALK COMMUNICATIONS, INC.
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


     (B) Stock Issued for settlement of Debt
     ---------------------------------------

     During 2004 and 2003, the Company issued 2,380,116 and 6,259,415 restricted common shares valued at $ 571,228 and $1,635,448 to directors, related parties and certain vendors in settlement of their debts. The shares were valued at the average market price of five days trading before and after the date of issuance. The Company recorded a loss of $0 and $416,787 on settlement of debt in the accompanying financial statements for the period ended December 31, 2004 and 2003, respectively.

NOTE 10  RELATED PARTY TRANSACTIONS
-------  --------------------------

     (A) Elephant Talk, Inc.
     -----------------------

     During 2004 and 2003, the Company provided calling capacity on prepaid calling card sales to a company related to certain officers, directors and shareholders.
                                               2004                   2003
                                         -----------------     -----------------

     Capacity costs
     (included in cost of revenue)    $                 -    $          123,823
                                        ==================     =================

     (B) ET Network Services, Ltd.
     -----------------------------

     During 2004 and 2003, the Company  provided  management and  administrative services to a company related to certain officers, directors and shareholders. The total cost of such services during 2004 and 2003 were $0 and $22,031, respectively.

     During 2004 and 2003, the Company was provided management and administrative services from a company related to certain officers, directors and shareholders. The total cost of such services received during 2004 and 2003 were $0 and $181,199, respectively.

     (C) Well Gear Inc.
     ------------------

     During 2004 and 2003, the Company received income and incurred carrier charges from a company related to certain officers, directors and shareholder. The total amount of income received in 2004 and 2003 was $0 and $14,170, and carrier charges incurred was $0 and $20,229. The Company incurred rental expense of $46,266 and $0 for the years ended December 31, 2004 and 2003, respectively.


                                      F-23

                       ELEPHANT TALK COMMUNICATIONS, INC.
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 11  COMMITMENTS AND CONTINGENCIES
-------  -----------------------------
     Operating Leases
     ----------------
     The Company leases one of its corporate offices space with an affiliate under a month to month operating lease. Monthly rental expense under all the leases are $3,339 per month. Rent expense under operating leases for the years ended December 31, 2004 and 2003 was $40,068 and $3,918, respectively.

     Guarantees
     ----------
     The Company and three shareholders have provided personal guarantees to a bank on installment loans of $628,566 given to a third party affiliate. The loans are recorded in the accompanying financial statements as of December 31, 2004.

     Employment Agreement
     --------------------
     The Company entered into an employment agreement with its Chief Executive Officer to provide salary, bonuses and other fringe benefits through December 31, 2005. Annual base salary payable under the employment agreement for 2005 is $150,000.

NOTE 12  INCOME TAXES
-------  ------------
     Income tax expense (benefit) for the years ended December 31, 2004 and 2003 is summarized as follows:
                                                  2004                2003
                                            ---------------     ----------------
     Current:
       Federal                            $       (723,800)   $     (1,190,000)
       State                                      (127,700)           (210,000)
     Deferred taxes                                852,300           1,399,200
                                            ===============     ================
     Income tax expense (benefit)         $            800    $            800
                                            ===============     ================

     The following is a reconciliation of the provision for income taxes at the U.S. federal income tax rate to the income taxes reflected in the Consolidated Statements of Operations:

                                      December 31, 2004       December 31, 2003
                                        ------------             ------------
     Tax expense (credit)
     at statutory rate-federal               (34%)                     (34%)
     State tax expense net of federal tax     (6%)                      (6%)
     Permanent differences                     -                         -
     Valuation allowance                      40%                       40%
                                        ------------             ------------
     Tax expense at actual rate                -                         -
                                        ============             ============
                                      F-24

                       ELEPHANT TALK COMMUNICATIONS, INC.
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


     The tax effects of temporary differences that gave rise to significant portions of deferred tax assets and liabilities at December 31, 2004 are as follows:

       Deferred tax assets:
       Net operating loss carry forward                         $     4,367,300
                                                               -----------------
          Total gross deferred tax assets                             4,367,300
       Less valuation allowance                                      (4,367,300)
                                                               -----------------
       Net deferred tax assets                                 $             -
                                                               =================

     At December 31, 2004, the Company had net operating loss carry forwards of approximately $10,918,200 for U.S. federal income tax purposes available to offset future taxable income expiring on various dates through 2018.

     The net change in the valuation  allowance  during the year ended  December
     31,  2004  and  2003  was  an  increase  of  $1,687,300   and   $1,400,000,
     respectively.


NOTE 13  CONCENTRATIONS OF CREDIT RISK AND MAJOR CUSTOMERS
-------  -------------------------------------------------

     During 2004 and 2003, the Company received 43% and 42% of its revenue from three customers. The Company had accounts receivable due from these three customers in 2004 and 2003 of $12,256 and $12,071 respectively.

     During 2004 and 2003, the Company purchased 65% and 10% of its calling capacity from one supplier.

NOTE 14  EMPLOYEE BENEFIT PLAN
-------  ---------------------

     The Company adopted an employee benefit plan "The 2000 Employee Benefit Plan" (the "Plan") on May 30, 2000. Under the Plan, the Company may issue shares or grant options to acquire the Company's common stock, no par value, from time to time to employees of the Company or its subsidiaries. In addition, at the discretion of the Board of Directors, shares may be granted under this Plan to other individuals, including consultants or advisors, who contribute to the success of the Company or its subsidiaries, provided that bona fide services shall be rendered by consultants and advisors and such services must not be in conjunction with the offer or sale of securities in a capital raising transaction. No stock may be issued or options granted under the Plan to consultants, advisors or other persons who directly or indirectly promote or maintain a market for the Company's securities. The Plan is intended to aid the Company in maintaining and developing a management team, attracting qualified officers and employees


                                      F-25

                       ELEPHANT TALK COMMUNICATIONS, INC.
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


     capable of assuring the future success of the Company, and rewarding those individuals who have contributed to the success of the Company. The Plan Administrators under the direction of the Board of Directors administers the Plan. A total of four million (4,000,000) common shares and four million (4,000,000) options to acquire common shares may be subject to, or issued pursuant to, benefits granted under the Plan. At any time any stock option is granted under the terms of this Plan, the Company will reserve for issuance the number of shares of Stock subject to suck option until it is exercised or expired. The Plan Administrator shall determine from time to time the terms, conditions and price of the options granted. Options shall not be construed to be stock and cannot be exercised after the expiration of its term.

     On January 17, 2001, the Company granted and issued 1,700,000 common shares at a price of $0.005 per share for a total consideration of $8,500. On November 16, 2004, the Company granted and issued 2,000,000 common shares at a price of $0.059 per share for a total consideration of $118,000. Under the Plan 300,000 shares of common stock and 4,000,000 stock options remain available for grant at December 31, 2004.

NOTE 15  GOING CONCERN
-------  -------------

     The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles which contemplate continuation of the company as a going concern. The Company has an accumulated deficit of $10,918,242 at December 31, 2004 which includes a net loss of $2,128,794 for the year ended December 31, 2004. The Company's total current liabilities exceed its total current assets by $1,306,505, a stockholders' deficiency of $1,563,096 and the Company used cash in operations of $691,616. This raises a substantial doubt about the Company's ability to continue as a going concern. In view of the matters described above, recoverability of a major portion of the recorded asset amounts shown in the accompanying consolidated balance sheet is dependent upon continued operations of the company, which in turn is dependent upon the Company's ability to raise additional capital, obtain financing and succeed in its future operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

     Management has taken the following steps to revise its operating and financial requirements, which it believes are sufficient to provide the Company with the ability to continue as a going concern. The Company is actively pursuing additional funding and potential merger or acquisition candidates and strategic partners, which would enhance stockholders' investment. Management believes that the above actions will allow the Company to continue operations through the next fiscal year.



                                      F-26

                       ELEPHANT TALK COMMUNICATIONS, INC.
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 16  SUBSEQUENT EVENTS
-------  -----------------

     On January 5, 2005, the Company completed a transaction where it formed True Precise Technology Limited ("True Precise"), a limited liability company registered in British Virgin Island, as its investment holding company, that acquired 60% of the equity ownership interest in Urumqui General System Technology Ltd. ("WestSMS") from Keen Solution Group Limited ("Keen Solution"), a limited liability company registered under the laws of British Virgin Islands.. As consideration for the acquisition, on July 26, 2004, the Company issued 4,000,000 restricted common shares to the shareholders of Keen Solution valued at $480,000, as its earnest deposit. The Company agreed to issue an additional 14,137,500 restricted common shares valued at $1,116,862 to complete the acquisition. Upon completion of the transaction, True Precise became a wholly-owned subsidiary of the Company and General System became a majority owned subsidiary of True Precise.

     Subsequent to December 31, 2004, the Company has issued 3,801,528 common shares to officers and directors as compensation and fees to attend Board meetings. The Company issued 400,000 common shares to a consultant for business and advisory services. On February 22, 2005, the Company cancelled 2,252,500 restricted common shares received from two shareholders of New Times pursuant to rescission of its equity investment in New Times.



























                                      F-27

                                   SIGNATURES

In accordance with Section 13 or 15 (d) of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            ELEPHANT TALK COMMUNICATIONS, INC.


Date:  March 31, 2005                       By: /s/ Russelle Choi
                                            ------------------------------
                                            Russelle Choi
                                            Chairman of the Board
                                            President & Chief Executive Officer
                                            (Principal Executive Officer)

Date:  March 31, 2005                       By: /s/ Manu Ohri
                                            ------------------------------
                                            Manu Ohri
                                            Executive Vice President, Finance &
                                            Chief Financial Officer
                                            (Principal Financial Officer and
                                            Principal Accounting Officer)


Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


Signature                    Title                              Date
--------------------------   -----------------------------      ---------------

/s/ Russelle Choi            President, Chief Executive         March 31, 2005
-----------------            Officer and Director
Russelle Choi

/s/ Pius Lam                 Chief Operating Officer            March 31, 2005
------------                 and Director
Pius Lam

/s/ Manu Ohri                Chief Financial Officer            March 31, 2005
-------------                Director and Secretary
Manu Ohri

/s/ Francis Lim              Director                           March 31, 2005
---------------
Francis Lim

                                                                    Exhibit 31.1

                           CERTIFICATION OF PRESIDENT
                PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934,
                             RULES 13a-14 AND 15d-14
                             AS ADOPTED PURSUANT TO
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002



I, Russelle Choi, certify that:

1. I have reviewed this Annual Report on Form 10-KSB of Elephant Talk Communications, Inc. and its subsidiaries;

2. Based on my knowledge, this Annual Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Annual Report;

3. Based on my knowledge, the financial statements, and other financial information included in this Annual Report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this Annual Report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Securities Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

       (a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this Annual Report is being prepared;

       (b)    evaluated  the   effectiveness  of  the  registrant's   disclosure
              controls and procedures as of a date within 90 days prior to the filing date of this Annual Report (the "Evaluation Date"); and

       (c)    presented  in  this  Annual  Report  our  conclusions   about  the
              effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

       (a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

                                     31.1-1

       (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date:  March 31, 2005

                                /s/ Russelle Choi
                                -----------------------------------
                                  Russelle Choi
                                President & Chief Executive Officer






































                                     31.1-2

                                                                    Exhibit 31.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934,
                             RULES 13a-14 AND 15d-14
                             AS ADOPTED PURSUANT TO
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002


I, Manu Ohri, certify that:

1. I have reviewed this Annual Report on Form 10-KSB of Elephant Talk Communications, Inc. and its subsidiaries;

2. Based on my knowledge, this Annual Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Annual Report;

3. Based on my knowledge, the financial statements, and other financial information included in this Annual Report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this Annual Report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Securities Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

       (a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this Annual Report is being prepared;

       (b)    evaluated  the   effectiveness  of  the  registrant's   disclosure
              controls and procedures as of a date within 90 days prior to the filing date of this Annual Report (the "Evaluation Date"); and

       (c)    presented  in  this  Annual  Report  our  conclusions   about  the
              effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

       (a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and


                                     31.2-1

       (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this Annual Report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date:  March 31, 2005

                                  /s/ Manu Ohri
                                   ------------------------------------
                                    Manu Ohri
                                   Chief Financial Officer






































                                     31.2-2

EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TOSECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report on Form 10-KSB of Elephant Talk Communications, Inc. and its subsidiaries (the "Company"), for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Russelle Choi, President & Chief Executive Officer of the Company, and Manu Ohri, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                    /s/ Russelle Choi
                                    ------------------------------------
Dated: March 31, 2005               Russelle Choi
                                    President & Chief Executive Officer

                                  /s/ Manu Ohri
                                    ------------------------------------
Dated: March 31, 2005               Manu Ohri
                                    Chief Financial Officer


























                                     32.1-1

Exhibit 2 - Quarterly Report on Form 10-QSB for the quarter ended September 30, 2005 of Elephant Talk Communications, Inc.


                    U. S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 10-QSB

           [X] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

               For the quarterly period ended: September 30, 2005

           [ ] QUARTERLY REPORT PURSUANT TO SECTION 13 0R 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

        For the transition period from ______________ to _______________

                        Commission File Number: 000-30061

                       ELEPHANT TALK COMMUNICATIONS, INC.
        (Exact name of small business issuer as specified in its charter)

                                   California
         (State or other jurisdiction of incorporation or organization)

                                   95-4557538
                        (IRS Employer Identification No.)

          438 East Katella Avenue, Suite 217, Orange, California 92867
                    (Address of principal executive offices)

                                 (714) 288-1570
                           (Issuer's telephone number)

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days: Yes [ X ] No [ ].

As of November 14, 2005, Elephant Talk Communications, Inc. had 203,107,170 shares of common stock outstanding.

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act. Yes [ ] No [ X ].

Transitional Small Business Disclosure Format (check one):

         Yes [  ]                                       No [ X ]

               ELEPHANT TALK COMMUNICATIONS, INC. AND SUBSIDIARIES

                                TABLE OF CONTENTS

                              Report on Form 10-QSB
                                For quarter ended
                               September 30, 2005
                                                                         Page
PART 1  FINANCIAL INFORMATION                                            ----

Item 1. Financial Statements

        Consolidated Balance Sheet at September 30, 2005 (Unaudited)        3

        Consolidated Statements of Operations for the Three Months
        and Nine Months ended September 30, 2005 and 2004 (Unaudited)       5

        Consolidated Statements of Cash Flows for the Nine Months
        ended September 30, 2005 and 2004 (Unaudited)                       7

        Notes to the Consolidated Financial Statements (Unaudited)          9

Item 2. Management's Discussion and Analysis of Financial
        Condition and Results of Operations                                15

Item 3. Controls and Procedures                                            21


PART II OTHER INFORMATION

Item 1. Legal Proceedings                                                  22

Item 2. Changes in Securities                                              22

Item 3. Defaults upon Senior Securities                                    22

Item 4. Submission of Matters to Vote of Security Holders                  22

Item 5. Other Information                                                  22

Item 6. Exhibits and Reports on Form 8-K                                   22

Signatures and Certifications                                              23

Part 1 FINANCIAL INFORMATION
Item 1. Financial Statements

               ELEPHANT TALK COMMUNICATIONS, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2005
                                   (UNAUDITED)

                                     ASSETS
CURRENT ASSETS
 Cash and cash equivalents                                       $      38,278
 Accounts receivable, net                                               14,376
 Advances to third parties                                             794,429
 Due from related parties                                               79,412
 Prepaid expenses and other current assets                              62,615
                                                                 -------------
        Total Current Assets                                           989,110
                                                                 -------------
PROPERTY AND EQUIPMENT - NET                                            96,972

OTHER ASSETS
 Earnest deposit for acquisitions                                    7,106,526
                                                                 -------------
        Total Other Assets                                           7,106,526
                                                                 -------------
TOTAL ASSETS                                                     $   8,192,608
                                                                 =============
                      LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
 Overdraft                                                       $     144,320
 Accounts payable and customer deposits                                136,230
 Advances from third party                                             228,139
 Deferred revenue                                                      109,752
 Accrued expenses and other payable                                    116,202
 Current portion of notes payable                                      718,729
 Due to related parties                                                194,795
                                                                 -------------
       Total Current Liabilities                                     1,648,167
                                                                 -------------
LONG-TERM LIABILITIES
 Notes payable                                                         232,310
                                                                 -------------
TOTAL LIABILITIES                                                    1,880,477
                                                                 -------------
COMMITMENT AND CONTINGENCIES                                                 -









              The accompanying notes are an integral part of these
                       consolidated financial statements.
                                        3

              ELEPHANT TALK COMMUNICATIONS, INC. AND SUBSIDIARIES
                     CONSOLIDATED BALANCE SHEET (Continued)
                               SEPTEMBER 30, 2005
                                   (UNAUDITED)

STOCKHOLDERS' EQUITY
Preferred stock Class B, no par value, 5,000,000
  shares authorized, none issued and outstanding                             -
Common stock, no par value, 250,000,000 shares authorized,
  203,107,170 issued and outstanding                                14,117,336
Common stock, no par value, 95,947,395 shares to be
  issued for acquisition                                             4,137,896
Accumulated comprehensive loss                                         (10,958)
Accumulated deficit                                                (11,932,143)
                                                                 -------------
        Total Stockholders' Equity                                   6,312,131
                                                                 -------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                       $   8,192,608
                                                                 =============

































              The accompanying notes are an integral part of these
                       consolidated financial statements.
                                        4

               ELEPHANT TALK COMMUNICATIONS, INC. AND SUBSIDIARIES
          CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
                                   (UNAUDITED)

                                                  For three months ended      For nine months ended
                                                       September 30,                September 30,
                                                     2005          2004          2005          2004
                                                ------------- ------------- ------------- -------------
REVENUES                                        $     42,780  $    143,677  $    246,413  $    495,657

COST OF REVENUE                                       38,187        69,765       204,261       344,751
                                                ------------  ------------  ------------  ------------
GROSS PROFIT                                           4,593        73,912        42,152       150,906

OPERATING EXPENSES
  Selling, general and administrative                214,328       150,110       944,316     1,555,040
  Depreciation and amortization                       10,386        18,916        48,442        62,160
                                                ------------  ------------  ------------  ------------
         Total Operating Expenses                    224,714       169,026       992,758     1,617,200
                                                ------------  ------------  ------------  ------------
LOSS FROM OPERATIONS                                (220,121)      (95,114)     (950,606)   (1,466,294)

OTHER INCOME (EXPENSE)
  Interest income                                          7             -           664             -
  Interest expense                                   (26,664)       (8,262)      (86,124)      (18,800)
  Gain (Loss) on disposal of fixed assets             22,304             -       (26,066)            -
  Equity in loss of unconsolidated affiliate               -        (9,924)            -       (19,424)
  Loss on settlement                                       -             -             -       (11,736)
  Gain on settlement of payables                           -             -        49,031       227,655
                                                ------------  ------------  ------------  ------------
         Total Other Income (Expense)                 (4,353)      (18,186)      (62,495)      177,695
                                                ------------  ------------  ------------  ------------
LOSS BEFORE INCOME TAXES                            (224,474)     (113,300)   (1,013,101)   (1,288,599)
  Income taxes                                             -             -           800           800
                                                ------------  ------------  ------------  ------------
LOSS BEFORE DISCONTINUED OPERATIONS:                (224,474)     (113,300)   (1,013,901)   (1,289,399)

DISCONTINUED OPERATIONS:
  Loss from discontinued operations                        -             -        (7,229)            -
  Gain from disposal of discontinued operations            -             -         7,229             -
                                                ------------  ------------  ------------  ------------
                                                           -             -             -             -
                                                ------------  ------------  ------------  ------------
NET LOSS                                        $   (224,474) $   (113,300) $ (1,013,901) $ (1,289,399)

OTHER COMPREHENSIVE INCOME (LOSS)
  Foreign currency translation gain (loss)                 -        (2,286)          644        (6,778)
                                                ------------  ------------  ------------  ------------
                                                           -        (2,286)          644        (6,778)
                                                ------------  ------------  ------------  ------------
COMPREHENSIVE LOSS                              $   (224,474) $   (115,586) $ (1,013,257) $ (1,296,177)
                                                ============  ============  ============  ============

              The accompanying notes are an integral part of these
                       consolidated financial statements.
                                        5

               ELEPHANT TALK COMMUNICATIONS, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS (Continued)
                                   (UNAUDITED)

                                                  For three months ended      For nine months ended
                                                       September 30,                September 30,
                                                     2005          2004          2005          2004
                                                ------------- ------------- ------------- -------------
Net loss per common share and equivalents -
  basic and diluted
  Loss from continuing operations               $       0.00  $       0.00  $      (0.01) $      (0.03)
  Loss from discontinued operations             $       0.00  $       0.00  $       0.00  $       0.00
                                                ------------  ------------  ------------  ------------
                                                $       0.00  $       0.00  $      (0.01) $      (0.03)
                                                ============  ============  ============  ============
Weighted average shares outstanding during
  the period - basic and diluted                 196,259,664    50,027,718   114,179,785    49,594,230
                                                ============  ============  ============  ============


































              The accompanying notes are an integral part of these
                       consolidated financial statements.
                                        6

                ELEPHANT TALK COMMUNICATIONS, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)

                                                            For nine months ended
                                                                 September 30,
                                                               2005         2004
                                                          ------------- -------------
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net loss                                                 $ (1,013,901) $ (1,289,399)
 Adjustments to reconcile net loss to net
  cash used in operating activities:
 Depreciation and amortization                                  48,442        66,903
 Issuance of stock for compensation and services               393,000       985,856
 Provision for uncollectible amounts                            11,293       400,000
 Loss on disposal of fixed assets                               26,066             -
 Gain on disposal of subsidiary                                 (7,229)            -
 Minority interest in subsidiary                                 7,229             -
 Gain on settlement of payables                                (49,031)            -
 Equity in loss of unconsolidated affiliate                          -        19,424
 Changes in operating assets and liabilities:
   Decrease in accounts receivable                                 437        33,679
   Decrease in prepaid expenses, deposits and other assets      14,905        37,951
   Decrease in accounts payable and customer deposits          (10,457)     (467,009)
   Decrease in deferred revenue                                (10,136)      (37,870)
   Increase in accrued expenses and other payable               38,802             -
   Increase (Decrease) in cash overdraft                        11,509      (401,501)
                                                          ------------  ------------
      Net cash used in operating activities                   (539,071)     (651,966)
                                                          ------------  ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
 Purchase of property and equipment                            (43,423)       (5,203)
 Cash lost in disposition of subsidiary                       (127,711)            -
 Earnest deposit on acquisitions, net                       (7,294,714)            -
 Proceeds from acquisition of subsidiary                       127,711             -
 Proceeds from sale of investment                                    -       100,953
                                                          ------------  ------------
      Net cash provided by (used in) investing activities   (7,338,137)       95,750
                                                          ------------  ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Payment of capital leases                                           -       (14,018)
 Payment on notes payable                                     (209,578)      (29,188)
 Advances received for acquisitions                            228,139             -
 Proceeds from sale of shares                                7,851,655       349,970
 Proceeds from (Payments to) related parties, net              (23,005)      259,210
                                                          ------------  ------------
      Net cash provided by financing activities              7,847,211       565,974
                                                          ------------  ------------



                  The   accompanying   notes  are  an  integral  part  of  these
                  consolidated financial statements.
                                        7

                ELEPHANT TALK COMMUNICATIONS, INC. AND SUBSIDIARY
                CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)
                                   (UNAUDITED)

                                                            For nine months ended
                                                                 September 30,
                                                               2005         2004
                                                          ------------- -------------
EFFECT OF EXCHANGE RATES ON CASH                                   644        (4,492)

NET INCREASE (DECREASE) IN CASH                                (29,353)        5,266
 CASH, BEGINNING OF THE YEAR                                    67,631         8,282
                                                          ------------  ------------
 CASH, END OF THE YEAR                                    $     38,278  $     13,548
                                                          ============  ============
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
--------------------------------------------------
Cash paid during the period for interest                  $     38,804  $     22,274

Cash paid during the period for income taxes              $        800  $        800































                  The   accompanying   notes  are  an  integral  part  of  these
                  consolidated financial statements.
                                        8

               ELEPHANT TALK COMMUNICATIONS, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2005
                                   (UNAUDITED)

NOTE 1:  Organization and Nature of Operations
         -------------------------------------
     Elephant Talk Communications, Inc. (herein referred to as "ElephantTalk", "ETCI" or "Company" formerly known as Staruni Corporation), incorporated on February 5, 1962 under the laws of the state of California as Altius Corporation, was involved in manufacturing of freeway signs. In March 1997, Altius acquired Starnet Universe Internet, Inc., a web developer and Internet Service Provider (ISP) and changed its name to Staruni Corporation. On January 4, 2002, Staruni Corporation merged with Elephant Talk Limited, a company incorporated in Hong Kong, and filed a Certificate of Amendment of Articles of Incorporation to amend the corporate name to Elephant Talk Communications, Inc. This name change was done in conjunction with the merger and to emphasize that the Company's new focus will be the business of Elephant Talk Limited.

     On January 4, 2002, the Company exchanged 90% of its common stock for 100% of the common stock of Elephant Talk Limited by issuing 31,164,210 shares of common stock to the shareholders of Elephant Talk Limited. Elephant Talk Limited is a limited liability company incorporated in Hong Kong (ETHK) engaged in long distance telephone business. Per the agreement, the Company sold its Internet Service Provider (ISP) business to a related party, Vision Aerospace, Inc. (Vision) for 1,000,000 shares of Vision valued at $10,835. Vision is owned by the former CEO and President of the Company. The value of the shares was recorded at the book value of the assets exchanged to acquire the shares of Vision. Pursuant to the terms of the share exchange agreement, control of the combined companies passed to the former shareholders of Elephant Talk Limited. This type of share exchange has been treated as a capital transaction accompanied by recapitalization of Elephant Talk Limited in substance, rather than a business combination, and is deemed a "reverse merger" for accounting purposes, since the former owners of Elephant Talk Limited controlled majority of the total common shares outstanding immediately following the merger. Recapitalization accounting resulted in consolidated financial statements being issued under the name of Elephant Talk Communications, Inc., but were considered a continuation of Elephant Talk Limited. No pro forma financial statements are being presented as ETCI has no assets other than the shares of the related third party discussed above.

NOTE 2:  Basis of Presentation
         ---------------------
     The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-QSB. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements and related notes included in the Company's 2004 Form 10-KSB.

     The audited consolidated financial statements of the Company for the year ended December 31, 2004 were filed on April 1, 2005 with the Securities and Exchange Commission and are hereby referenced. In the opinion of

                                        9
     management, the accompanying unaudited consolidated financial statements contain all adjustments (which include only normal recurring adjustments) considered necessary for fair presentation has been included.

     The results of operations for the three months and nine months ended September 30, 2005, are not necessarily indicative of the results to be expected for the entire year. Certain 2004 amounts have been reclassified to conform to current period presentation. These reclassifications have no effect on previously reported net income (loss).

NOTE 3:  Principles of Consolidation
         ---------------------------
     The accompanying consolidated financial statements for the three months and nine months ended September 30, 2005 included the accounts of Elephant Talk Communications, Inc., and its 100% wholly owned subsidiary Elephant Talk Limited. The consolidated financial statements for the same period in 2004 included the accounts of Elephant Talk Communications, Inc., its 100% wholly owned subsidiary Elephant Talk Limited and its 30% equity investment in New Times Navigations Limited. All significant inter-company accounts and transactions have been eliminated in consolidation.

NOTE 4:  Use of Estimates
         ----------------
     In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

NOTE 5:  Supplemental Disclosure of Cash Flows
         -------------------------------------
     The Company prepares its statements of cash flows using the indirect method as defined under the Financial Accounting Standard No. 95. The cash flow statements do not include the following non-cash investing and financing activities:

     During the nine months ended September 30, 2005, the Company issued a) 7,764,323 common shares valued at $373,000 as compensation to directors for salaries and fees for attending Board meetings; b) 400,000 common shares valued at $20,000 to a consultant for providing consulting and management advisory services; c) 989,166 common shares valued at $37,588 to a director in settlement of payables; d) 100,000,000 common shares sold to an accredited investor valued at $3,600,000; and e) 20,000,000 common shares issued as earnest deposit for acquisition of a European telecom operator.

NOTE 6:  Recent Pronouncements
         ---------------------
     In December 2004, the FASB issued FASB Statement No. 123R, "Share-Based Payment, an Amendment of FASB Statement No. 123" ("FAS No. 123R"). FAS No. 123R requires companies to recognize in the statement of operations the grant date fair value of stock options and other equity-based compensation issued to employees. FAS No. 123R is effective beginning in the Company's second quarter of fiscal 2006. The Company is in process of evaluating the impact of this pronouncement on its financial position.

                                       10

     In December 2004, the FASB issued SFAS Statement No. 153, "Exchanges of Non-monetary Assets." The Statement is an amendment of APB Opinion No. 29 to eliminate the exception for non-monetary exchanges of similar productive assets and replaces it with a general exception for exchanges of non-monetary assets that do not have commercial substance. The Company believes that the adoption of this standard will have no material impact on its financial statements.

     In March 2004, the Emerging Issues Task Force ("EITF") reached a consensus on Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments." The EITF reached a consensus about the criteria that should be used to determine when an investment is considered impaired, whether that impairment is other-than-temporary, and the measurement of an impairment loss and how that criteria should be applied to investments accounted for under SFAS No. 115 "Accounting in certain investments in debt and equity securities". EITF 03-01 also included accounting considerations subsequent to the recognition of other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. Additionally, EITF 03-01 includes new disclosure requirements for investments that are deemed to be temporarily impaired. In September 2004, the Financial Accounting Standards Board (FASB) delayed the accounting provisions of EITF 03-01; however the disclosure requirements remain effective for annual reports ending after September15, 2004. The Company will evaluate the impact of EITF 03-01 once final guidance is issued.

NOTE 7:  Segment Information
         -------------------
     The Company complies with SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." Based upon the definitions contained within SFAS No. 131, the Company has determined that it now operates in only in one segment consisting of Telecommunication Products business. The Technical Consulting Services business segment was discontinued as of June 30, 2005. All inter-segment transactions have been eliminated in the consolidated financial statements.

NOTE 8:  Advances to Third Parties
         -------------------------
     The Company has advanced a) $549,955 to two European telecom entities for their working capital requirements while the Company is completing its due diligence of its proposed acquisitions (Note 9); and b) $244,474 to third parties for development of products and services in which the Company has an interest. All advances made by the Company during the nine months period ended September 30, 2005, are deemed fully recoverable at September 30, 2005.

NOTE 9:  Earnest Deposits for Acquisitions
         ---------------------------------
     On January 17, 2005, the Company entered into a Memorandum of Understanding ("MOU") with an accredited investor based in Europe whereby, the Company agreed to acquire all of the issued and outstanding shares of a European telecom company from the European investor. As of September 30, 2005, the Company has made earnest deposits of $6,151,250 to the European investor. The Company is conducting its due diligence of its proposed acquisition of

                                       11
     the European telecom company and fully expects to execute a definitive agreement upon completion of its due diligence.

     The Company made earnest deposits of $235,276 and issued 20,000,000 common shares valued at $720,000 to a telecommunications service provider, a company registered in British Virgin Islands, for its proposed acquisition of 100% of equity ownership of its business. The Company is conducting its due diligence of the telecom service provider and expects to execute a definitive agreement upon completion of its due diligence.

     The Company has recorded $7,106,526 as earnest deposits for acquisitions in the accompanying financial statements as of September 30, 2005.

NOTE 10: Related Party Transactions
         --------------------------
     The Company has advanced funds amounting to $444,157 to entities that the Company's officers and/or shareholders have an ownership interest in prior to 2002. The Company has provided a reserve for uncollectible funds amounting to $364,745 for such funds advanced as of September 30, 2005.

     During the nine month period ended September 30, 2005, the Company issued 989,166 restricted common shares valued at $37,588 to a director in settlement of payables amounting to $69,619. The Company recorded a gain of $49,031 as a result of settlement of payables in the accompanying financial statements as of September 30, 2005.

     On December 25, 2003, a Company's affiliate had signed a promissory note of $408,975 which was fully guaranteed by the Company. The note requires a monthly installment of $12,535 with the remaining balance due on December 24, 2006. The affiliate is in arrears in making monthly payments on the note. The Company will be obligated to pay the unpaid balance of the promissory note in full in case of default of payments by the affiliate.
     The Company has provided a full allowance for the unpaid balance of $326,036 on the promissory note in the accompanying financial statements at September 30, 2005.

NOTE 11: Stockholders' Equity
         --------------------
     Issuance of common stock during the nine months ended  September  30, 2005:
     The Company sold to Rising Water Capital AG ("RWC"), an accredited investor from Europe, 195,947,395 restricted common shares of the Company and received a cash consideration of $7,761,655. On June 27, 2005, the Company issued to RWC 100,000,000 of its restricted common shares valued at $3,600,000. The common shares were valued at the ten day average market closing price on the date of issuance. Upon issuance of the remaining 95,947,395 common shares to RWC, RWC will own approximately 66% of the outstanding common shares of the Company.

     On January 5, 2005, the Company completed its purchase of 60% equity ownership interest in True Precise Technology Limited from Keen Solution Group Limited in a Stock Exchange Agreement ("Agreement") whereby, the Company issued 23,137,500 restricted common shares valued at $1,436,875. On August 8, 2005, Keen Solutions sent notification informing the Company that it has unilaterally decided to terminate the Agreement. The Company has taken protective measures to ensure that 23,137,500 common shares are restricted and non tradable.
                                       12

     The Company issued 20,000,000 common shares valued at $720,000 as an earnest deposit to a telecommunications service provider, a company registered in British Virgin Islands, for its proposed acquisition of 100% of equity ownership of its business. The common shares were valued at the ten day average market closing price on the date of issuance.

     The Company issued 7,764,323 restricted common shares valued at $373,000 as compensation to directors for salaries and fees for attending Board meetings. The common shares were valued at the closing market price of the common shares on the first day of each month starting January 1, 2005.

     The Company issued 400,000 common shares valued at $20,000 to a consultant for providing consulting and advisory services. The common shares were valued at the ten day average market closing price from the date of issuance.

     The Company issued 989,166 restricted common shares valued at $37,588 to a director in settlement of payables. The common shares were valued at the ten day average market closing price when the debt was incurred.

     Pursuant to cancellation of Company's investment in New Times in December 2004, the shareholders of New Times were required to return to the Company 5,100,000 common shares as part of Company's consideration towards its 30% investment interest in New Times. On February 22, 2005, the Company cancelled 2,252,500 common shares received from New Times shareholders. The Company expects to receive and cancel the remaining 2,847,500 common shares held by New Times shareholders. The Company has taken protective measures to ensure that the remaining 2,847,500 common shares are restricted and non tradable.

NOTE 12: Discontinued Operations
         -----------------------
     On January 5, 2005, the Company completed its purchase of 60% equity ownership interest in True Precise from Keen Solution in a Share Exchange Agreement. The Company issued 23,137,500 restricted common shares valued at $1,436,875 for its purchase consideration of 60% equity interest. On August 8, 2005, Keen Solutions sent notification informing the Company that it has unilaterally decided to terminate the Agreement. The Company has placed a stop transfer restriction on 23,137,500 common shares it issued to Keen Solution. The Company treated True Precise's transaction as discontinued operation and has recorded 23,137,500 common shares as cancelled shares in the accompanying financial statements at September 30, 2005. This cancellation of shares resulted in a gain of $7,229 due to disposal of discontinuing operations in the accompanying financial statements as of September 30, 2005.

     Discontinued operations for the nine months ended September 30, 2005 are as follows:

                                                         Nine months ended
                                                         September 30, 2005
                                                       ---------------------
                Consulting service income                $         176,325

                Operating expenses                                 183,554
                                                         -----------------
                Loss from discontinued operations        $          (7,229)
                                                         =================

NOTE 13: Basic and Diluted Net Loss Per Share
         ------------------------------------
     Basic and diluted net loss per share for the three months and nine months ended September 30, 2005 and 2004 was determined by dividing net loss for the periods by the weighted average number of basic and diluted shares of common stock outstanding. Weighted average number of shares used to compute basic and diluted loss per share is the same since there are no dilutive shares outstanding at September 30, 2005 and 2004, respectively.

NOTE 14: Employee Benefit Plan
         ---------------------
     The Company adopted an employee benefit plan "The 2000 Employee Benefit Plan" (the "Plan") on May 30, 2000. Under the Plan, the Company may issue shares or grant options to acquire the Company's common stock, no par value, from time to time to employees of the Company or its subsidiaries. In addition, at the discretion of the Board of Directors, shares may be granted under this Plan to other individuals, including consultants or advisors, who contribute to the success of the Company or its subsidiaries, provided that bona fide services shall be rendered by consultants and advisors and such services must not be in conjunction with the offer or sale of securities in a capital raising transaction. No stock may be issued or options granted under the Plan to consultants, advisors or other persons who directly or indirectly promote or maintain a market for the Company's securities. The Plan is intended to aid the Company in maintaining and developing a management team, attracting qualified officers and employees capable of assuring the future success of the Company, and rewarding those individuals who have contributed to the success of the Company. The Plan is administrated under the direction of the Board of Directors. A total of 4,000,000 (four million) common shares and 4,000,000 (four million) stock options to acquire common shares may be subject to, or issued pursuant to, benefits granted under the Plan. At any time any stock option is granted under the terms of this Plan, the Company will reserve for issuance the number of shares of Stock subject to such option until it is exercised or expired. The Plan Administrator shall determine from time to time the terms, conditions and price of the options granted. Options shall not be construed to be stock and cannot be exercised after the expiration of its term. Under the Plan, 300,000 shares of common stock and 4,000,000 stock options remain available for grant at September 30, 2005.

NOTE 15: Going Concern
         -------------
     The accompanying financial statements have been prepared in conformity with generally accepted accounting principle, which contemplate continuation of the Company as a going concern. The Company has an accumulated deficit of $11,932,143 including a net loss of $1,013,901 for the nine months ended

                                       14

     September 30, 2005. This raises a substantial doubt about the Company's ability to continue as a going concern. In view of the matters described below, recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to raise additional capital, obtain financing and to succeed in its future operations.

     The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

     Management has taken the following steps to revise its operating and financial requirements, which it believes are sufficient to provide the Company with the ability to continue as a going concern. Management has devoted considerable efforts during the period ended September 30, 2005 towards (i) obtaining additional equity financing (ii) controlling of salaries and general and administrative expenses (iii) management of accounts payable (iv) settlement of vendors debt by issuance of common shares and (v) acquire profitable companies that bring synergies to the Companies products and services.


PART 1

ITEM 2   Management Discussions and Analysis or Plan of Operation

     Elephant Talk Communications, Inc. (ETCI) is a facility based international long distance carrier offering highly reliable and competitively priced services on the wholesale market. The Company provides services to first-tier local and international telecommunications carriers, enabling those carriers and other service providers to offer voice and fax services to their end-customers. The operations include international long distance on both sides of the Pacific, serving over 20 foreign countries through an advanced and flexible network. The Company has been expanding its foothold in Asia with more profitable routes and the development of value-added services, such as PC-to-Phone service, voice over Internet protocol (VoIP), Broadband Internet and Short messaging service (SMS). The Company is actively pursuing new sales channels for the higher-margin prepaid calling card market, expanding from the U.S. to several countries in Europe and South East Asia.

     Pursuant to an agreement and plan of reorganization, effective August 27, 2001, and through the subsequent acquisition that completed on January 4, 2002, Staruni Corporation, a California corporation acquired Elephant Talk Limited, a limited company incorporated in Hong Kong. This type of share exchange has been treated as a capital transaction accompanied by recapitalization of Elephant Talk Limited in substance, rather than a business combination, and is deemed a "reverse acquisition" for accounting purposes since the former owners of Elephant Talk Limited controlled majority of the total common shares outstanding immediately following the acquisition. The acquisition caused no change in any of the shares of the Company's common stock outstanding on the acquisition date, and no other securities were converted as a result of the acquisition.

                                       15

     On January 5, 2005, pursuant to a Share Exchange Agreement ("Agreement"), the Company completed its purchase of 60% equity ownership interest in True Precise Technology Limited ("True Precise"), a limited liability company, registered in British Virgin Island, from Keen Solution Group Limited ("Keen Solution"), a company registered in British Virgin Island. As consideration for the acquisition, the Company issued 23,137,500 restricted common shares to Keen Solution valued at $1,436,875. Upon completion of the acquisition on January 5, 2005, True Precise became a majority owned subsidiary of the Company. On August 8, 2005, Keen Solutions sent notification informing the Company that it has unilaterally decided to terminate the Agreement. The Company treated True Precise's transaction as discontinued operation and recorded 23,137,500 common shares as cancelled shares in the accompanying financial statements at September 30, 2005. The Company has taken protective measures to ensure that 23,137,500 common shares are restricted and non tradable. The Company recorded a gain of $7,229 on disposition of its discontinued operations in the accompanying financial statements as of September 30, 2005.

     On January 17, 2005, the Company entered into a Memorandum of Understanding ("MOU") with an accredited investor in Europe whereby, the Company agreed to acquire all of the issued and outstanding shares of a European telecom company from the European investor. As of September 30, 2005 the Company has made earnest deposits of $6,151,250 to the European investor. Furthermore, the Company has advanced an additional $113,050 to the European telecom company as of September 30, 2005 for its working capital requirements. The Company is conducting its due diligence of its proposed acquisition of the European telecom company and expects to execute a definitive agreement upon completion of its due diligence. The transaction is expected to close in January 2006. The European telecom company is a telecommunications service provider that provides various premium rate services such as 0900 service and VoIP services to corporations and content providers within the European Union. The Company believes that it can extract considerable synergies with this acquisition by integrating its VoIP platforms and extend its reach from China to Europe and vice-versa.

     The Company signed a Letter of Intent to acquire 100% of equity interest in a telecom service provider, a company registered in British Virgin Islands with administrative offices in Vaduz, Furstentum, Liechtenstein. The telecom service provider is a marketing vehicle for a unique low rate international telephone service based on the Company's technical platform. The Company is currently performing its due diligence of the telecom service provider and plans to sign a definitive agreement upon completion of its due diligence. As of September 30, 2005, the Company has advanced to the telecom service provider cash of $235,276 and 20,000,000 restricted common shares for a total consideration valued at $955,276 as earnest deposit towards its acquisition. The transaction is expected to close in January 2006.

     Results of Operations: The results of operations of the Company for the three months and nine months ended September 30, 2005 consisted of the operations of ETCI and its wholly owned subsidiary Elephant Talk Limited. The results of operations for the three months and nine months ended September 30, 2004 consisted of the operations of ETCI, its wholly owned subsidiary Elephant Talk Limited and its 30% equity investment in New Times Navigation Limited. The Company reported net losses of $224,474 and

                                       16

     $1,013,901 for the three months and nine months ended September 30, 2005 compared to net losses of $113,300 and $1,289,399 for the same periods in 2004.

     Revenues and Cost of revenues: The Company reported revenues of $42,780 and $246,413 during the three months and nine months ended September 30, 2005 compared to $143,677 and $495,657 for the same periods in 2004. Revenues consisted of sale of telecommunications products such as voice and data transmission like IDD, pre-paid calling cards, eTalk and facsimile services provided to major telecommunication companies and retail customers in the US, Europe, China, Indonesia, New Zealand and Hong Kong. Revenues Decreased due to intense competition and consistent decline in telecommunications products markets. Furthermore, the Company discontinued its technical consulting and business advisory services business in June 2005 whereas, such business contributed $176,325 in revenues during the three months ended March 31, 2005. No revenues were contributed from such business during the three and nine months ended September 30, 2004.

     Cost of revenues was $38,187 and $204,261 for the three months and nine months ended September 30, 2005 compared to $69,765 and $344,751 for the same periods in 2004. Cost of revenues included the costs in providing resale arrangements with long distance service providers, cost of leasing transmission facilities, international gateway switches for voice, data transmission and facsimile services and discounts offered on eTalk cards sold. Gross margin for the three months and nine months ended September 30, 2005 was $4,593 (10.7%) and $42,152 (17.1%) compared to $73,912 (51.4%) and
     $150,906 (30.4%) for the same periods in 2004. The gross margin for the three months and nine months ended September 30, 2005 remained relatively flat due to the change in the revenue mix for the services provided to the customers in the telecom markets.

     Selling, general and administrative expenses (S,G&A): S,G&A expenses were $214,328 and $944,316 for the three months and nine months ended September 30, 2005 compared to $150,110 and $1,555,040 for the same periods in 2004. S,G&A expenses increased during the three months period ending September 30, 2005 compared to same period in 2004 due to the legal and administrative costs incurred by the Company in connection with performing due diligence on proposed acquisitions. S,G&A expenses for the nine months period ending September 30, 2005 decreased when compared to the same period in 2004, primarily due to reduction its payroll and other general and administrative expenses through right-sizing the organization. Depreciation expense was $10,386 and $48,442 for the three months and nine months ended September 30, 2005 compared to $18,916 and $62,160 for the same periods in 2004 since majority of the Company assets were fully depreciated in 2004.

     Other Income and Expenses: Interest expense for the three months and nine months ended September 30, 2005 was $26,664 and $86,124 compared to $8,262 and $18,800 for the same periods in 2004. The Company recorded a gain in settlement of debts of $49,031 during the three months and nine months ended September 30, 2005 compared to a gain of $227,655 in settling claims of vendors during the same periods in 2004. The Company recorded a gain of $22,304 and loss of $26,066 on disposition of fixed assets during the three months and nine months ended September 30, 2005. No assets were disposed during the same periods in 2004.


                                       17

     Discontinued operations: The Company discontinued operations of a majority owned subsidiary, True Precise and recorded a loss from discontinued operations of $7,229 during the nine months period ended September 30, 2005. The Company did not have any discontinued operations during the same period in 2004. The Company recorded a gain of $7,229 from the disposal of discontinued operations during the nine months ended September 30, 2005. The Company took protective measures and placed share transfer restrictions on the sale of its 23,137,500 common shares issued to Keen Solution.

     Liquidity and Capital Resources: The Company believes that current and anticipated future cash requirements for the next three months cannot be met with the cash on hand and from revenue from current customers to fund the internal operations. The Company plans to raise necessary funds by selling its own common shares to selected accredited investors and bringing in business partners whose contributions include necessary cash. The issuance of additional common stock will result in dilution of our existing shareholders. There can be no assurance that additional funding will be available on favorable terms, if at all. No assurance can be given, however, that the Company will have access to the capital markets in future, or that financing will be available on acceptable terms to satisfy the Company's cash requirements needed to implement its business strategies. The Company's inability to access the capital markets or obtain acceptable financing could have a material adverse affect on its results of operations and financial condition, and could severely threaten the Company's ability as a going concern.

     The Company's forecast of the period of time through which its financial resources will be adequate to support its operations is a forward-looking statement that involves risks and uncertainties, and actual results could vary as a result of a number of factors.

     Operating activities: Net cash used in operating activities during the nine month period amounted to $539,071 primarily due to decrease in prepaid expenses and carrier deposits of $14,905, decrease in accounts payable and customer deposits of $10,457, increase in accrued expenses and other payable of $38,802, decrease in deferred revenue of $10,136 and increase in cash overdraft of $11,509. Additionally, the Company's current liabilities exceeded its current assets by $659,057 at September 30, 2005. These factors and the Company's inability to meet its debt obligations from current operations, and the need to raise additional funds to accomplish its objectives, create a substantial doubt about the Company's ability to continue as a going concern.

     Investing activities. Net cash used in investing activities during the nine months ended September 30, 2005 was $7,338,137 primarily due to the Company making net earnest deposits of $7,294,714 to acquire telecom companies in Europe. The Company received net proceeds of $127,711 from its acquisition of True Precise and lost $127,711 upon disposition of True Precise. In addition, the Company used proceeds to acquire equipment for $43,423 during the nine months ended September 30, 2005.

     Financing activities. Net cash provided by financing activities during the nine months ended September 30, 2005 was $7,847,211. The Company received $7,851,655 from Rising Water Capital from sale of 195,947,395 restricted Common Shares of the Company. The Company received advance of $228,139 from

                                       18
     a third party and made net payments of $209,578 towards notes payable and $23,005 to related parties.

     As a result of the above activities, the Company experienced a net decrease in cash of $29,353 for the nine months ended September 30, 2005. The ability of the Company to continue as a going concern is still dependent on its success in obtaining additional financing from the institutional investors, acquiring profitable operations or by selling its common shares and fulfilling its plan of restructuring as outlined above. In view of low borrowing interest rates, the Company is actively pursuing additional credit facilities with financial institutions as a means to obtain new funding. The Company's management estimates that it currently has the funds to operate for at least twelve months without raising additional capital.

     Critical accounting policies and estimates
     ------------------------------------------
     The management of the Company  believes the following  critical  accounting
     policies   reflect   significant   judgments  and  estimates  used  in  the
     preparation of its financial statements.

     Revenue recognition and deferred revenue.
     The Company records its revenues and cost of revenues in the gross amounts billed to its customers in accordance with EITF Issue No. 99-19 due to the following:
     o The Company is the primary obligor in the transaction o The Company has the ability to establish selling price to its customers o The Company uses several carriers to fulfill its transactions to its customers
     o The Company determines the amount of time sold and the price of those transactions.

     The Company derives its revenues from the sale of minutes of calling time via sale of its prepaid calling cards. Revenue is deferred upon activation of the calling cards and is recognized as the prepaid calling card balances are reduced based upon minute usage, imposition of administrative fees, or no further obligations exist with respect to a calling card.

     Deferred revenues represent amounts received from its customers for the unused minutes of the prepaid calling cards sold to its customers since the Company recognizes revenues only on the usage of the minutes.

     Allowance for doubtful accounts.
     The management estimates the uncollectibility of its accounts receivable for losses that may result from the inability of our customers and related party affiliates, (herein referred to as "Customers") to make required payments. Management specifically analyses accounts receivable and historical bad debts, Customer concentrations, Customer credit-worthiness, current economic trends and changes in Customer payment terms when evaluating the adequacy of the allowance for doubtful accounts. If our customers' financial condition deteriorates such that it impairs their ability to make payments to the Company, additional allowances may be required.

     Stock-based Compensation.
     The Company follows the prescribed accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights in accordance with SFAS No. 148 "Accounting for Stock-Based Compensation". SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement requires prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used, on reported results.

     Issuance of Shares for Services.
     The Company accounts for the issuance of equity instruments to acquire goods and services based on the fair value of the goods and services or the fair value of the equity instrument at the time of issuance, whichever is more reliably measurable.

     Impact of Accounting Pronouncements
     -----------------------------------
     Recent accounting pronouncements:

     In December 2004, the FASB issued FASB Statement No. 123R, "Share-Based Payment, an Amendment of FASB Statement No. 123" ("FAS No. 123R"). FAS No. 123R requires companies to recognize in the statement of operations the grant- date fair value of stock options and other equity-based compensation issued to employees. FAS No. 123R is effective beginning in the Company's second quarter of fiscal 2006. The Company is in process of evaluating the impact of this pronouncement on its financial position.

     In December 2004, the FASB issued SFAS Statement No. 153, "Exchanges of Non-monetary Assets." The Statement is an amendment of APB Opinion No. 29 to eliminate the exception for non-monetary exchanges of similar productive assets and replaces it with a general exception for exchanges of non-monetary assets that do not have commercial substance. The Company believes that the adoption of this standard will have no material impact on its financial statements.

     In September 2004, the EITF Issue No. 04-08, "The Effect of Contingently Convertible Debt on Diluted Earnings per Share." ("EITF 04-08") was issued stating that contingently convertible debt should be included in diluted earnings per share computations regardless of whether the market price trigger has been met. This Issue is effective for reporting periods ending after December 15, 2004. As a result of adopting EITF 04-08, we will need to include the dilution effect of our outstanding contingent convertible debt in our diluted earnings per share calculations regardless of whether the market price trigger has been met going forward. In addition, this change will be applied retroactively to all prior periods. The retroactive application of EITF 04-08 may result in dilution of earnings per share for the quarter ended September 30, 2004 and may have no impact to the diluted earnings per share for all other prior periods.

     In September 2004, the EITF delayed the effective date for the recognition and measurement guidance previously discussed under EITF Issue No. 03-01, "The Meaning of Other-Than-Temporary Impairment and Its Application to

                                       20

     Certain Investments" ("EITF 03-01") as included in paragraphs 10-20 of the proposed statement. The proposed statement will clarify the meaning of other-than-temporary impairment and its application to investments in debt and equity securities, in particular investments within the scope of FASB Statement No. 115, "Accounting for Certain Investments in Debt and Equity Securities," and investments accounted for under the cost method. We are currently evaluating the effect of this proposed statement on our financial position and results of operations. If the proposed EITF 03-01 becomes effective and is adopted, we may have to record additional impairment charges for certain of our investments in marketable debt securities.

PART 1

ITEM 3   Controls and Procedures

     Evaluation of disclosure controls and procedures:

     Our Chief Executive Officer, President, and Chief Financial Officer (the "Certifying Officers") are responsible for establishing and maintaining disclosure controls and procedures for the Company. The Certifying Officers have designed such disclosure controls and procedures to ensure that material information is made known to them, particularly during the period in which this report was prepared. The Certifying Officers have evaluated the effectiveness of the Company's disclosure controls and procedures were as of the end of the period covered by the filing of this report, and believe that the Company's disclosure controls and procedures are effective in ensuring that information required to be disclosed is accumulated and communicated to management including our CEO and CFO to allow timely decisions regarding required disclosures. There have been no changes in Company's internal control over financial reporting, that occurred during the nine months ended September 30, 2005 that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

     Changes in internal controls: Subsequent to the date of the above evaluation, the Company made no significant changes in its internal controls or in other factors that could significantly affect these controls, nor did it take any corrective action, as the evaluation revealed no significant deficiencies or material weaknesses.

               ELEPHANT TALK COMMUNICATIONS, INC. AND SUBSIDIARIES
                          OTHER INFORMATION (UNAUDITED)
                               SEPTEMBER 30, 2005

PART II

ITEM 1   Legal Proceedings

         None

ITEM 2   Changes in Securities

         None

ITEM 3   Defaults Upon Senior Securities

         Not applicable

ITEM 4   Submission of Matters to Vote of Securities Holders

         None

ITEM 5   Other Information

         None

ITEM 6   Exhibits and Reports on Form 8-K

         a) Exhibits

         31.1  Certification of Chief Executive Officer
         31.2  Certification of Chief Financial Officer
         32.1 Certification pursuant to 18 USC Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

         b) Reports on Form 8-K

         None

               ELEPHANT TALK COMMUNICATIONS, INC. AND SUBSIDIARIES
                          OTHER INFORMATION (UNAUDITED)
                               SEPTEMBER 30, 2005


                                    SIGNATURE

In accordance with the requirements of the Exchange Act, the registrant has caused this report signed on its behalf by the undersigned, thereunto duly authorized.



                                 Elephant Talk Communications, Inc.

Date:  November 14, 2005         By: /s/ Russelle Choi
                                 --------------------------------
                                  Russelle Choi
                                 President & Chief Executive Officer

Exhibit: 31.1

               ELEPHANT TALK COMMUNICATIONS, INC. AND SUBSIDIARIES
                                 CERTIFICATIONS
                               SEPTEMBER 30, 2005

CERTIFICATION
-------------
I, Russelle Choi, certify that:

1. I have reviewed this quarterly report on Form 10-QSB of Elephant Talk Communications, Inc.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Securities Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

         (a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

         (b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

         (c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

         (a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

         (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and


                                Exhibit: 31.1 - 1

6. The registrant's other certifying officers and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date:  November 14, 2005

                                /s/ Russelle Choi
                      ------------------------------------
                                  Russelle Choi
                       President & Chief Executive Officer










































                                Exhibit: 31.1 - 2

Exhibit: 31.2

               ELEPHANT TALK COMMUNICATIONS, INC. AND SUBSIDIARIES
                                 CERTIFICATIONS
                               SEPTEMBER 30, 2005

CERTIFICATION

I, Manu Ohri, certify that:

1. I have reviewed this quarterly report on Form 10-QSB of Elephant Talk Communications, Inc.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Securities Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

         (a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this quarterly report is being prepared;

         (b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

         (c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on ourmost recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

         (a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

         (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

                                Exhibit: 31.2 - 1

6. The registrant's other certifying officers and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date:  November 14, 2005

                                  /s/ Manu Ohri
                                  ------------------------------------
                                    Manu Ohri
                                  Chief Financial Officer










































                                Exhibit: 31.2 - 2

EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TOSECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report on Form 10-QSB of Elephant Talk Communications, Inc. (the "Company") for the period ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Russelle Choi, President & Chief Executive Officer of the Company, and Manu Ohri, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                    /s/ Russelle Choi
                                    ------------------------------------
Dated: November 14, 2005            Russelle Choi
                                    President & Chief Executive Officer


                                  /s/ Manu Ohri
                                    ------------------------------------
Dated: November 14, 2005            Manu Ohri
                                    Chief Financial Officer

























                                 EXHIBIT 32.1 -1

Exhibit No. 3 Certicate of Amendment of Articles of Incorporation of Elephant
              Talk Communication, Inc.


                               State of California
                        Department of Secretary of State


              CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION


Pursuant  to  Sections  900-910  of  the  California   Corporations   Code,  the
undersigned certify that:

        1. They are the president and secretary, respectively, of Elephant Talk Communications, Inc., a California corporation.

        2. Article Fifth of the Articles of Incorporation of this corporation is amended to read as follows:

               "The  Corporation is authorized to issue two classes of stock, to be designated as "Common Stock" and "Class B Preferred Stock." The number of authorized shares of "Common Stock" is 650,000,000 shares which have no par value. The number of authorized shares of "Class B Preferred Stock" is 50,000,000 shares which have no par value. The Board of Directors is authorized to determine the rights, preferences and restrictions granted to or imposed upon the "Class B Preferred Stock."

        3. The foregoing amendment of the Articles of Incorporation has been duly approved by the board of directors.

        4. The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with
           Section 902, California Corporations Code. The total number of outstanding shares of the corporation is 203,107,170. The percentage vote required was more than 50%.

We further declare under penalty of perjury under the laws of the state of California that the matters set forth in this certificate are true and correct of our own knowledge.


DATE: _____________


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                                         Russelle Choi, President



                                         -----------------------------------
                                         Manu Ohri, Secretary